UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5270

                         The Dreyfus/Laurel Funds, Inc.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        10/31


Date of reporting period:       4/30/2003





The following N-CSR relates only to the Registrant's series lited below and does not affect Dreyfus Premier Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series for the period ended August 31, 2003.

                     Dreyfus Premier Tax Managed Growth Fund
               Dreyfus Institutional Government Money Market Fund
                    Dreyfus Premier Large Company Stock Fund
              Dreyfus Institutional U.S. Treasury Money Market Fund
                         Dreyfus Disciplined Stock Fund
                         Dreyfus Bond Market Index Fund
                          Dreyfus Premier Balanced Fund
                     Dreyfus BASIC S&P 500 Stock Index Fund
                  Dreyfus Institutional Prime Money Market Fund
                      Dreyfus Premier Small Cap Value Fund
                           Dreyfus Municipal Reserves
                    Dreyfus Premier Limited Term Income Fund
                         Dreyfus U.S. Treasury Reserves
                        Dreyfus Premier Midcap Stock Fund
                          Dreyfus Money Market Reserves


                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      Tax Managed
      Growth Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Tax Managed Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Tax Managed Growth Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a 0.07% total return for Class A shares, -0.31% for Class B shares, -0.38% for Class C shares and -0.15% for Class T shares.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a 4.47% total return.(2)

We attribute the stock market' s modest gains during the reporting period to rallies in November 2002 and April 2003 that were led by more speculative names, including a number of previously beaten-down technology stocks. The fund underperformed its benchmark primarily because the fund focuses on higher-quality, blue-chip names, which tend to be less speculative and did not rally as strongly during the reporting period. The fund's performance was also hindered by disappointments from individual stocks in the consumer staples group.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the year, which may

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

help reduce investors' tax liabilities and the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 2.75%.(3)

What other factors influenced the fund's performance?

The fund was primarily affected by changes in investor sentiment. During most of 2002, a sluggish economy, allegations of corporate malfeasance and heightened tensions in the Middle East led to general pessimism among investors. As a result, the S& P 500 Index had established a multi-year low just before the reporting period began in October 2002.

Soon after the reporting period began, the stock market began to rally based on rising expectations that the economy would recover in 2003. However, the stocks that rallied most were not the blue-chip companies favored by the fund. Instead, beaten-down cyclicals and technology stocks performed relatively well, as many investors sought to buy them "on the cheap." As a result, the fund's returns began to lag the return of its benchmark early in the reporting period.

During the first quarter of 2003, stocks generally gave back most of the gains they had achieved during the previous rally in late 2002 as war fears weighed heavily on the market. When it became clear that the war's conclusion would be quick and decisive, relatively cyclical and speculative stocks again led the market rally in April 2003, producing modest overall gains for the reporting period.

In this market environment, consumer staples stocks were the greatest detractors from the fund' s performance. Well-known companies, such as Kraft Foods and Coca-Cola, suffered disappointing earnings. Altria Group (formerly Philip Morris) was hurt by litigation-related factors and market-share erosion. Other consumer giants, such as Walgreen, saw their stock prices fall despite relatively strong earnings as their industries fell out of favor among investors.

In the consumer discretionary area, the fund's relative performance suffered as stocks the fund did not own, including a number of retailers and cable television companies, gained value. The fund also received disappointing results from some of its technology holdings, primarily because the fund did not hold any of the smaller, more speculative stocks that led the rallies. On the other hand, the fund's relative lack of exposure to telecommunications stocks helped performance. We sold regional telephone stocks Bell South, SBC Communications and Verizon Communications early in the reporting period because of slow earnings growth, avoiding later declines.

Positive contributors to the fund' s relative performance included General Electric, which benefited as investors became increasingly convinced that the financially complex company was unlikely to be tarnished by accounting irregularities or debt problems. J.P. Morgan Chase & Co. also gained value and Exxon Mobil's earnings benefited from higher oil prices.

What is the fund's current strategy?

We continue to maintain our focus on buying and holding large, well-established companies. For example, we recently added cosmetics company Estee Lauder Co. to the portfolio. Like other fund holdings, we believe Estee Lauder is well-positioned to grow its earnings in a stronger economy as pent-up corporate demand and better consumer confidence take center stage.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. RETURN FIGURES ARE CALCULATED ON A MONTH-END BASIS.

(3) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)


COMMON STOCKS--98.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--3.1%

Bank of America                                                                                  40,948                3,032,199

SunTrust Banks                                                                                   95,000                5,435,900

                                                                                                                       8,468,099

CAPITAL GOODS--6.5%

Emerson Electric                                                                                 70,000                3,549,000

General Electric                                                                                360,000               10,602,000

Honeywell International                                                                          80,000                1,888,000

Rockwell Collins                                                                                 80,000                1,710,400

                                                                                                                      17,749,400

DIVERSIFIED FINANCIAL SERVICES--12.7%

American Express                                                                                120,000                4,543,200

Citigroup                                                                                       253,333                9,943,320

Federal Home Loan Mortgage                                                                       90,000                5,211,000

Federal National Mortgage Association                                                           130,000                9,410,700

JPMorgan Chase & Co.                                                                            144,500                4,241,075

Merrill Lynch                                                                                    37,000                1,518,850

                                                                                                                      34,868,145

ENERGY--9.9%

BP, ADR                                                                                         150,000                5,781,000

ChevronTexaco                                                                                    90,000                5,652,900

Exxon Mobil                                                                                     431,612               15,192,742

Royal Dutch Petroleum, ADR                                                                       12,000                  490,560

                                                                                                                      27,117,202

FOOD & DRUGS RETAILING--2.7%

Walgreen                                                                                        240,000                7,406,400

FOOD, BEVERAGE & TOBACCO--14.8%

Altria Group                                                                                    315,000                9,689,400

Anheuser-Busch Cos.                                                                             100,000                4,988,000

Coca-Cola                                                                                       225,000                9,090,000

Kraft Foods                                                                                     120,000                3,708,000

Nestle, ADR                                                                                     100,000                5,118,233

PepsiCo                                                                                         185,000                8,006,800

                                                                                                                      40,600,433

HEALTH CARE--18.5%

Abbott Laboratories                                                                             140,000                5,688,200

Johnson & Johnson                                                                               270,000               15,217,200


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Lilly (Eli) & Co.                                                                                85,000                5,424,700

Merck & Co.                                                                                     175,000               10,181,500

Pfizer                                                                                          460,000               14,145,000

                                                                                                                      50,656,600

HOTELS RESTAURANTS & LEISURE--.8%

McDonald's                                                                                      130,000                2,223,000

HOUSEHOLD & PERSONAL PRODUCTS--5.2%

Colgate-Palmolive                                                                                90,000                5,145,300

Estee Lauder, Cl. A                                                                              30,000                 975,000

Procter & Gamble                                                                                 90,000                8,086,500

                                                                                                                      14,206,800

INSURANCE--5.9%

American International Group                                                                     68,425                3,965,229

Berkshire Hathaway, Cl. A                                                                            72  (a)           5,026,684

Marsh & McLennan Cos.                                                                           150,000                7,152,000

                                                                                                                      16,143,913

MEDIA--4.9%

AOL Time Warner                                                                                 139,700  (a)           1,911,096

Fox Entertainment Group, Cl. A                                                                   60,000  (a)           1,524,000

McGraw-Hill Cos.                                                                                100,000                5,839,000

Viacom, Cl. B                                                                                   100,000  (a)           4,341,000

                                                                                                                      13,615,096

RETAILING--3.3%

Wal-Mart Stores                                                                                 160,000                9,011,200

SOFTWARE & SERVICES--2.3%

Microsoft                                                                                       250,000                6,392,500

TECHNOLOGY HARDWARE & EQUIPMENT--6.4%

Intel                                                                                           490,000                9,016,000

International Business Machines                                                                 100,000                8,490,000

                                                                                                                      17,506,000

TRANSPORTATION--1.3%

United Parcel Service, Cl. B                                                                     60,000                3,727,200

TOTAL COMMON STOCKS
   (cost $294,691,036)                                                                                               269,691,988

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--.5%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News Corp, ADR, Cum., $4228
   (cost $1,391,500)                                                                             55,000                1,290,300

OTHER INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,099,667  (b)           1,099,667

Dreyfus Institutional Cash Advantage Plus Fund                                                1,099,667  (b)           1,099,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,099,666  (b)           1,099,666

TOTAL OTHER INVESTMENTS
   (cost $3,299,000)                                                                                                   3,299,000

TOTAL INVESTMENTS (cost $299,381,536)                                                            100.0%              274,281,288

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.0%)                  (1,867)

NET ASSETS                                                                                       100.0%              274,279,421

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2(C).



SEE NOTES FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           299,381,536    274,281,288

Cash                                                                     57,730

Dividends receivable                                                    349,069

Receivable for shares of Capital Stock subscribed                       258,165

                                                                    274,946,252

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   417,888

Payable for shares of Capital Stock redeemed                            248,943

                                                                        666,831

NET ASSETS ($)                                                      274,279,421

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     329,013,995

Accumulated undistributed investment income--net                        332,014

Accumulated net realized gain (loss) on investments                 (29,966,340)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (25,100,248)

NET ASSETS ($)                                                      274,279,421



NET ASSET VALUE PER SHARE


                                                       Class A               Class B              Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                      76,769,469            136,583,627           55,854,775             5,071,550

Shares Outstanding                                   5,679,475             10,517,401            4,303,197               380,260

NET ASSET VALUE PER SHARE ($)                            13.52                  12.99                12.98                 13.34



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $12,250 foreign taxes withheld at source)     2,850,104

EXPENSES:

Management fee--Note 2(a)                                            1,455,553

Distribution and service plan fees--Note 2(b)                        1,058,265

Loan commitment fees--Note 4                                             2,534

Interest expense--Note 4                                                 1,738

TOTAL EXPENSES                                                       2,518,090

INVESTMENT INCOME--NET                                                 332,014

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (7,143,607)

Net unrealized appreciation (depreciation) on investments            6,025,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,118,573)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (786,559)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003         Year Ended
                                               (Unaudited)  October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     332,014             (425,140)

Net realized gain (loss) on investments        (7,143,607)         (14,181,360)

Net unrealized appreciation
   (depreciation) on investments                6,025,034          (27,468,653)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (786,559)         (42,075,153)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 18,160,660           26,472,412

Class B shares                                  6,816,148           24,124,536

Class C shares                                  6,319,676           24,033,859

Class T shares                                    172,316              680,175

Cost of shares redeemed:

Class A shares                                (10,052,287)         (19,127,241)

Class B shares                                (15,456,870)         (37,514,363)

Class C shares                                 (8,404,130)         (15,746,796)

Class T shares                                   (694,040)          (1,655,557)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,138,527)           1,267,025

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,925,086)         (40,808,128)

NET ASSETS ($):

Beginning of Period                           278,204,507          319,012,635

END OF PERIOD                                 274,279,421          278,204,507

Undistributed investment income--net              332,014                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003          Year Ended
                                               (Unaudited)  October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,399,278            1,714,246

Shares redeemed                                  (765,225)          (1,282,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     634,053              431,655

CLASS B(A)

Shares sold                                       534,467            1,591,851

Shares redeemed                                (1,229,035)          (2,655,713)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (694,568)          (1,063,862)

CLASS C

Shares sold                                       495,030            1,593,960

Shares redeemed                                  (666,693)          (1,106,072)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (171,663)             487,888

CLASS T

Shares sold                                        13,346               43,716

Shares redeemed                                   (53,466)            (112,881)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (40,120)             (69,165)

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 3,806 CLASS B SHARES REPRESENTING $48,503 WERE AUTOMATICALLY CONVERTED TO 3,663 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 21,695 CLASS B SHARES REPRESENTING $323,276 WERE AUTOMATICALLY CONVERTED TO 20,997 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                           Six Months Ended                              Year Ended October 31,
                                            April 30, 2003          ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          2002          2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.51          15.27        18.88         17.67          14.77         12.50

Investment Operations:

Investment income--net                                 .05(b)         .07(b)       .05(b)        .02(b)         .09(b)        .05

Net realized and unrealized
   gain (loss) on investments                         (.04)         (1.83)       (3.66)         1.19           2.81          2.23

Total from
   Investment Operations                               .01          (1.76)       (3.61)         1.21           2.90          2.28

Distributions:

Dividends from investment
   income--net                                          --             --           --            --             --          (.01)

Net asset value, end of period                       13.52          13.51        15.27         18.88          17.67         14.77

TOTAL RETURN (%)(C)                                    .07(d)      (11.53)      (19.12)         6.85          19.64         18.26(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .67(d)        1.35         1.35          1.35           1.35          1.34(d)

Ratio of net investment income
   to average net assets                               .39(d)         .44          .27           .10            .15           .52(d)

Portfolio Turnover Rate                               2.75(d)        7.25         3.56          4.21           1.26           .05(d)

Net Assets, end of period
   ($ x 1,000)                                      76,769         68,183       70,431        89,166         82,943        30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                     The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)




                                            Six Months Ended                           Year Ended October 31,
                                            April 30, 2003          ----------------------------------------------------------------
CLASS B SHARES                              (Unaudited)          2002          2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            13.03          14.83         18.48         17.43          14.67         12.50

Investment Operations:

Investment income (loss)--net                       .00(b,c)      (.05)(b)      (.08)(b)      (.12)(b)       (.15)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                      (.04)         (1.75)        (3.57)          1.17          2.91          2.19

Total from
   Investment Operations                           (.04)         (1.80)        (3.65)          1.05          2.76          2.17

Net asset value, end of period                    12.99          13.03         14.83          18.48         17.43         14.67

TOTAL RETURN (%)(D)                                (.31)(e)     (12.14)       (19.75)          6.02         18.81         17.36(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.04(e)       2.10          2.10           2.10          2.10          2.09(e)

Ratio of net investment income
   (loss) to average net assets                      .03(e)       (.32)         (.48)          (.65)         (.60)         (.27)(e)

Portfolio Turnover Rate                             2.75(e)       7.25          3.56           4.21          1.26           .05(e)

Net Assets, end of period
   ($ x 1,000)                                   136,584       146,118       182,073         227,555       192,196       72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended                             Year Ended October 31,
                                           April 30, 2003           ----------------------------------------------------------------
CLASS C SHARES                              (Unaudited)          2002          2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            13.03          14.82         18.47         17.42          14.66         12.50

Investment Operations:

Investment income (loss)--net                       .00(b,c)      (.05)(b)      (.08)(b)      (.12)(b)       (.14)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                      (.05)         (1.74)        (3.57)         1.17           2.90          2.18

Total from
   Investment Operations                           (.05)         (1.79)        (3.65)         1.05           2.76          2.16

Net asset value, end of period                    12.98          13.03         14.82         18.47          17.42         14.66

TOTAL RETURN (%)(D)                                (.38)(e)     (12.08)       (19.76)         6.03          18.74         17.36(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.04(e)        2.10          2.10          2.10           2.10          2.09(e)

Ratio of net investment income
   (loss) to average net assets                     .03(e)        (.31)         (.48)         (.64)          (.60)         (.26)(e)

Portfolio Turnover Rate                            2.75(e)        7.25          3.56          4.21           1.26           .05(e)

Net Assets, end of period
   ($ x 1,000)                                   55,855         58,289        59,104        70,239         62,533        21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)




                                           Six Months Ended                               Year Ended October 31,
                                            April 30, 2003          ----------------------------------------------------------------
CLASS T SHARES                              (Unaudited)          2002         2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            13.36          15.12         18.75         17.60          14.74         12.50

Investment Operations:

Investment income (loss)--net                       .04(b)         .03(b)        .00(b,c)     (.03)(b)        .12(b)        .03

Net realized and unrealized
   gain (loss) on investments                      (.06)         (1.79)        (3.63)         1.18           2.74          2.22

Total from
   Investment Operations                           (.02)         (1.76)        (3.63)         1.15           2.86          2.25

Distributions:

Dividends from investment
   income--net                                       --             --            --            --             --          (.01)

Net asset value, end of period                    13.34          13.36         15.12         18.75          17.60         14.74

TOTAL RETURN (%)(D)                                (.15)(e)     (11.64)       (19.36)         6.53          19.40         17.97(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .79(e)        1.60          1.60          1.60           1.60          1.59(e)

Ratio of net investment income
   (loss) to average net assets                     .28(e)         .18           .02          (.14)          (.10)          .25(e)

Portfolio Turnover Rate                            2.75(e)        7.25          3.56          4.21           1.26           .05(e)

Net Assets, end of period
   ($ x 1,000)                                    5,072          5,615         7,404         8,290          8,457         4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $22,822,733 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $235,550 of the carryover expires in fiscal 2007, $3,064,821 expires in fiscal 2008, $5,341,001 expires in fiscal 2009 and $14,181,361 expires in fiscal 2010.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended April 30, 2003, the Distributor retained $10,277 and $311 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $247,817 and $10,264 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $84,063, $513,491, $207,577 and $6,389, respectively, pursuant to their respective Plans. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $171,164, $69,192 and $6,389, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $8,200 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $7,295,017 and $13,428,526, respectively.

At  April  30,  2003, accumulated net unrealized depreciation on investments was
$25,100,248,   consisting  of  $19,253,019  gross  unrealized  appreciation  and
$44,353,267 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003, was approximately $205,500, with a related weighted average annualized interest rate of 1.68%.


NOTES

                  For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  149SA0403


      Dreyfus Institutional
      Government Money
      Market Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                   Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional Government Money Market Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.


Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2003, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 1.05% and, after taking into account the effects of compounding, an annualized effective yield of 1.05%.(1)

We attribute the fund's performance to declining interest rates, which resulted in lower yields for money market securities. In addition, because of a persistently weak U.S. economy, interest rates remained low through the balance of the reporting period.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk. As a government money market fund, we attempt to provide shareholders with an investment vehicle that is made up of high-quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high-quality, short-term debt securities that are issued or guaranteed by the United States government or its agencies or instrumentalities, including U.S. Treasury securities as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. The fund also is required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The factors that most influenced the fund's performance during the reporting period were the generally weak U.S. economy, lower short-term interest rates and rising demand for money market securities among risk-averse investors.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Early in the reporting period, the economy continued to struggle, despite the Federal Reserve Board's (the "Fed") aggressive interest-rate reduction campaign in 2001. The Fed reduced short-term interest rates by another 50 basis points in early November 2002, citing a "soft spot" in the economy caused mainly by the threat of war with Iraq and corporate scandals. This move drove the federal funds rate to 1.25%, a 42-year low. As short-term interest rates fell, so did yields of money market instruments.

Many analysts believed that the November 2002 rate cut would be the Fed's last for the current cycle, and that future moves would likely be toward higher short-term rates as the economy gained momentum. However, that proved not to be the case. The economy remained weak through the balance of the reporting period as corporations and consumers awaited the outcome of the war with Iraq, and short-term interest rates remained unchanged.

Amid such heightened uncertainty caused, in part, by a volatile stock market and concerns over the impending war with Iraq, investors grew increasingly risk-averse, shifting more of their assets to relatively safe havens, such as money market funds. Greater demand for money market instruments put additional downward pressure on yields. In response, we modestly extended the fund's weighted average maturity toward the long end of its range in an effort to lock in higher prevailing yields for as long as we deemed practical while interest rates fell. We did so by increasing the fund's exposure to longer-dated U.S. government agency securities. Conversely, we decreased the fund's holdings of shorter-dated securities, including repurchase agreements, which are overnight securities backed by U.S. Treasury securities, and U.S. government-issued floating rate notes.

To a lesser degree, the fund's performance was influenced by increased issuance of short-term U.S. Treasury securities. Over the past few years, the government has been buying back U.S. Treasury bonds with high yields and long maturities. In addition, the U.S. government has issued more short-term securities to finance the federal government's operating budget. These actions have caused the supply of U.S.

Treasury bills to rise modestly, which under normal circumstances would tend to put upward pressure on yields as a greater number of securities compete for investor interest. However, the increased supply of securities was easily absorbed by robust investor demand, and yields on money market securities remained low.

What is the fund's current strategy?

As of the end of the reporting period, approximately 65% of the fund's assets was allocated to U.S. government agency securities, about 19% to U.S. government-issued floating rate notes and about 16% to repurchase agreements. The fund did not hold U.S. Treasury bills as of April 30, 2003. When compared to the fund' s allocations at the beginning of the reporting period, this mixture represents an increase in U.S. government agency securities, which offered higher yields, a significant decrease in repurchase agreements and a slight decrease in U.S. government-issued floating rate notes.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. GOVERNMENT AGENCIES--86.3%                                           Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Discount Notes
   5/1/2003                                                                      1.17             1,163,000            1,163,000

Federal Farm Credit Bank, Floating Rate Notes

   5/3/2004                                                                      1.20  (a)       15,000,000           15,000,000

Federal Farm Credit Bank, Notes

   5/1/2003                                                                      1.54             5,000,000            5,000,000

Federal Home Loan Banks, Discount Notes

   5/14/2003                                                                     1.19            25,000,000           24,989,257

   5/23/2003                                                                     1.18            15,000,000           14,989,183

   6/27/2003                                                                     1.26            10,000,000            9,980,208

   8/15/2003                                                                     1.23            20,000,000           19,928,156

   11/3/2003                                                                     1.24            20,000,000           19,872,900

Federal Home Loan Banks, Floating Rate Notes

   1/6/2004                                                                      1.20  (a)       20,000,000           19,997,613

Federal Home Loan Banks, Notes

   11/14/2003                                                                    1.38             2,500,000            2,523,911

Federal Home Loan Mortgage Corp., Discount Notes

   5/23/2003                                                                     1.18             6,300,000            6,295,457

   6/12/2003                                                                     1.20            21,299,000           21,269,181

   6/20/2003                                                                     1.24            20,000,000           19,965,833

   9/10/2003                                                                     1.26            10,000,000            9,954,167

Federal Home Loan Mortgage Corp.,
   Floating Rate Notes

   7/8/2003                                                                      1.11  (a)       25,000,000           25,000,000

Federal Home Loan Mortgage Corp., Notes

   12/15/2003                                                                    1.32             6,500,000            6,577,121

Federal National Mortgage Association,
   Discount Notes

   5/2/2003                                                                      1.27            15,000,000           14,999,475

   5/7/2003                                                                      1.27            60,842,000           60,829,256

   5/21/2003                                                                     1.20             5,100,000            5,096,600

   5/23/2003                                                                     1.18             4,200,000            4,196,971

   5/28/2003                                                                     1.26            15,450,000           15,435,516

   6/4/2003                                                                      1.19            15,000,000           14,983,142

   6/11/2003                                                                     1.18            10,000,000            9,986,618

   7/23/2003                                                                     1.22            36,676,000           36,573,640

   12/18/2003                                                                    1.26            10,000,000            9,920,113

Federal National Mortgage Association,
   Floating Rate Notes
   6/17/2003                                                                     1.28  (a)       38,860,000           38,860,548

TOTAL U.S. GOVERNMENT AGENCIES
   (cost $433,387,866)                                                                                               433,387,866


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS--16.7%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

   dated 4/30/2003, due 5/1/2003
   in the amount of $4,032,178
   (fully collateralized by $4,077,000
   U.S. Treasury Notes 2.75%,
   due 9/30/2003, value $4,113,579)                                              1.24             4,032,039            4,032,039

Salomon Smith Barney Inc.

  dated 4/30/2003, due 5/1/2003
  in the amount of $80,002,933
  (fully collateralized by $3,072,000
  Federal Home Loan Mortgage Corp.

  5.25%, due 11/5/2012 and $243,115,000

  Federal Home Loan Bank Bonds 0%--3.75%,

   due 2/6/2008--1/23/2023,
   value $81,601,188)                                                            1.32            80,000,000           80,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $84,032,039)                                                                                                 84,032,039

TOTAL INVESTMENTS (cost $517,419,905)                                                                 103.0%         517,419,905

LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (3.0%)        (15,309,576)

NET ASSETS                                                                                            100.0%         502,110,329

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)



                                                                       Cost        Value
-----------------------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of Investments
   (including Repruchase Agreements of $84,032,039)--Note 1(c)  517,419,905  517,419,905

Cash                                                                                   7

Interest receivable                                                              252,956

                                                                             517,672,868

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                            136,680

Payable for investment securities purchased                                   15,000,000

Dividend payable                                                                 425,859

                                                                              15,562,539

NET ASSETS ($)                                                               502,110,329

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                              502,170,664

Accumulated net realized gain (loss) on investments                              (60,335)

NET ASSETS ($)                                                               502,110,329

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)               502,170,664

NET ASSET VALUE, offering and redemption price per share ($)                        1.00



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,131,668

EXPENSES:

Management fee--Note 2(a)                                              567,164

Shareholder servicing costs--Note 2(b)                                 567,164

TOTAL EXPENSES                                                       1,134,328

INVESTMENT INCOME--NET                                               3,997,340

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   9,506

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,006,846

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,997,340             9,255,418

Net realized gain (loss) from investments           9,506                 3,126

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,006,846             9,258,544

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,997,340)           (9,255,418)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,626,196,231         2,270,044,385

Dividends reinvested                                   41                   473

Cost of shares redeemed                    (1,946,591,252)       (2,071,571,820)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (320,394,980)          198,473,038

TOTAL INCREASE (DECREASE) IN NET ASSETS      (320,385,474)          198,476,164

NET ASSETS ($):

Beginning of Period                           822,495,803           624,019,639

END OF PERIOD                                 502,110,329           822,495,803

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended                             Year Ended October 31,
                                           April 30, 2003      ---------------------------------------------------------------------
                                              (Unaudited)          2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .005          .016           .045          .058           .046          .052

Distributions:

Dividends from
   investment income--net                            (.005)        (.016)         (.045)        (.058)         (.046)        (.052)

Net asset value, end of period                        1.00          1.00           1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                      1.05(a)       1.66           4.59          5.94           4.74          5.36

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .30(a)        .30            .30           .30            .30           .30

Ratio of net investment income
   to average net assets                              1.06(a)       1.65           4.08          5.81           4.64          5.22

Net Assets, end of period
   ($ x 1,000)                                     502,110       822,496        624,020       292,672        236,532       343,988

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,   by   complying  with  the  applicable  pro-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $69,841 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $38,192 of the carryover expires in fiscal 2006 and $31,649 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel

Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2003, the fund was charged $567,164 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Institutional
                        Government Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  919SA0403



      Dreyfus Premier
      Large Company
      Stock Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Large Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Large Company Stock Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Gary Richardson.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 1.68% for Class A shares, 1.30% for Class B shares, 1.36% for Class C shares, 1.80% for Class R shares and 1.59% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 4.47%.(2)

We attribute the fund' s performance to unusually volatile market conditions, with mildly positive overall returns in the S&P 500 Index generated largely by speculation in depressed technology stocks with what we believed to be weak underlying fundamentals. Some strong individual investments in a variety of industry groups and a gradual shift in favor of growth-oriented stocks during the reporting period enabled the fund to deliver positive returns. The fund underperformed its benchmark, principally because our disciplined stock selection approach steers us away from such investments.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher-than-expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund' s assets that is invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 135 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 26% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

Most of the fund's weaker than average performance occurred in November 2002, when certain stocks in the S&P 500 Index advanced in anticipation of renewed economic growth. Gains proved especially strong among technology stock, especially of those that previously had been hit hard during the sector's downturn, despite the weak business fundamentals and a lack of hard evidence to support such a rise. Because the fund avoids such investments, it did not enjoy as sharp a rise as its benchmark. Nevertheless, the fund's absolute returns benefited modestly in November from the fund's investments in what we believe to be more fundamentally solid technology companies, such as computer printer company Lexmark International.

In early 2003, with markets retreating in the face of increasing concerns over the impending war with Iraq, the fund's emphasis on traditionally conservative stocks in areas such as health care and utilities helped it avoid the full brunt of the market's decline. The fund also successfully capitalized on high levels of market volatility by buying shares of interest rate-sensitive financial services companies, such as credit card issuer MBNA, when their stock prices dipped, after having sold positions when prices rose earlier in the year.

In February and March, the fund sought to take advantage of increasingly attractive prices among growth-oriented stocks that met our investment criteria. These investments gradually shifted the fund's posture to a more aggressive, growth-oriented tilt, with greater exposure to retailer Best Buy; biotechnology concerns such as Genzyme-General Division; technology companies such as Oracle, KLA-Tencore and Texas Instruments; and online service companies such as eBay. These positions gained value in April, when markets rebounded, enabling the fund to regain much of the ground it lost to the benchmark earlier in the reporting period.

What is the fund's current strategy?

As of April 30, 2003, the fund holds a slightly greater-than-average position in growth-oriented stocks. While this growth-oriented bias is primarily a result of our disciplined, company-by-company investment process, it also reflects our generally cautious optimism regarding the U.S. economy's long-term prospects for continued growth. We believe the fund is increasingly well-positioned to benefit from economic improvement, if and when it occurs.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




COMMON STOCKS--99.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                              24,200                1,207,096

CONSUMER CYCLICAL--10.9%

AutoZone                                                                                          7,000  (a)             565,670

Best Buy                                                                                         25,800  (a)             892,164

CVS                                                                                              31,200                  755,352

Cendant                                                                                          64,700  (a)             923,916

Darden Restaurants                                                                               38,350                  671,508

Harley-Davidson                                                                                  13,800                  613,272

Home Depot                                                                                       49,550                1,393,842

International Game Technology                                                                     8,700  (a)             750,810

Johnson Controls                                                                                 13,900                1,143,136

Kohl's                                                                                           21,100  (a)           1,198,480

Lear                                                                                             13,200  (a)             524,568

Lowe's Cos.                                                                                      31,580                1,386,046

NIKE, Cl. B                                                                                       7,900                  422,887

TJX Cos.                                                                                         51,100                  983,675

Wal-Mart Stores                                                                                  91,880                5,174,682

Wendy's International                                                                            26,900                  781,176

                                                                                                                      18,181,184

CONSUMER STAPLES--6.6%

Coca-Cola                                                                                        48,900                1,975,560

Fortune Brands                                                                                   13,200                  638,880

Kimberly-Clark                                                                                   16,800                  836,136

Kraft Foods, Cl. A                                                                               27,400                  846,660

Newell Rubbermaid                                                                                21,400                  652,272

PepsiCo                                                                                          52,755                2,283,236

Procter & Gamble                                                                                 33,280                2,990,208

Sara Lee                                                                                         17,620                  295,664

Unilever, N.V. (New York Shares)                                                                  8,200                  516,354

                                                                                                                      11,034,970

ENERGY RELATED--6.7%

Anadarko Petroleum                                                                               14,300                  634,920

Apache                                                                                            9,800                  561,050

ChevronTexaco                                                                                    13,172                  827,333

ConocoPhillips                                                                                   29,600                1,488,880

Devon Energy                                                                                     12,130                  573,152

Dominion Resources                                                                               22,200                1,313,796


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

ENSCO International                                                                              17,500                  444,500

Exxon Mobil                                                                                      89,660                3,156,032

Halliburton                                                                                      23,700                507,417

Nabors Industries                                                                                10,400  (a)             407,680

Noble                                                                                            21,400  (a)             662,330

Valero Energy                                                                                    18,400                  676,200

                                                                                                                      11,253,290

HEALTH CARE--14.6%

AmerisourceBergen                                                                                12,950                  749,157

Amgen                                                                                            46,060  (a)           2,823,939

Boston Scientific                                                                                17,100  (a)             736,155

Forest Laboratories                                                                              12,120  (a)             626,846

Genzyme - General Division                                                                       25,100  (a)           1,011,028

HCA                                                                                              16,300                  523,230

Johnson & Johnson                                                                                68,500                3,860,660

Medtronic                                                                                        29,820                1,423,607

Merck & Co.                                                                                      21,900                1,274,142

Novartis, ADR                                                                                    13,000                  513,240

Pfizer                                                                                          210,873                6,484,345

Quest Diagnostics                                                                                 6,400  (a)             382,400

UnitedHealth Group                                                                               12,760                1,175,579

Varian Medical Systems                                                                            4,600  (a)             247,756

Wyeth                                                                                            59,560                2,592,647

                                                                                                                      24,424,731

INTEREST SENSITIVE--24.1%

Allstate                                                                                         23,500                  888,065

American International Group                                                                     61,137                3,542,889

Bank of America                                                                                  51,400                3,806,170

Bear Stearns Cos.                                                                                10,100                  675,084

Capital One Financial                                                                            20,900                  875,083

Charter One Financial                                                                            40,976                1,190,353

Citigroup                                                                                       129,013                5,063,760

Fannie Mae                                                                                       27,370                1,981,314

First Tennessee National                                                                         15,600                  683,280

Freddie Mac                                                                                      25,000                1,447,500

General Electric                                                                                141,250                4,159,813

Goldman Sachs Group                                                                              21,000                1,593,900

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

H&R Block                                                                                        14,700                  567,714

J.P. Morgan Chase & Co.                                                                          92,000                2,700,200

Lehman Brothers Holdings                                                                         15,760                  992,407

MBNA                                                                                             30,700                  580,230

Marshall & Ilsley                                                                                11,400                  335,388

Merrill Lynch                                                                                    36,300                1,490,115

Radian Group                                                                                      9,900                  393,030

RenaissanceRe Holdings                                                                           13,000                  575,770

SouthTrust                                                                                       31,300                  840,749

Travelers Property Casualty, Cl. A                                                               81,082                1,315,961

U.S. Bancorp                                                                                     76,440                1,693,146

Wells Fargo & Co.                                                                                49,100                2,369,566

XL Capital, Cl. A                                                                                 6,300                  518,490

                                                                                                                      40,279,977

INTERNET RELATED--.4%

eBay                                                                                              6,300  (a)             584,451

PRODUCER GOODS--9.3%

Air Products & Chemicals                                                                         23,220                1,000,085

Ball                                                                                              7,000                  393,120

Deere & Co.                                                                                      19,600                  862,988

Fluor                                                                                             9,000                  311,130

Freeport-McMoRan Copper & Gold, Cl. B                                                            39,700                  687,207

ITT Industries                                                                                    7,500                  437,250

Ingersoll-Rand, Cl. A                                                                            19,600                  863,968

International Paper                                                                              31,700                1,133,275

Lockheed Martin                                                                                  17,100                  855,855

Masco                                                                                            39,200                  825,944

Norfolk Southern                                                                                 39,100                  829,311

Northrop Grumman                                                                                  6,700                  589,265

PPG Industries                                                                                   18,570                  900,831

Pentair                                                                                          14,600                  562,684

Stanley Works                                                                                    18,300                  439,749

3M                                                                                               12,800                1,613,312

Union Pacific                                                                                    13,000                  773,760

United Parcel Service, Cl. B                                                                     20,600                1,279,672

United Technologies                                                                              18,790                1,161,410

                                                                                                                      15,520,816


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--7.2%

Affiliated Computer Services, Cl. A                                                               9,100  (a)             434,070

Clear Channel Communications                                                                     13,300  (a)             520,163

Comcast, Cl. A                                                                                   56,300  (a)           1,796,533

First Data                                                                                       37,700               1,478,971

Fox Entertainment Group, Cl. A                                                                   33,000  (a)             838,200

Gannett                                                                                          10,600                  802,632

McGraw-Hill Cos.                                                                                 12,700                  741,553

Omnicom Group                                                                                    10,530                  651,807

Tribune                                                                                          17,600                  862,048

Viacom, Cl. B                                                                                    52,830  (a)           2,293,350

Vodafone Group, ADR                                                                              33,200                  656,032

Walt Disney                                                                                      54,700                1,020,702

                                                                                                                      12,096,061

TECHNOLOGY--14.8%

Cisco Systems                                                                                   118,700  (a)           1,785,248

Danaher                                                                                          10,400                  717,392

Dell Computer                                                                                    78,860  (a)           2,279,843

Intel                                                                                            73,800                1,357,920

International Business Machines                                                                  37,590                3,191,391

Intuit                                                                                           16,900  (a)             655,382

KLA-Tencor                                                                                       20,500  (a)             840,500

Lexmark International                                                                            13,000  (a)             968,630

Linear Technology                                                                                25,600                  882,432

Maxim Integrated Products                                                                        18,820                  739,438

Microsoft                                                                                       233,800                5,978,266

Nokia, ADR                                                                                       34,280                  568,019

Oracle                                                                                           90,500  (a)           1,075,140

QUALCOMM                                                                                         26,500                  845,085

QLogic                                                                                           15,400  (a)             677,446

Symantec                                                                                         20,500  (a)             900,975

Texas Instruments                                                                                64,200                1,187,058

                                                                                                                      24,650,165

UTILITIES--4.5%

AT&T                                                                                             24,790                  422,670

BellSouth                                                                                        61,200                1,559,988

DTE Energy                                                                                       10,500                  423,360

Entergy                                                                                          17,200                  801,692

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Exelon                                                                                           25,700                1,363,128

PPL                                                                                              21,100                  763,820

SBC Communications                                                                               63,345                1,479,739

Telefonos de Mexico, Cl. L, ADR                                                                  22,600                  682,746

                                                                                                                       7,497,143

TOTAL COMMON STOCKS

   (cost $158,104,557)                                                                                               166,729,884

                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.24%, dated

  4/30/2003, due 5/1/2003, in the amount
  of $1,034,036 (fully collateralized by
  $1,046,000 U.S. Treasury Notes,
  2.75%, 9/30/2003, value $1,055,385)
   (cost $1,034,000)                                                                          1,034,000                1,034,000

TOTAL INVESTMENTS (cost $159,138,557)                                                            100.4%              167,763,884

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.4%)                (684,397)

NET ASSETS                                                                                       100.0%              167,079,487

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                           159,138,557   167,763,884

Cash                                                                      23,384

Receivable for investment securities sold                              3,209,106

Dividends and interest receivable                                        116,662

Receivable for shares of Capital Stock subscribed                         19,249

                                                                    171,132,285

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   191,783

Payable for investment securities purchased                           3,597,306

Payable for shares of Capital Stock redeemed                            263,709

                                                                      4,052,798

NET ASSETS ($)                                                      167,079,487

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     244,474,133

Accumulated undistributed investment income--net                        159,222

Accumulated net realized gain (loss) on investments                 (86,179,195)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,625,327

NET ASSETS ($)                                                      167,079,487
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE



                                             Class A             Class B             Class C            Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             90,311,221          51,938,173          12,987,755         11,126,614            715,724

Shares Outstanding                          5,588,287           3,328,469             832,100            682,828             44,691

NET ASSET VALUE
   PER SHARE ($)                                16.16               15.60               15.61              16.29              16.01





SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                     The Fund
STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,007 foreign taxes withheld at source)      1,405,894

Interest                                                                 7,303

TOTAL INCOME                                                         1,413,197

EXPENSES:

Management fee--Note 2(a)                                              752,253

Distribution and service fees--Note 2(b)                               439,145

Loan commitment fees--Note 4                                             1,641

TOTAL EXPENSES                                                       1,193,039

INVESTMENT INCOME--NET                                                 220,158

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (13,001,382)

Net unrealized appreciation (depreciation) on investments           15,044,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,043,362

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,263,520

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     220,158              (46,741)

Net realized gain (loss) on investments       (13,001,382)         (31,195,949)

Net unrealized appreciation
   (depreciation) on investments               15,044,744           (4,163,207)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,263,520          (35,405,897)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (47,526)                   --

Class R shares                                   (13,410)                   --

TOTAL DIVIDENDS                                  (60,936)                   --

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,871,947           36,157,636

Class B shares                                  1,550,643            5,903,109

Class C shares                                    563,678            3,194,513

Class R shares                                     66,248              236,407

Class T shares                                     75,592              392,225

Dividends reinvested:

Class A shares                                     15,925                  --

Class R shares                                     10,095                  --

Cost of shares redeemed:

Class A shares                                (13,829,621)         (45,393,596)

Class B shares                                 (5,118,827)         (16,980,078)

Class C shares                                 (1,836,004)          (9,346,546)

Class R shares                                 (1,508,088)          (3,209,995)

Class T shares                                   (298,931)            (697,959)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (13,437,343)         (29,744,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,234,759)         (65,150,181)

NET ASSETS ($):

Beginning of Period                           178,314,246          243,464,427

END OF PERIOD                                 167,079,487          178,314,246

Undistributed investment income--net              159,222                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)      October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       439,950            1,911,775

Shares issued for dividends reinvested                995                  --

Shares redeemed                                  (887,458)          (2,511,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (446,513)            (599,656)

CLASS B(A)

Shares sold                                       102,200              324,942

Shares redeemed                                  (341,471)            (978,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (239,271)            (653,937)

CLASS C

Shares sold                                        36,663              169,003

Shares redeemed                                  (122,135)            (514,277)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (85,472)            (345,274)

CLASS R

Shares sold                                         4,196               12,431

Shares issued for dividends reinvested                626                  --

Shares redeemed                                   (94,806)            (181,178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (89,984)            (168,747)

CLASS T

Shares sold                                         4,867               20,457

Shares redeemed                                   (19,565)             (37,552)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (14,698)             (17,095)

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 12,106 CLASS B SHARES REPRESENTING $184,216 WERE AUTOMATICALLY CONVERTED TO 11,715 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 16,650 CLASS B SHARES REPRESENTING $270,258 WERE AUTOMATICALLY CONVERTED TO 16,156 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                       Six Months Ended                                 Year Ended October 31,
                                         April 30, 2003            -----------------------------------------------------------------
CLASS A SHARES                              (Unaudited)            2002           2001         2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            15.90            18.71          25.59           23.97         20.45         18.23

Investment Operations:

Investment income (loss)--net                       .04(b)           .05(b)         .00(b,c)       (.03)(b)       .03(b)        .07

Net realized and unrealized
   gain (loss) on investments                       .23            (2.86)         (6.88)           1.66          4.68          3.39

Total from
   Investment Operations                            .27            (2.81)         (6.88)           1.63          4.71          3.46

Distributions:

Dividends from investment
   income--net                                     (.01)              --             --              --          (.04)         (.15)

Dividends from net realized
   gain on investments                               --               --             --            (.01)        (1.15)        (1.09)

Total Distributions                                (.01)              --             --            (.01)        (1.19)        (1.24)

Net asset value, end of period                    16.16            15.90          18.71           25.59         23.97         20.45

TOTAL RETURN (%)(D)                                1.68(e)        (15.02)        (26.88)           6.80         23.86         19.85

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .57(e)           1.15           1.15            1.15          1.15          1.15

Ratio of net investment income

   (loss) to average net assets                    .27(e)            .26            .02            (.11)          .13           .52

Portfolio Turnover Rate                          28.45(e)          43.46          54.09           43.98         49.42         81.27

Net Assets, end of period
   ($ x 1,000)                                   90,311           95,930        124,162          71,133        51,926        25,421

(A)  EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)




                                   Six Months Ended                              Year Ended October 31,
                                     April 30, 2003          -----------------------------------------------------------------------
CLASS B SHARES                          (Unaudited)          2002           2001          2000          1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      15.40            18.26          25.16           23.75         20.38         17.93

Investment Operations:

Investment (loss)--net                       (.02)(b)         (.09)(b)       (.15)(b)        (.22)(b)      (.14)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                 .22            (2.77)         (6.75)           1.64          4.66          2.48

Total from Investment Operations              .20            (2.86)         (6.90)           1.42          4.52          2.46

Distributions:

Dividends from investment
   income--net                                 --               --            --              --            --           (.01)

Dividends from net realized
   gain on investments                         --               --            --             (.01)         (1.15)          --

Total Distributions                            --               --            --             (.01)         (1.15)        (.01)

Net asset value, end of period              15.60            15.40         18.26            25.16          23.75        20.38

TOTAL RETURN (%)(C)                          1.30(d)        (15.66)       (27.42)            5.98          22.91        13.76(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .94(d)          1.90          1.90             1.90           1.90         1.51(d)

Ratio of net investment (loss)
   to average net assets                     (.11)(d)         (.49)         (.72)            (.87)          (.63)        (.24)(d)

Portfolio Turnover Rate                     28.45(d)         43.46         54.09            43.98          49.42        81.27

Net Assets, end of period
   ($ x 1,000)                             51,938           54,937        77,099           98,884         55,289       14,410

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                    Six Months Ended                                 Year Ended October 31,
                                      April 30, 2003           ---------------------------------------------------------------------
CLASS C SHARES                           (Unaudited)            2002           2001          2000          1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         15.40           18.27          25.17           23.75         20.38         17.93

Investment Operations:

Investment (loss)--net                          (.02)(b)        (.09)(b)       (.15)(b)        (.22)(b)      (.15)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                    .23           (2.78)         (6.75)           1.65          4.67          2.48

Total from Investment Operations                 .21           (2.87)         (6.90)           1.43          4.52          2.46

Distributions:

Dividends from investment
   income--net                                    --               --           --              --            --           (.01)

Dividends from net realized
   gain on investments                            --               --           --             (.01)         (1.15)          --

Total Distributions                               --               --           --             (.01)         (1.15)         (.01)

Net asset value, end of period                 15.61           15.40          18.27           25.17          23.75         20.38

TOTAL RETURN (%)(C)                             1.36(d)       (15.71)        (27.41)           6.02          22.97         13.70(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .94(d)         1.90           1.90            1.90           1.90          1.51(d)

Ratio of net investment (loss)
   to average net assets                        (.10)(d)        (.50)          (.72)           (.86)          (.64)         (.24)(d)

Portfolio Turnover Rate                        28.45(d)        43.46          54.09           43.98          49.42         81.27

Net Assets, end of period
   ($ x 1,000)                                12,988          14,133         23,072          30,213         23,249         3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                       Six Months Ended                                 Year Ended October 31,
                                         April 30, 2003           ------------------------------------------------------------------
CLASS R SHARES                              (Unaudited)            2002           2001          2000          1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            16.02           18.81           25.66           23.97         20.44         18.23

Investment Operations:

Investment income--net                              .06(b)          .09(b)          .06(b)          .04(b)        .09(b)        .17

Net realized and unrealized
   gain (loss) on investments                       .23           (2.88)          (6.91)           1.66          4.67          3.33

Total from Investment Operations                    .29           (2.79)          (6.85)           1.70          4.76          3.50

Distributions:

Dividends from investment
   income--net                                     (.02)              --             --              --          (.08)         (.20)

Dividends from net realized
   gain on investments                               --               --             --            (.01)        (1.15)        (1.09)

Total Distributions                                (.02)              --             --            (.01)        (1.23)        (1.29)

Net asset value, end of period                    16.29           16.02           18.81           25.66         23.97         20.44

TOTAL RETURN (%)                                   1.80(c)       (14.83)         (26.70)           7.10         24.16         20.10

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(c)          .90             .90             .90           .90           .90

Ratio of net investment income

   to average net assets                            .39(c)          .51             .28             .16           .40           .85

Portfolio Turnover Rate                           28.45(c)        43.46           54.09           43.98         49.42         81.27

Net Assets, end of period
   ($ x 1,000)                                   11,127          12,379          17,709          28,492        31,503        29,933

(A)  EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                                       Six Months Ended                              Year Ended October 31,
                                                         April 30, 2003           --------------------------------------------------
CLASS T SHARES                                              (Unaudited)            2002       2001         2000      1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                15.77          18.61       25.51       23.96        23.57

Investment Operations:

Investment income (loss)--net                                         .02(b)         .00(b,c)   (.05)(b)    (.13)(b)     (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                         .22          (2.84)      (6.85)       1.69          .40

Total from Investment Operations                                      .24          (2.84)      (6.90)       1.56          .39

Distributions:

Dividends from net realized
   gain on investments                                                 --             --          --        (.01)          --

Net asset value, end of period                                      16.01          15.77       18.61       25.51        23.96

TOTAL RETURN (%)(D)                                                  1.59(e)      (15.26)     (27.08)       6.55         1.66(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .69(e)        1.40        1.40        1.40          .30(e)

Ratio of net investment income (loss)
   to average net assets                                              .15(e)         .01        (.23)       (.49)        (.11)(e)

Portfolio Turnover Rate                                             28.45(e)       43.46       54.09       43.98        49.42

Net Assets, end of period ($ x 1,000)                                 716            936       1,423       1,310           40

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $71,408,461 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $2,015,803 of the carryover expires in fiscal 2008, $36,747,456 expires in fiscal 2009 and $32,645,202 expires in fiscal 2010.

During   the  fiscal  year  ended  October  31,  2002,  the  fund  did  not  pay
distributions.   The  tax  character  of  current  year  distributions  will  be determined at the end of the current fiscal year.


NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2003, the Distributor retained $2,770 and $75 from commissions earned on sales of the fund's Class A and T shares, respectively, and $103,720 and $1,685 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $112,879, $193,699, $49,478 and $1,015, respectively, pursuant to their respective Plans.Class B, Class C and Class T shares were charged $64,566, $16,493 and $1,015, respectively, pursuant to the Service Plan.


Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $47,544,538 and $59,466,872, respectively.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$8,625,327,   consisting   of  $17,078,379  gross  unrealized  appreciation  and
$8,453,052 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

                     For More Information

                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  318SA0403


      Dreyfus Institutional
      U.S. Treasury
      Money Market Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                U.S. Treasury Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2003, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 1.01% and, after taking into account the effects of compounding, an annualized effective yield of 1.02%.(1)

We attribute the fund' s relatively low yields during the reporting period to declining short-term interest rates, which were primarily the result of the Federal Reserve Board's (the "Fed") accommodative monetary policy in a generally weak economy. Robust investor demand for relatively stable, short-term fixed-income securities also put downward pressure on money market yields.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted maturity of 90 days or less.

What other factors influenced the fund's performance?

During the reporting period, the fund was primarily affected by a weak U.S. economy, lower short-term interest rates and robust investor demand for securities guaranteed by the U.S. government.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Citing a "soft spot" in the U.S. economy created by war fears and corporate scandals, the Fed attempted to stimulate renewed economic growth by reducing short-term interest rates by 50 basis points in early November 2002, continuing the aggressive interest-rate reduction campaign it began in 2001. The November rate cut drove the federal funds rate to 1.25%, a 42-year low. As short-term interest rates fell, so did yields of money market securities.

Following the November rate cut, many analysts believed the Fed was nearing, or possibly had reached, the end of the current easing cycle. In fact, many believed that future moves would likely be toward higher short-term rates as the economy gained momentum in 2003. While the economy expanded moderately during the first four months of 2003, it did not achieve the kind of robust growth many had hoped for. Indeed, the war in Iraq served to dampen economic activity, as corporations and consumers awaited its outcome before resuming spending and longer-term investments. As a result, short-term interest rates remained unchanged through the end of the reporting period.

Finally, the fund was affected by an increase in the issuance of short-term U.S. Treasury securities. Because of a widening federal budget deficit and the Treasury Department's earlier decisions to reduce the supply of longer-term U.S. Treasury bonds, the U.S. government issued more short-term Treasuries to finance its operations. Under normal circumstances, a greater supply of U.S. Treasury securities would tend to put upward pressure on yields as a larger number of securities compete for investor interest. However, the increased supply of securities was easily absorbed by robust investor demand, and yields on money market securities remained low.

To lock in prevailing higher yields for as long as we deemed practical while interest rates fell, we modestly extended the fund's weighted average maturity early in the reporting period, moving it closer to the long end of its range. To accomplish this, we increased the fund's holdings of longer-dated U.S. Treasury bills and decreased the fund's exposure to shorter-dated securities, including repurchase agreements, which are overnight securities backed by U.S. Treasury securities.


What is the fund's current strategy?

As of April 30, 2003, approximately 56% of the fund's assets was invested in U.S. Treasury bills and 44% was allocated to repurchase agreements. We currently intend to maintain this allocation, because we prefer the flexibility and liquidity offered by repurchase agreements in a still-uncertain economic climate. However, we have maintained the fund's weighted average maturity at approximately 43 days. This position is designed to capture higher yields and maintain them for as long as practical in case interest rates remain unchanged or decline further. Of course, we will continue to monitor economic and market conditions, and we are prepared to change the fund's composition as they evolve.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. TREASURY BILLS--31.0%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/1/2003                                                                         1.13            10,000,000           10,000,000

5/8/2003                                                                         1.13            30,000,000           29,993,447

5/22/2003                                                                        1.08            20,000,000           19,987,400

6/5/2003                                                                         1.74            20,000,000           19,977,784

6/12/2003                                                                        1.13            10,000,000            9,986,875

6/19/2003                                                                        1.12            15,000,000           14,977,133

7/3/2003                                                                         1.13            20,000,000           19,960,844

7/10/2003                                                                        1.12            20,000,000           19,956,542

8/7/2003                                                                         1.11            30,000,000           29,909,894

10/9/2003                                                                        1.15            15,000,000           14,923,190

TOTAL U.S. TREASURY BILLS

   (cost $189,673,109)                                                                                               189,673,109

U.S. TREASURY NOTES--24.9%
------------------------------------------------------------------------------------------------------------------------------------

10.75%, 5/15/2003                                                                1.21            30,000,000           30,109,881

5.50%, 6/2/2003                                                                  1.23            20,250,000           20,324,372

5.375%, 6/30/2003                                                                1.15            10,000,000           10,069,504

3.875%, 7/31/2003                                                                1.14            20,000,000           20,136,545

5.25%, 8/15/2003                                                                 1.26            10,000,000           10,117,554

3.625%, 9/2/2003                                                                 1.14            35,000,000           35,281,197

11.875%, 11/17/2003                                                              1.34            15,000,000           15,860,503

3.25%, 12/31/2003                                                                1.16            10,000,000           10,138,303

TOTAL U.S. TREASURY NOTES

   (cost $152,037,859)                                                                                               152,037,859


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS--43.6%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   dated 4/30/2003, due 5/1/2003
    in the amount of $100,003,556
   (fully collateralized by $60,804,000
   U.S. Treasury Bonds 11.25%,
   due 2/15/2015, value $102,000,427)                                            1.28           100,000,000          100,000,000

Credit Suisse First Boston Corp.

  dated 4/30/2003, due 5/1/2003
   in the amount of $110,003,881
  (fully collateralized by $9,975,000
  U.S. Treasury Bonds 9.875%,

  due 11/15/2015 and $88,605,000

  U.S. Treasury Notes 4.875%, due

   2/15/2012, value $112,202,051)                                                1.27           110,000,000          110,000,000

Goldman Sachs & Co.

   dated 4/30/2003, due 5/1/2003
   in the amount of $56,866,706
   (fully collateralized by $43,828,000
   U.S. Treasury Bonds 7.25%,
   due 8/15/2022, value $58,002,564)                                             1.24            56,864,747           56,864,747

TOTAL REPURCHASE AGREEMENTS

   (cost $266,864,747)                                                                                               266,864,747

TOTAL INVESTMENTS (cost $608,575,715)                                                                  99.5%         608,575,715

CASH AND RECEIVABLES (NET)                                                                               .5%           3,029,681

NET ASSETS                                                                                            100.0%         611,605,396




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

STATEMENT OF ASSETS AND LIABILITIES



April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments (including Repurchase Agreements
   of $266,864,747)--Note 1(c)                        608,575,715   608,575,715

Cash                                                                        636

Interest receivable                                                   3,614,574

                                                                    612,190,925

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   142,113

Dividends payable                                                       443,416

                                                                        585,529

NET ASSETS ($)                                                      611,605,396

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     611,605,774

Accumulated net realized gain (loss) on investments                        (378)

NET ASSETS ($)                                                      611,605,396

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      611,605,774

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,471,589

EXPENSES:

Management fee--Note 2(a)                                              397,553

Shareholder servicing costs--Note 2(b)                                 397,553

TOTAL EXPENSES                                                         795,106

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   2,676,483

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS      2,676,483             8,694,533

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,676,483)           (8,694,533)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,368,405,765         3,034,604,101

Dividends reinvested                                7,611                83,284

Cost of shares redeemed                    (1,371,949,795)       (2,839,641,214)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,536,419)          195,046,171

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,536,419)          195,046,171

NET ASSETS ($):

Beginning of Period                           615,141,815           420,095,644

END OF PERIOD                                 611,605,396           615,141,815

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Six Months Ended                                Year Ended October 31,
                                             April 30, 2003                     ----------------------------------------------------
                                                (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                             .005             .016          .044          .055           .047          .051

Distributions:

Dividends from
   investment income--net                         (.005)           (.016)        (.044)        (.055)         (.047)        (.051)

Net asset value, end of period                     1.00             1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                   1.01(a)          1.59          4.53          5.64           4.58          5.22

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .30(a)           .30           .30           .30            .30           .30

Ratio of net investment income
   to average net assets                           1.01(a)          1.56          4.52          5.53           4.45          5.10

Net Assets, end of period
   ($ x 1,000)                                  611,605          615,142       420,096       462,366        473,341       645,297

(A) ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $378 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the

"Dreyfus/Laurel Funds" attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2003, the fund was charged $397,553 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Institutional
                        U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:




BY TELEPHONE

Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  930SA0403


      Dreyfus Disciplined
      Stock Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Disciplined Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Disciplined Stock Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Gary Richardson.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's total return was 1.87%. (1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 4.47%.(2)

We attribute these results to a volatile market environment in which positive returns in the S&P 500 Index were fueled largely by speculation in beaten-down technology stocks with what we believed to be weak business fundamentals. Since our disciplined investment approach steers us away from investments in such companies, the fund underperformed its benchmark.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large-cap companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher-than-expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that is invested in the market at any one time. We do not believe that the advantages

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 136 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 26% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

Most of the fund's weaker than average performance occurred in November 2002, when certain stocks in the S&P 500 Index advanced in anticipation of renewed economic growth. Gains proved especially strong among technology stock, especially of those that previously had been hit hard during the sector's downturn, despite the weak business fundamentals and a lack of hard evidence to support such a rise. Because the fund avoids such investments, it did not enjoy as sharp a rise as its benchmark. Nevertheless, the fund's absolute returns benefited modestly in November from the fund's investments in what we believe to be more fundamentally solid technology companies, such as computer printer company Lexmark International.

In early 2003, stocks generally retreated in the face of rising investor concerns over the impending war with Iraq. The fund's relatively defensive posture worked in its favor during these months. Our investments among traditionally conservative stocks in areas such as health care and utilities tended to hold their value relatively well in this risk-averse environment. We also benefited by capitalizing on short-term market fluctuations. For example, we added to the fund's holdings of interest rate-sensitive financial services stocks, such as credit card issuer MBNA, when their stock prices dipped, and we then sold these positions when prices rose earlier in the year.

As markets declined in February and March, the fund sought to take advantage of increasingly attractive prices among growth-oriented stocks that met our investment criteria. Purchases included retailer Best Buy; biotechnology companies such as Genzyme-General Division; technology companies such as Oracle, KLA-Tencore and Texas Instruments; and online service companies such as eBay. When stock prices rose again after the Iraq war's conclusion in April, these stocks performed strongly, enabling the fund to make up much, but not all, of the ground it lost to the benchmark earlier in the reporting period.

What is the fund's current strategy?

As a result of its gradually increasing exposure to attractively priced growth stocks, the fund currently is modestly tilted in favor of growth stocks. While this bias is primarily a product of our disciplined, company-by-company investment process, it also reflects our generally cautious optimism regarding the long-term prospects for improving economic conditions. We believe the fund is increasingly well-positioned to benefit from economic improvement, if and when it occurs.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--99.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                             202,930               10,122,148

CONSUMER CYCLICAL--10.9%

AutoZone                                                                                         59,030  (a)           4,770,214

Best Buy                                                                                        216,200  (a)           7,476,196

CVS                                                                                             261,500                6,330,915

Cendant                                                                                         541,200  (a)           7,728,336

Darden Restaurants                                                                              320,815                5,617,471

Harley-Davidson                                                                                 115,700                5,141,708

Home Depot                                                                                      414,890               11,670,856

International Game Technology                                                                    72,900  (a)           6,291,270

Johnson Controls                                                                                116,520                9,582,605

Kohl's                                                                                          176,660  (a,b)        10,034,288

Lear                                                                                            110,520  (a,b)         4,392,065

Lowe's Cos.                                                                                     264,180               11,594,860

NIKE, Cl. B                                                                                      66,200                3,543,686

TJX Cos.                                                                                        427,900                8,237,075

Wal-Mart Stores                                                                                 769,340               43,329,229

Wendy's International                                                                           225,200                6,539,808

                                                                                                                     152,280,582

CONSUMER STAPLES--6.6%

Coca-Cola                                                                                       409,300               16,535,720

Fortune Brands                                                                                  110,710                5,358,364

Kimberly-Clark                                                                                  140,860                7,010,602

Kraft Foods, Cl. A                                                                              229,540                7,092,786

Newell Rubbermaid                                                                               179,020                5,456,530

PepsiCo                                                                                         441,710               19,117,209

Procter & Gamble                                                                                278,560               25,028,616

Sara Lee                                                                                        147,440                2,474,043

Unilever, N.V. (New York Shares)                                                                 68,800                4,332,336

                                                                                                                      92,406,206

ENERGY RELATED--6.8%

Anadarko Petroleum                                                                              119,670                5,313,348

Apache                                                                                           82,400                4,717,400

ChevronTexaco                                                                                   110,517                6,941,573

ConocoPhillips                                                                                  248,050               12,476,915

Devon Energy                                                                                    101,016                4,773,006

Dominion Resources                                                                              185,500  (b)          10,977,890


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

ENSCO International                                                                             146,500                3,721,100

Exxon Mobil                                                                                     750,340               26,411,968

Halliburton                                                                                     198,500                4,249,885

Nabors Industries                                                                                87,500  (a)           3,430,000

Noble                                                                                           179,190  (a)           5,545,931

Valero Energy                                                                                   154,300                5,670,525

                                                                                                                      94,229,541

HEALTH CARE--14.7%

AmerisourceBergen                                                                               108,410                6,271,518

Amgen                                                                                           385,200  (a)          23,616,612

Boston Scientific                                                                               143,300  (a)           6,169,065

Forest Laboratories                                                                             101,740  (a)           5,261,993

Genzyme--General Division                                                                       210,100  (a)           8,462,828

HCA                                                                                             136,600                4,384,860

Johnson & Johnson                                                                               573,400               32,316,824

King Pharmaceuticals                                                                                  1  (a)                  13

Medtronic                                                                                       249,680               11,919,723

Merck & Co.                                                                                     183,400               10,670,212

Novartis, ADR                                                                                   108,600                4,287,528

Pfizer                                                                                        1,764,604               54,261,573

Quest Diagnostics                                                                                53,890  (a)           3,219,927

UnitedHealth Group                                                                              106,960                9,854,225

Varian Medical Systems                                                                           38,400  (a)           2,068,224

Wyeth                                                                                           498,640               21,705,799

                                                                                                                     204,470,924

INTEREST SENSITIVE--23.6%

American International Group                                                                    511,470               29,639,686

Bank of America                                                                                 430,200               31,856,310

Bear Stearns Cos.                                                                                84,460                5,645,306

Capital One Financial                                                                           174,900  (b)           7,323,063

Charter One Financial                                                                           342,721                9,956,045

Citigroup                                                                                     1,079,760               42,380,580

Fannie Mae                                                                                      228,820               16,564,280

First Tennessee National                                                                        130,300                5,707,140

Freddie Mac                                                                                     209,270               12,116,733

General Electric                                                                              1,182,580               34,826,981

Goldman Sachs Group                                                                             175,780               13,341,702

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

H&R Block                                                                                       123,400                4,765,708

J.P. Morgan Chase & Co.                                                                         770,300               22,608,305

Lehman Brothers Holdings                                                                        131,500                8,280,555

MBNA                                                                                            256,700                4,851,630

Marshall & Ilsley                                                                                95,200                2,800,784

Merrill Lynch                                                                                   303,500               12,458,675

Radian Group                                                                                     82,500                3,275,250

RenaissanceRe Holdings                                                                          108,600                4,809,894

SouthTrust                                                                                      262,080                7,039,731

Travelers Property Casualty, Cl. A                                                              678,547               11,012,818

U.S. Bancorp                                                                                    639,999               14,175,978

Wells Fargo & Co.                                                                               410,700               19,820,382

XL Capital, Cl. A                                                                                52,600                4,328,980

                                                                                                                     329,586,516

INTERNET RELATED--.3%

eBay                                                                                             52,800  (a)           4,898,256

PRODUCER GOODS--9.3%

Air Products & Chemicals                                                                        194,100                8,359,887

Ball                                                                                             58,600                3,290,976

Deere & Co.                                                                                     164,100                7,225,323

Fluor                                                                                            75,400                2,606,578

Freeport-McMoRan Copper & Gold, Cl. B                                                           332,000  (b)           5,746,920

ITT Industries                                                                                   62,800                3,661,240

Ingersoll-Rand, Cl. A                                                                           164,100                7,233,528

International Paper                                                                             265,200                9,480,900

Lockheed Martin                                                                                 142,800                7,147,140

Masco                                                                                           327,840                6,907,589

Norfolk Southern                                                                                327,490                6,946,063

Northrop Grumman                                                                                 56,000                4,925,200

PPG Industries                                                                                  155,820                7,558,828

Pentair                                                                                         122,400                4,717,296

Stanley Works                                                                                   153,300                3,683,799

3M                                                                                              107,100               13,498,884

Union Pacific                                                                                   108,700                6,469,824

United Parcel Service, Cl. B                                                                    172,230               10,698,928

United Technologies                                                                             156,970                9,702,316

                                                                                                                     129,861,219


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--7.3%

Affiliated Computer Services, Cl. A                                                              75,900  (a)           3,620,430

Clear Channel Communications                                                                    110,900  (a)           4,337,299

Comcast, Cl. A                                                                                  471,400  (a)          15,042,374

First Data                                                                                      315,120               12,362,158

Fox Entertainment Group, Cl. A                                                                  276,420  (a)           7,021,068

Gannett                                                                                          88,500                6,701,220

McGraw-Hill Cos.                                                                                106,680                6,229,045

Omnicom Group                                                                                    88,110  (b)           5,454,009

Tribune                                                                                         146,900                7,195,162

Viacom, Cl. B                                                                                   442,587  (a,b)        19,212,702

Vodafone Group, ADR                                                                             278,200                5,497,232

Walt Disney                                                                                     458,000                8,546,280

                                                                                                                     101,218,979

TECHNOLOGY--15.0%

Cisco Systems                                                                                   993,280  (a)          14,938,931

Danaher                                                                                          87,200                6,015,056

Dell Computer                                                                                   660,330  (a)          19,090,140

Intel                                                                                           617,610               11,364,024

International Business Machines                                                                 314,770               26,723,973

Intuit                                                                                          141,760  (a)           5,497,453

KLA-Tencor                                                                                      171,400  (a,b)         7,027,400

Lexmark International                                                                           109,170  (a)           8,134,257

Linear Technology                                                                               214,120                7,380,716

Maxim Integrated Products                                                                       157,250                6,178,352

Microchip Technology                                                                            140,300                2,916,837

Microsoft                                                                                     1,957,120               50,043,558

Nokia, ADR                                                                                      286,820  (b)           4,752,607

Oracle                                                                                          757,700  (a)           9,001,476

QUALCOMM                                                                                        221,900                7,076,391

QLogic                                                                                          128,500  (a)           5,652,715

Symantec                                                                                        172,000  (a)           7,559,400

Texas Instruments                                                                               537,700                9,942,073

                                                                                                                     209,295,359

UTILITIES--4.5%

AT&T                                                                                            207,530                3,538,386

BellSouth                                                                                       512,300               13,058,527

DTE Energy                                                                                       88,000                3,548,160

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Entergy                                                                                         144,300                6,725,823

Exelon                                                                                          215,520               11,431,181

PPL                                                                                             176,270                6,380,974

SBC Communications                                                                              530,041               12,381,758

Telefonos de Mexico, Cl. L, ADR                                                                 188,930                5,707,575

                                                                                                                      62,772,384

TOTAL COMMON STOCKS

   (cost $1,178,512,012)                                                                                           1,391,142,114

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.24%,

  dated 4/30/2003, due 5/1/2003, in the

  amount of $14,869,512 (fully collateralized

  by $15,250,000 U.S. Treasury Bills,

  10/23/2003, value $15,167,040)
   (cost $14,869,000)                                                                        14,869,000               14,869,000

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.1%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $30,038,350)                                                                        30,038,350               30,038,350

TOTAL INVESTMENTS (cost $1,223,419,362)                                                           102.9%           1,436,049,464

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.9%)            (40,869,992)

NET ASSETS                                                                                        100.0%           1,395,179,472

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $29,136,215 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $30,038,350.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned,
   valued at $29,136,215)--Note 1(b,c)             1,223,419,362  1,436,049,464

Cash                                                                    119,503

Receivable for investment securities sold                            18,657,285

Dividends and interest receivable                                       973,286

Receivable for shares of Capital Stock subscribed                       184,815

                                                                  1,455,984,353

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 1,123,967

Liability for securities loaned--Note 1(b)                           30,038,350

Payable for investment securities purchased                          22,615,578

Payable for shares of Capital Stock redeemed                          7,026,986

                                                                     60,804,881

NET ASSETS ($)                                                    1,395,179,472

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,613,824,741

Accumulated undistributed investment income--net                      2,372,687

Accumulated net realized gain (loss) on investments                (433,648,058)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     212,630,102

NET ASSETS ($)                                                    1,395,179,472

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     54,837,157

NET ASSET VALUE, offering and redemption price per share ($)              25.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $25,244 foreign taxes withheld at source)    11,946,483

Interest                                                                80,183

Income on securities lending                                            12,508

TOTAL INCOME                                                        12,039,174

EXPENSES:

Management fee--Note 2(a)                                            6,403,950

Distribution fees--Note 2(b)                                           711,550

Loan commitment fees--Note 4                                            14,367

Interest expense--Note 4                                                 2,807

TOTAL EXPENSES                                                       7,132,674

INVESTMENT INCOME--NET                                               4,906,500

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (51,849,817)

Net unrealized appreciation (depreciation) on investments           69,635,114

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,785,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,691,797

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            April 30, 2003           Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,906,500             8,568,537

Net realized gain (loss) on investments       (51,849,817)         (156,636,213)

Net unrealized appreciation (depreciation)
   on investments                              69,635,114          (143,217,489)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   22,691,797          (291,285,165)

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,494,807)           (7,239,806)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 100,829,457           181,613,027

Dividends reinvested                            5,023,455             6,535,194

Cost of shares redeemed                      (288,311,721)         (691,751,270)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (182,458,809)         (503,603,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (165,261,819)         (802,128,020)

NET ASSETS ($):

Beginning of Period                         1,560,441,291         2,362,569,311

END OF PERIOD                               1,395,179,472         1,560,441,291

Undistributed investment income--net            2,372,687             2,960,994

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,129,991            6,203,078

Shares issued for dividends reinvested            197,374              227,997

Shares redeemed                               (11,752,051)         (24,078,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (7,424,686)         (17,647,072)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                            Six Months Ended                                     Year Ended October 31,
                              April 30, 2003           -----------------------------------------------------------------------------
                                 (Unaudited)            2002             2001             2000             1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                25.06            29.57            42.34            40.96            34.68           32.78

Investment Operations:

Investment income--net                  .08(b)           .12(b)           .05(b)           .01(b)           .11(b)          .20

Net realized and
   unrealized gain (loss)
   on investments                       .39            (4.53)          (10.87)            2.78             7.97            5.31

Total from Investment
   Operations                           .47            (4.41)          (10.82)            2.79             8.08            5.51

Distributions:

Dividends from investment
   income--net                         (.09)            (.10)            (.03)            (.02)            (.15)           (.24)

Dividends from net
   realized gain
   on investments                        --               --            (1.92)           (1.39)           (1.65)          (3.37)

Total Distributions                    (.09)            (.10)           (1.95)           (1.41)           (1.80)          (3.61)

Net asset value,
   end of period                      25.44            25.06            29.57            42.34            40.96           34.68

TOTAL RETURN (%)                       1.87(c)        (14.96)          (26.63)            6.88            24.01           18.37

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses
   to average net assets                .50(c)          1.00             1.00             1.00             1.00             .99

Ratio of net investment
   income to average
   net assets                           .34(c)           .41              .16              .02              .28             .61

Portfolio Turnover Rate               27.77(c)         41.46            53.68            50.32            57.23           54.45

Net Assets,
   end of period
   ($ x 1,000)                    1,395,179        1,560,441        2,362,569        3,514,925        3,289,549       2,436,164

(A)  EFFECTIVE  DECEMBER  15, 1997,  THE FUND  CONVERTED TO A SINGLE CLASS FUND,
     WITH THE EXISTING  INSTITUTIONAL  AND RETAIL  SHARES  CONVERTED  INTO A NEW
     SINGLE CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend  income  is  recognized  on  the  ex-dividend date and interest income,
including,   where   applicable,   amortization   of  discount  and  premium  on
investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $376,496,503 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $213,718,104 of the carryover expires in fiscal 2009 and $162,778,399 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $7,239,806. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2003, the fund was charged $711,550 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $394,878,533 and $578,345,855, respectively.

At April 30, 2003, accumulated net unrealized appreciation on investments was $212,630,102, consisting of $267,536,059 gross unrealized appreciation and $54,905,957 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003 was approximately $333,100, with a related weighted average annualized interest rate of 1.70%.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Disciplined Stock Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  728SA0403


      Dreyfus
      Bond Market
      Index Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            28   Notes to Financial Statements

                                 FOR MORE INFORMATION
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                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Bond Market Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Bond Market Index Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund achieved total returns of 3.88% for its Investor shares and 4.00% for its BASIC shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), achieved a total return of 4.31% for the same period.(2)

We attribute the fund's positive returns to a generally improving bond market environment, in which corporate securities achieved the highest returns. The fund's returns modestly trailed that of the Index, partly because of our relatively conservative stance toward the corporate sector in relation to the Index, during the early part of the reporting period.

What is the fund's investment approach?

The  fund seeks to match the total return of the Index. To pursue that goal, the
fund   invests  primarily  in  securities  that  are  included  in  the  Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 securities in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of April 30, 2003, the average duration of the fund was approximately four years, compared with 3.85 years for the Index.

What other factors influenced the fund's performance?

Three major factors influenced the fund's performance during the reporting period: the generally weak economy, lower short-term interest rates and improving conditions within the corporate bond market.

When the reporting period began, the U.S. economy was in a prolonged slump. In an attempt to stimulate renewed economic growth,

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points in early November 2002, driving the federal funds rate to 1.25%. Many analysts believed that the November rate cut would be the Fed's last for the current cycle, and that subsequent moves were likely to be toward higher rates as the economy gained momentum. However, economic data continued to be weak, and short-term interest rates remained unchanged through the balance of the reporting period. Late in the reporting period, the Fed indicated that potentially deflationary forces were more worrisome than inflationary ones, suggesting that further rate cuts were possible.

Despite persistent economic weakness, the environment for corporate bonds improved substantially. Early in the reporting period, we adopted a relatively conservative stance toward corporate bonds by focusing on higher-quality corporate securities, taking care to avoid those that we believed might be vulnerable to credit problems. In hindsight, we believe we might have produced higher returns by maintaining a less conservative approach. However, we are pleased that the fund was able to avoid credit-related difficulties.

By January 2003, we believed that we were seeing a sustainable turnaround in the corporate bond market as companies strengthened their balance sheets, paid down debt and cut costs. Consequently, we increased the fund' s exposure to lower-rated corporate bonds, a move that boosted returns as these securities continued to rally. We maintained that stance through the remainder of the reporting period.

Mortgage-related securities also performed well during the reporting period as investor demand for higher-yielding securities intensified. On the other hand, because they had previously benefited from the "flight to quality" among investors, government agency securities and U.S. Treasury securities offered yields that hovered near historical lows.

In the corporate bond market, securities within the telecommunications, technology and utilities industries performed better than most. Many of these companies benefited from improving business fundamentals. As a index fund, we hold all industry groups in the same approximate proportions as their representation in the Index. However, we attempt to improve the fund's performance by investing in what we believe to be the best securities within each group.

What is the fund's current strategy?

As index investors, we do not base our investment decisions on market or economic trends. Instead, our goal is to seek to replicate the return of the Index. To achieve this goal, we attempt to mirror four key elements of the
Index: average maturity, industry group composition, credit quality and coupon rate.

We plan to continue our strategy of closely monitoring the Index in order to replicate its return. Accordingly, as of April 30, 2003, approximately 20% of the fund's assets were invested in mortgage-backed securities, 29% in corporate bonds and asset-backed securities, 21% in U.S. Treasury securities, 1% in U.S. government agency bonds and 2% in repurchase agreements.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



                                                                                               Principal
BONDS AND NOTES--94.5%                                                                         Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   29,004

   Deb., 7.25%, 2025                                                                            150,000                  172,075

   Deb., 8.625%, 2031                                                                            10,000                   13,251

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  248,550

Northrop Grumman,

   Deb., 7.75%, 2016                                                                            250,000                  304,506

Raytheon:

   Notes, 6.5%, 2005                                                                            275,000                  297,069

   Notes, 6.75%, 2007                                                                           550,000                  612,389

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   67,114

                                                                                                                       1,743,958

ASSET-BACKED CTFS.-AUTO LOANS--.5%

Daimler Chrysler Auto Trust,

   Ser. 2000-C, Cl. A4, 6.85%, 2005                                                             350,000                  364,846

Honda Auto Receivables Owner Trust,

   Ser. 2002-1, Cl. A4, 4.22%, 2007                                                           1,500,000                1,567,400

                                                                                                                       1,932,246

ASSET-BACKED CTFS.-CREDIT CARDS--.7%

Capital One Master Trust:

   Ser. 2001-3A, Cl. A, 5.45%, 2009                                                           1,000,000                1,075,622

   Ser. 2001-5, Cl. A, 5.3%, 2009                                                               400,000                  427,904

Chemical Master Credit Card Trust I,

   Ser. 1996-3, Cl. A, 7.09%, 2009                                                              700,000                  747,030

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  437,052

                                                                                                                       2,687,608

ASSET-BACKED CTFS.-UTILITIES--.5%

CPL Transition Funding,

   Ser. 2002-1, Cl. A4, 5.96%, 2015                                                             550,000                  611,150

California Infrastructure PG&E-1,

   Ser. 1997-1, Cl. A8, 6.48%, 2009                                                             850,000                  963,164

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A7, 6.13%, 2009                                                             235,000                  265,749

                                                                                                                       1,840,063

AUTOMOTIVE--2.3%

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   55,676


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

Daimler Chrysler,

   Notes, 6.4%, 2006                                                                            850,000                  929,343

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  126,782

Ford Motor,

   Notes, 7.45%, 2031                                                                           150,000                  133,869

Ford Motor Credit,

   Bonds, 7.375%, 2011                                                                        1,925,000                1,954,318

GMAC:

   Deb., 6%, 2011                                                                                70,000                   68,142

   Notes, 6.75%, 2006                                                                         3,200,000                3,376,438

General Motors:

   Deb., 8.8%, 2021                                                                             150,000                  160,005

   Notes, 7%, 2003                                                                               40,000                   40,238

   Notes, 7.2%, 2011                                                                            975,000                1,001,124

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  313,451

TRW,

   Notes, 6.25%, 2010                                                                           100,000                  108,881

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  204,561

                                                                                                                       8,472,828

BANKING--3.0%

BB&T,

   Sub. Notes, 4.75%, 2012                                                                      325,000                  330,969

Bank One:

   Notes, 6.875%, 2006                                                                          500,000                  566,294

   Sub. Notes, 5.9%, 2011                                                                       500,000                  549,506

   Sub. Notes, 9.875%, 2019                                                                       5,000                    6,520

Bank of New York,

   Sr. Notes, 5.2%, 2007                                                                        450,000                  486,401

BankAmerica,

   Sub. Notes, 7.8%, 2010                                                                       500,000                  608,978

Bankers Trust New York,

   Sub. Notes, 7.5%, 2015                                                                        75,000                   88,877

Bayerische Landesbank New York,

   Sr. Notes, Ser. F, 5.875%, 2008                                                              300,000                  335,972

Chemical Bank,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   16,585

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Citigroup:

   Deb., 6.625%, 2028                                                                           100,000                  113,104

   Sub. Notes, 7.25%, 2010                                                                    1,000,000                1,187,233

Dresdner Bank-New York,

   Sub. Deb., 7.25%, 2015                                                                       145,000                  162,616

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                  115,711

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   60,994

First Union,

   Sub. Notes, 6.3%, 2008                                                                       750,000                  835,994

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  206,060

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  238,469

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       100,000                  112,083

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       250,000  (a)             277,130

   Sub. Notes, 6.75, 2008                                                                       100,000  (a)             111,141

Morgan (J.P.) Chase:

   Sr. Notes, 5.625%, 2006                                                                      500,000                  547,363

   Sr. Notes, 4%, 2008                                                                        1,000,000                1,029,420

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   66,618

National City,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  781,680

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,872

   Sub. Notes, 7.625%, 2005                                                                     190,000                  210,307

   Sub. Notes, 7.8%, 2016                                                                       160,000                  203,325

PNC Funding,

   Gtd. Notes, 7%, 2004                                                                         225,000                  240,089

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   27,188

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  180,770

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  113,101

Sanwa Finance Aruba,

   Gtd. Notes, 8.35%, 2009                                                                      150,000                  167,501


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

U.S. Bank,

   Sub. Notes, 6.375%, 2011                                                                     100,000                  114,426

Washington Mutual,

   Sr. Notes, 6.25%, 2006                                                                       500,000                  550,157

Wells Fargo,

   Sub. Notes, 6.375%, 2011                                                                     420,000                  480,748

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                  35,053

                                                                                                                      11,169,255

BROADCASTING & MEDIA--.2%

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                           750,000                  754,433

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  165,866

                                                                                                                         920,299

BUILDING & CONSTRUCTION--.1%

MASCO,

   Deb., 7.125%, 2013                                                                           200,000                  231,456

CHEMICALS--.1%

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    6,830

Potash-Saskatchewan,

   Notes, 7.75%, 2011                                                                           200,000                  239,746

                                                                                                                         246,576

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.3%

Asset Securitization,

   Ser. 1997-D4, Cl. A1D, 7.49%, 2029                                                           300,000                  343,018

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A2, 7.08%, 2009                                                           250,000                  291,256

Chase Commercial Mortgage Securities,

   Ser. 2000-2, Cl. A2, 7.631%, 2032                                                            250,000                  300,812

Credit Suisse First Boston Mortgage Securities,

   Ser. 1999-C1, Cl. A2, 7.29%, 2041                                                          1,050,000                1,233,282

GE Capital Commercial Mortgage,

   Ser. 2002-1A, Cl. A3, 6.269%, 2035                                                           850,000                  960,770

GMAC Commercial Mortgage Securities:

   Ser. 1998-C1, Cl. A2, 6.7%, 2030                                                             225,000                  252,042

   Ser. 1998-C2, Cl. A2, 6.42%, 2035                                                            993,000                1,123,838

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A2, 6.847%, 2031                                                         500,000                  576,129

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A2, 7.325%, 2032                                                           200,000                  236,288

LB-UBS Commercial Mortgage Trust,                                                             1,100,000                1,336,920

   Ser. 2000-C3, Cl.A2, 7.95%, 2010

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A1, 6.25%, 2030                                                           181,409                  194,245

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-TOP1, Cl. A4, 6.66%, 2033                                                        1,000,000                1,153,572

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C1, Cl. A2, 7.52%, 2009                                                            300,000                  356,805

                                                                                                                       8,358,977

CONSUMER--.3%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    6,354

Gillette,

   Notes, 4%, 2005                                                                              700,000                  733,845

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           200,000                  202,924

                                                                                                                         943,123

DATA PROCESSING--.1%

First Data,

   Sr. Notes, 5.625%, 2011                                                                      250,000                  270,295

DRUGS & PHARMACEUTICALS--.3%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          650,000                  716,614

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                           250,000                  271,932

                                                                                                                         988,546

ENTERTAINMENT/MEDIA--.4%

News America Holdings,

   Deb., 8.25%, 2018                                                                            150,000                  185,430

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  218,192

Time Warner,

   Deb., 6.95%, 2028                                                                            850,000                  875,579

Viacom,

   Sr. Deb., 7.625%, 2016                                                                       125,000                  155,029


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

Walt Disney:

   Sr. Notes, 7%, 2032                                                                          150,000                  168,086

   Sr. Notes, Ser. B, 6.75%, 2006                                                                20,000                   21,952

                                                                                                                       1,624,268

FINANCIAL SERVICES--3.7%

Aetna Services,

   Gtd. Notes, 7.625%, 2026                                                                      50,000                   59,703

American General Finance:

   Medium-Term Notes, Ser. F, 5.875%, 2006                                                      350,000                  381,510

   Sr. Notes, 8.125%, 2009                                                                       10,000                   12,184

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,621

   Sr. Notes, 7.25%, 2006                                                                        75,000                   85,509

CIT Group:

   Sr. Notes, 7.125%, 2004                                                                      300,000                  317,809

   Sr. Notes, 5.5%, 2007                                                                      1,350,000                1,428,355

   Sr. Notes, 7.375%, 2007                                                                      650,000                  728,660

Countrywide Home Loan,

   Medium-Term Notes, Ser. J, 5.5%, 2006                                                        400,000                  430,814

Credit Suisse First Boston USA,

   Notes, 5.875%, 2006                                                                        1,300,000                1,421,575

General Electric Capital:

   Deb., 8.3%, 2009                                                                              15,000                   18,397

   Gtd. Notes, 8.125%, 2012                                                                     500,000                  621,582

   Medium-Term Notes, Ser. A, 5%, 2007                                                          650,000                  700,555

   Medium-Term Notes, Ser. A, 5%, 2007                                                          600,000                  643,805

   Medium-Term Notes, Ser. A, 5.375%, 2007                                                      200,000                  217,761

   Medium-Term Notes, Ser. A, 5.45%, 2013                                                     1,000,000                1,064,090

Goldman Sachs:

   Medium-Term Notes, Ser. B, 7.35%, 2009                                                       100,000                  117,401

   Notes, 6.6%, 2012                                                                          1,000,000                1,129,316

Household Finance,

   Notes, 8%, 2010                                                                            1,380,000                1,663,267

Lehman Brothers,

   Notes, 6.625%, 2012                                                                          950,000                1,081,592

Merrill Lynch,

   Notes, 6.875%, 2018                                                                          150,000                  172,735

                                                                                                                  The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Morgan Stanley Dean Witter,

   Notes, 7.25%, 2032                                                                           200,000                  232,417

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  166,799

SLM

   Medium-Term Notes, 5.125%, 2012                                                              850,000                  886,377

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   99,333

   Notes, 7%, 2007                                                                               35,000                   38,170

U.S. Leasing International,

   Sr. Notes, 6.625%, 2003                                                                       30,000                   30,009

                                                                                                                      13,760,346

FOOD & BEVERAGES--1.6%

Albertson's,

   Sr. Notes, 7.25%, 2013                                                                       250,000                  288,797

Anheuser-Busch,

   Deb., 7.55%, 2030                                                                            200,000                  259,221

Archer-Daniels-Midland,

   Deb., 7.125%, 2013                                                                           300,000                  360,220

Bottling Group,

   Notes, 4.625%, 2012                                                                          350,000  (a)             349,194

Coca-Cola Enterprises,

   Deb., 8.5%, 2022                                                                             100,000                  131,348

ConAgra,

   Notes, 7.875%, 2010                                                                          540,000                  656,414

Coors,

   Notes, 6.375%, 2012                                                                          130,000                  145,817

Diageo,

   Gtd. Notes, 6.125%, 2005                                                                     200,000                  218,836

General Mills,

   Notes, 6%, 2012                                                                              125,000                  137,369

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                  107,903

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   40,079

Kellogg's,

   Notes, Ser. B, 6%, 2006                                                                      300,000                  329,789

Kraft Foods,

   Notes, 4.625%, 2006                                                                          450,000                  469,623


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Kroger:

   Gtd. Notes, 7.25%, 2009                                                                      550,000                  633,260

   Gtd. Notes, 8.05%, 2010                                                                      400,000                  472,019

McDonald's,

   Medium-Term Notes, 6%, 2011                                                                  300,000                  329,274

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   46,848

Safeway,

   Notes, 5.8%, 2012                                                                            210,000                  221,773

Sara Lee,

   Notes, 6.25%, 2011                                                                           300,000                  336,166

Sysco:

   Notes, 4.75%, 2005                                                                           200,000                  212,211

   Sr. Notes, 7%, 2006                                                                           25,000                   28,352

Unilever Capital,

   Bonds, 5.9%, 2032                                                                            250,000                  264,589

                                                                                                                       6,039,102

FOREIGN--3.5%

European Investment Bank,

   Notes, 4.625%, 2007                                                                          500,000                  532,947

Hydro-Quebec:

   Deb., Ser. HH, 8.5%, 2029                                                                    200,000                  284,074

   Deb., Ser. HK, 9.375%, 2030                                                                   20,000                   30,870

Inter-American Development Bank,

   Bonds, 5.75%, 2008                                                                           600,000                  672,503

International Bank for Reconstruction & Development,

   Sr. Notes, 4.75%, 2004                                                                     2,000,000                2,068,024

KFW International Finance:

   Deb., 8%, 2010                                                                                35,000                   42,134

   Notes, 2.5%, 2005                                                                          1,500,000                1,522,554

   Notes, 5.25%, 2006                                                                           300,000                  329,501

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  221,138

Korea Development Bank:

   Bonds, 7.25%, 2006                                                                           300,000                  333,875

   Notes, 5.5%, 2012                                                                            350,000                  361,251

Malaysia,

   Bonds, 8.75%, 2009                                                                           330,000                  413,325

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                             25,000                   29,305

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   14,312

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   36,168

Province of Ontario,

   Sr. Bonds, 5.5%, 2008                                                                        500,000                  555,657

Province of Quebec,

   Deb., 7.5%, 2023                                                                             600,000                  760,813

Province of Saskatchewan C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   14,777

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   31,155

Republic of Italy:

   Bonds, 7.25%, 2005                                                                           500,000                  546,215

   Deb., 6.875%, 2023                                                                            70,000                   86,062

   Notes, 5.375%, 2033                                                                          550,000                  558,804

Republic of Korea,

   Notes, 8.875%, 2008                                                                          840,000                1,030,050

United Mexican States,

   Notes, Ser. A, 9.875%, 2010                                                                1,875,000                2,393,438

                                                                                                                      12,868,952

INDUSTRIAL--.1%

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  200,238

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   12,306

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   38,513

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   54,729

                                                                                                                         305,786

INSURANCE--.5%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  334,156

Anthem,

   Bonds, 6.8%, 2012                                                                            600,000                  684,406

GE Global Insurance,

   Notes, 7%, 2026                                                                              150,000                  159,665


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Hartford Life,

   Notes, 6.9%, 2004                                                                            200,000                  211,008

MetLife,

   Sr. Notes, 6.125%, 2011                                                                      260,000                  287,685

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                  111,324

Torchmark,

   Deb., 8.25% 2009                                                                             150,000                  173,108

                                                                                                                       1,961,352

METALS & MINING--0.0%

Alcoa,

   Notes, 6%, 2012                                                                              150,000                  165,633

OIL & GAS--2.2%

Amerada Hess,

   Bonds, 7.875%, 2029                                                                          150,000                  178,986

Amoco Canada,

   Gtd. Deb., 6.75%, 2023                                                                       150,000                  154,649

Anadarko Finance,

   Notes, Ser. B, 6.75%, 2011                                                                   300,000                  344,544

Apache,

   Deb., 7.95%, 2026                                                                            150,000                  193,241

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   77,035

Chevron Texaco Capital,

   Gtd. Notes, 3.5%, 2007                                                                       500,000                  512,216

Conoco,

   Sr. Notes, 6.35%, 2009                                                                     1,300,000                1,491,646

Devon Financing,

   Gtd. Notes, 7.875%, 2031                                                                     425,000                  527,877

K N Energy,

   Sr. Notes, 6.65%, 2005                                                                       500,000                  540,392

Kerr-McGee,

   Notes, 6.875%, 2011                                                                          250,000                  281,057

Kinder Morgan,

   Sr. Notes, 6.5%, 2012                                                                        650,000                  725,223

Marathon Oil,

   Notes, 5.375%, 2007                                                                          200,000                  212,589

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                    1,500,000                1,644,291

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

PEMEX Master Trust,

   Bonds, 7.375%, 2014                                                                          400,000  (a)             435,000

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  252,139

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   25,861

Transocean,

   Notes, 7.5%, 2031                                                                            150,000                  183,734

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  233,693

                                                                                                                       8,014,173

PAPER PRODUCTS--.3%

International Paper:

   Notes, 7.625%, 2007                                                                           10,000                   11,496

   Notes, 6.75%, 2011                                                                           200,000                  226,995

Westvaco,

   Notes, 6.85%, 2004                                                                           500,000                  530,680

Weyerhaeuser,

   Deb., 7.375%, 2032                                                                           200,000                  228,885

                                                                                                                         998,056

REAL ESTATE INVESTMENT TRUSTS--.2%

Spieker Properties,

   Notes, 6.75%, 2008                                                                           500,000                  551,937

RETAIL--.3%

Federated Department Stores,

   Deb., 7.45%, 2017                                                                            350,000                  408,461

Nike,

   Sr. Notes, 5.5%, 2006                                                                        400,000                  437,009

Target,

   Deb., 7%, 2031                                                                               125,000                  147,550

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                      150,000                  177,855

                                                                                                                       1,170,875

TECHNOLOGY--.3%

Hewlett-Packard,

   Notes, 7.15%, 2005                                                                           300,000                  330,405

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   93,077

   Deb., 7%, 2025                                                                               570,000                  679,140

                                                                                                                       1,102,622


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--2.9%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                      1,050,000                1,154,261

AT&T Broadband

   Notes, 9.455%, 2022                                                                          304,000                  406,777

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                      975,000                1,125,315

Alltel,

   Sr. Notes, 7.6%, 2009                                                                        200,000                  240,322

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                  108,971

British Telecom,

   Bonds, 8.875%, 2030                                                                          150,000                  200,282

Cox Communications,

   Deb., 6.8%, 2028                                                                             150,000                  166,426

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              750,000                  905,508

France Telecom:

   Notes, 7.2%, 2006                                                                            950,000                1,079,713

   Bonds, 8.5%, 2031                                                                            100,000                  133,465

Motorola,

   Deb., 7.5%, 2025                                                                             400,000                  424,000

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   31,280

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   77,923

   Deb., 7.125%, 2026                                                                           310,000                  356,335

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  163,299

Sprint Capital,

   Gtd. Notes, 7.625%, 2011                                                                   1,200,000                1,296,000

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  241,055

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                         1,575,000  (a)           1,844,974

Vodafone,

   Notes, 7.75%, 2010                                                                           580,000                  701,902

                                                                                                                      10,657,808

TRANSPORTATION--.9%

Burlington Northern Santa Fe:

   Deb., 7%, 2025                                                                               100,000                  112,884

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Burlington Northern Santa Fe (continued):

   Deb., 6.75%, 2029                                                                            150,000                  165,197

   Notes, 6.75%, 2011                                                                           200,000                  229,284

CSX,

   Deb., 7.45%, 2007                                                                          1,125,000                1,289,322

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                  116,259

Federal Express,

   Notes, 9.65%, 2012                                                                           225,000                  297,196

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   12,884

   Deb., 7.8%, 2027                                                                             250,000                  307,410

Union Pacific,

   Notes, 6.5%, 2012                                                                            700,000                  795,480

United Parcel Service,

   Deb., 8.375%, 2030                                                                            10,000                  13,609

                                                                                                                       3,339,525

U.S. GOVERNMENT--20.3%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            9,350,000               10,167,377

   6.875%, 8/15/2025                                                                          2,950,000                3,762,046

   7.875%, 2/15/2021                                                                          2,630,000                3,637,001

   8.75%, 11/15/2008                                                                            225,000                  234,025

   8.75%, 5/15/2020                                                                             480,000                  712,704

   8.75%, 8/15/2020                                                                             290,000                  431,033

   8.875%, 8/15/2017                                                                          2,325,000                3,417,192

   9.375%, 2/15/2006                                                                            700,000                  842,653

   10%, 5/15/2010                                                                             1,000,000                1,166,130

   10.75%, 8/15/2005                                                                          1,515,000                1,825,636

   11.25%, 2/15/2015                                                                             25,000                   41,615

   11.625%, 11/15/2004                                                                        4,185,000                4,837,567

   11.875%, 11/15/2003                                                                           10,000                   10,575

   12%, 8/15/2013                                                                               445,000                  641,632

   12.5%, 8/15/2014                                                                              40,000                   60,795

   12.75%, 11/15/2010                                                                            75,000                   95,059

   14%, 11/15/2011                                                                               30,000                   41,894

U.S. Treasury Notes:

   1.75%, 12/31/2004                                                                          5,000,000                5,032,815

   4.375%, 8/15/2012                                                                          3,500,000                3,655,435

   5%, 8/15/2011                                                                              2,150,000                2,354,916

   5.625%, 5/15/2008                                                                          4,500,000                5,083,065

   6%, 8/15/2004                                                                              2,000,000                2,122,960


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes (continued):

   6%, 8/15/2009                                                                              4,000,000                4,631,560

   6.125%, 8/15/2007                                                                         10,500,000               12,013,890

   6.75%, 5/15/2005                                                                           6,300,000                6,961,500

   7%, 7/15/2006                                                                              1,000,000                1,151,600

                                                                                                                      74,932,675

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--44.2%

Federal Home Loan Banks:

   Bonds, 3.375%, 6/15/2004                                                                  10,000,000               10,250,000

   Notes, 5.8%, 9/2/2008                                                                        850,000                  963,573

   4.75%, 6/28/2004                                                                           1,000,000                1,040,000

Federal Home Loan Mortgage Corp:

   Notes, 3.5%, 9/15/2007                                                                     4,100,000                4,219,150

   Notes, 5.125%, 7/15/2012                                                                   2,500,000                2,690,625

   Notes, 5.5%, 9/15/2011                                                                     1,000,000                1,105,736

   Notes, 5.75%, 4/15/2008                                                                      700,000                  788,120

   Notes, 6.875%, 1/15/2005                                                                     700,000                  762,895

   4.5%, 2/1/2018                                                                               496,025                  504,086

   5%                                                                                         1,000,000  (b)           1,030,980

   5%, 11/1/2007-3/1/2018                                                                     3,952,333                4,089,590

   5.5%                                                                                         700,000  (b)             719,250

   5.5%, 9/1/2009-5/1/2033                                                                    8,664,352                8,962,772

   6%                                                                                           650,000  (b)             676,202

   6%, 12/1/2013-11/1/2032                                                                   10,076,053               10,507,457

   6.5%, 3/1/2011-12/1/2032                                                                   9,579,702               10,021,369

   7%, 9/1/2011-9/1/2031                                                                      3,524,376                3,724,128

   7.5%, 7/1/2010-2/1/2032                                                                    1,702,254                1,819,431

   8%, 5/1/2026-10/1/2031                                                                     1,252,234                1,351,815

   8.5%, 6/1/2030                                                                                26,898                   28,991

Federal National Mortgage Association:

   Bonds, 6.25%, 5/15/2029                                                                    2,650,000                3,026,161

   Notes, 5.25%, 1/15/2009                                                                    2,925,000                3,221,215

   Notes, 5.375%, 11/15/2011                                                                  2,500,000                2,744,060

   Notes, 5.5%, 5/2/2006                                                                      2,800,000                3,050,177

   4.5%                                                                                         500,000  (b)             506,090

   5%, 4/1/2010-4/1/2018                                                                      5,030,078                5,199,713

   5.5%                                                                                       1,700,000  (b)           1,753,310

   5.5%, 3/1/2014-4/1/2033                                                                   10,925,210               11,281,130

   6%                                                                                         2,800,000  (b)           2,923,486

   6%, 6/1/2011-12/1/2032                                                                    12,845,685               13,411,744

   6.5%                                                                                       1,200,000  (b)           1,254,000

   6.5%, 1/1/2005-8/1/2032                                                                   13,997,444               14,655,001

   7%, 8/1/2008-11/1/2032                                                                     5,501,752                5,825,863

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

   7.5%, 8/1/2015-3/1/2032                                                                    1,120,345                1,195,692

   8%, 5/1/2027-10/1/2030                                                                       282,272                  306,583

   8.5%, 2/1/2025-2/1/2031                                                                      122,924                  133,191

   9%, 10/1/2030                                                                                 22,405                   24,324

Federal Farm Credit Banks,

   Bonds, 2.125%, 8/15/2005                                                                   7,500,000                7,555,717

Financing Corp:

   Bonds, 9.65%, 11/2/2018                                                                       10,000                   15,188

   Bonds, 8.6%, 9/26/2019                                                                        40,000                   56,450

Government National Mortgage Association I:

   5.5%                                                                                         500,000  (b)             516,250

   5.5%, 2/15/2033-3/15/2033                                                                  1,495,043                1,548,296

   6%, 4/15/2017-4/15/2033                                                                    4,339,767                4,550,817

   6.5%, 9/15/2008-8/15/2032                                                                  5,362,587                5,644,594

   7%                                                                                           500,000  (b)             530,465

   7%, 10/15/2011-8/15/2032                                                                   3,275,210                3,478,697

   7.5%, 12/15/2026-10/15/2032                                                                1,531,240                1,636,694

   8%, 8/15/2024-3/15/2032                                                                      735,596                  797,127

   8.5%, 10/15/2026                                                                              76,894                   83,839

   9%, 2/15/2022-2/15/2023                                                                      157,838                  176,161

Resolution Funding:

   Deb., 8.875%, 7/15/2020                                                                       75,000                  108,741

   Deb., 8.625%, 1/15/2030                                                                       15,000                   23,026

Tennessee Valley Authority,

   Deb., 6%, 3/15/2013                                                                          450,000                  511,784

                                                                                                                     163,001,756

UTILITIES/GAS & ELECTRIC--2.2%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   11,437

   First Mortgage Bonds, 7.5%, 2023                                                              29,000                   30,204

Cincinnati Gas & Electric,

   Notes, 5.7%, 2012                                                                            185,000                  197,675

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  216,251

Consolidated Edison of New York,

   Deb., 4.875%, 2013                                                                           550,000                  566,739


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC (CONTINUED)

FPL Group Capital,

   Gtd. Notes, 7.375%, 2009                                                                     300,000                  347,387

FirstEnergy,

   Sr. Notes, Ser. C, 7.375%, 2031                                                              100,000                  110,617

Florida Power & Light,

   First Mortgage Bonds,
   5.625%, 2034                                                                                 250,000                  252,588

Georgia Power,

   Sr. Notes, Ser. J, 4.875%, 2007                                                              400,000                  426,126

John Deere Capital,

   Notes, 7%, 2012                                                                              500,000                  581,932

KeySpan,

   Notes, 7.25%, 2005                                                                           800,000                  898,798

National Rural Utilities,

   Notes, 6%, 2006                                                                              700,000                  769,128

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                          1,300,000                1,473,904

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   27,734

PPL Electric Utilities,

   Bonds, 6.25%, 2009                                                                           300,000                  336,754

Progress Energy,

   Sr. Notes, 7.1%, 2011                                                                        500,000                  576,049

South Carolina Electric & Gas:

   First Mortgage Bonds, 9%, 2006                                                                20,000                   23,757

   First Mortgage Bonds, 6.625%, 2032                                                           200,000                  230,810

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   28,880

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                           825,000                  961,221

Wisconsin Electric Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  195,084

                                                                                                                       8,263,075

TOTAL BONDS AND NOTES

   (cost $335,348,237)                                                                                               348,563,171

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.24%, dated 4/30/2003,

  due 5/1/2003 in the amount of $5,981,356

  (fully collateralized by $6,047,000 U.S. Treasury Notes,

  2.75%, 9/30/2003 value $6,087,628)
   (cost $5,981,150)                                                                          5,981,150                5,981,150

TOTAL INVESTMENTS (cost $341,329,387)                                                             96.1%              354,544,321

CASH AND RECEIVABLES (NET)                                                                         3.9%               14,489,256

NET ASSETS                                                                                       100.0%              369,033,577

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF  1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $3,017,439 OR .8% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             341,329,387   354,544,321

Cash                                                                  1,936,640

Receivable for shares of Capital Stock subscribed                    13,461,084

Receivable for investment securities sold                            10,427,562

Interest receivable                                                   3,920,500

                                                                    384,290,107

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    74,984

Payable for investment securities purchased                          14,944,220

Payable for shares of Capital Stock redeemed                            237,326

                                                                     15,256,530

NET ASSETS ($)                                                      369,033,577

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     355,767,450

Distributions in excess of investment income--net                     (494,442)

Accumulated net realized gain (loss) on investments                     545,635

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,214,934

NET ASSETS ($)                                                      369,033,577

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        173,804,136   195,229,441

Shares Outstanding                                     16,480,333    18,495,948

NET ASSET VALUE PER SHARE ($)                               10.55         10.56

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,512,683

EXPENSES:

Management fee--Note 2(a)                                              219,375

Distribution fee (Investor Shares)--Note 2(b)                          172,226

Loan commitment fees--Note 4                                               742

TOTAL EXPENSES                                                         392,343

INVESTMENT INCOME--NET                                               6,120,340

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,214,068

Net unrealized appreciation (depreciation)
  on investments                                                     4,221,197

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,435,265

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,555,605

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,120,340            8,602,758

Net realized gain (loss) on investments         1,214,068             (150,281)

Net unrealized appreciation (depreciation)
   on investments                               4,221,197            2,212,161

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,555,605           10,664,638

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (3,022,041)          (4,119,561)

BASIC shares                                  (3,592,741)          (4,605,407)

TOTAL DIVIDENDS                               (6,614,782)          (8,724,968)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                97,027,467          85,640,505

BASIC shares                                   99,395,977          35,874,446

Dividends reinvested:

Investor shares                                 2,941,747           3,995,247

BASIC shares                                    2,914,512           3,321,975

Cost of shares redeemed:

Investor shares                              (39,333,870)         (42,402,183)

BASIC shares                                 (12,969,914)         (18,616,659)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           149,975,919           67,813,331

TOTAL INCREASE (DECREASE) IN NET ASSETS      154,916,742           69,753,001

NET ASSETS:

Beginning of Period                           214,116,835          144,363,834

END OF PERIOD                                 369,033,577          214,116,835

CAPITAL SHARE TRANSACTIONS (SHARES):

INVESTOR SHARES

Shares sold                                     9,277,022           8,406,677

Shares issued for dividends reinvested            280,804             392,682

Shares redeemed                               (3,759,404)          (4,142,860)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,798,422            4,656,499

BASIC SHARES

Shares sold                                     9,529,285            3,506,451

Shares issued for dividends reinvested            277,633              326,895

Shares redeemed                                (1,241,110)          (1,830,559)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,565,808            2,002,787

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended                             Year Ended October 31,
                                            April 30, 2003       -------------------------------------------------------------------
INVESTOR SHARES                                (Unaudited)       2002(a)          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.38        10.34           9.62          9.63          10.26          9.99

Investment Operations:

Investment income--net                                 .21(b)       .51(b)         .59           .60            .56           .59

Net realized and unrealized
   gain (loss) on investments                          .19          .05            .72          (.01)          (.56)          .32

Total from Investment Operations                       .40          .56           1.31           .59             --           .91

Distributions:

Dividends from
   investment income--net                             (.23)        (.52)          (.59)         (.60)          (.56)         (.59)

Dividends from net realized
   gain on investments                                  --            --           --            --            (.07)         (.05)

Total Distributions                                   (.23)        (.52)          (.59)         (.60)          (.63)         (.64)

Net asset value, end of period                       10.55        10.38          10.34          9.62           9.63         10.26

TOTAL RETURN (%)                                      3.88(c)      5.68          13.99          6.34            .03          9.43

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .40(d)       .40            .40           .40            .40           .40

Ratio of net investment income
   to average net assets                              4.06(d)      5.04           5.85          6.25           5.72          5.79

Portfolio Turnover Rate                              46.90(c)     37.69          90.97         67.33          73.14         43.39

Net Assets, end of period
   ($ x 1,000)                                     173,804      110,923         62,314        35,613         33,699         1,552

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.11% TO 5.04%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended                                Year Ended October 31,
                                            April 30, 2003       -------------------------------------------------------------------
BASIC SHARES                                   (Unaudited)       2002(a)          2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.39         10.35          9.63          9.64          10.27         10.00

Investment Operations:

Investment income--net                                 .22(b)        .54(b)        .61           .62            .59           .61

Net realized and unrealized
   gain (loss) on investments                          .19           .05           .72          (.01)          (.56)          .32

Total from Investment Operations                       .41           .59          1.33           .61            .03           .93

Distributions:

Dividends from
   investment income--net                             (.24)         (.55)         (.61)         (.62)          (.59)         (.61)

Dividends from net realized
   gain on investments                                  --            --            --            --           (.07)         (.05)

Total Distributions                                   (.24)         (.55)         (.61)         (.62)          (.66)         (.66)

Net asset value, end of period                       10.56         10.39         10.35          9.63           9.64         10.27

TOTAL RETURN (%)                                      4.00(c)       5.95         14.25          6.63            .29          9.69

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .15(d)        .15           .15           .15            .15           .15

Ratio of net investment income
   to average net assets                              4.30(d)       5.32          6.11          6.53           5.96          6.06

Portfolio Turnover Rate                              46.90(c)      37.69         90.97         67.33          73.14         43.39

Net Assets, end of period
   ($ x 1,000)                                     195,229       103,194        82,050        70,040         64,232        55,852

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.40% TO 5.32%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at market value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $660,196 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $358,599 of the carryover expires in fiscal 2008 and $301,597 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $8,724,968. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .. 25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2003, the Investor shares were charged $172,226 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $267,336,210 and $133,549,974, respectively.

At April 30, 2003, accumulated net unrealized appreciation on investments was $13,214,934, consisting of $13,285,160 gross unrealized appreciation and $70,226 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 2003, the fund did not borrow under the Facility.z


                 For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  310SA0403


        Dreyfus Premier
        Balanced Fund

        SEMIANNUAL REPORT
        April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                  Balanced Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Balanced Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced total returns of 3.08% for Class A shares, 2.71% for Class B shares, 2.70% for Class C shares, 3.12% for Class R shares and 2.96% for Class T shares.(1) In comparison, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Aggregate Bond Index ("Lehman Index"), provided a total return of 4.41% for the same period.(2) This hybrid index serves as the fund's benchmark. Separately, the S&P 500 Index and the Lehman Index provided total returns of 4.47% and 4.31%, respectively, for the same period.

We attribute these results to a choppy market in which stocks and bonds combined to produce positive returns overall. While the fund's fixed-income portion performed roughly in line with its benchmark, its stock holdings provided slightly weaker returns than the S&P 500 Index. The fund's underperformance in equities resulted from disproportionate market strength among technology stocks that we considered relatively speculative, a group that generally failed to meet our disciplined investment criteria.

What is the fund's investment approach?

The fund is a balanced fund, with an allocation under normal circumstances of 60% stocks and 40% bonds, corresponding to the fund's benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

What other factors influenced the fund's performance?

In light of improving prospects for U.S. economic growth, the fund emphasized stocks over bonds, allocating from 67% to 70% of the fund's assets to equities during the reporting period. Generally speaking, the stock and bond markets provided roughly equivalent total returns. However, much of the equity market's strength was driven by sharp spikes in the values of previously beaten-down technology stocks. Since such stocks failed to meet our investment criteria for financial soundness and earnings growth, the fund shared in the equities market's gains to a lesser degree than the S&P 500 Index.

The fund's stock performance also suffered due to disappointing developments among a small number of individual holdings in the consumer discretionary and health care areas. Good individual stock selections in the areas of industrials and financials helped compensate for these disappointments. In particular, the fund benefited from investments in industrial machinery companies such as Caterpillar, that showed a gradual return to earnings growth, and from lenders such as Countrywide Financial, that capitalized on high rates of mortgage refinancing.

In the fund's fixed-income portfolio, performance benefited from good sector allocation. Relative to the Lehman Index, we were slightly overweight in corporate bonds and underweight in both U.S. Treasuries and mortgage-backed securities. Corporate bonds gained value during the reporting period after previously declining to price levels that we considered attractive relative to historical norms. Such bonds rallied as their issuers paid down debt, cut costs and strengthened their balance sheets in the wake of 2002's corporate scandals. Mortgage-backed securities were hurt by high prepayment levels as homeowners refinanced their mortgages. The fund also received positive contributions to performance from its holdings of Treasury Inflation Protected Securities ("TIPS"), which we believed represented attractive values in the prevailing low-inflation environment.

What is the fund's current strategy?

As of the end of the period, we have allocated roughly 67% of the fund's assets to equities. This represents a slight reduction in our emphasis on stocks over bonds from the prior period, reflecting our view of historical seasonal trends in stock prices. At the same time, we continue to see positive long-term prospects for economic growth, which we believe supports a cautiously optimistic approach to stocks.

Among stocks, we have emphasized consumer discretionary and energy issues that appear well-positioned to benefit from gradual economic growth. The fund holds smaller-than-average positions in the consumer staples and utilities groups, where we see few attractively priced investment opportunities. Among bonds, we expect to remain overweight in corporate securities and underweight in mortgage-backed securities. Of course, we are prepared to change the fund's composition as market conditions evolve.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--66.7%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--10.1%

AOL Time Warner                                                                                 198,300  (a)           2,712,744

Best Buy                                                                                         49,000  (a)           1,694,420

Carnival                                                                                        116,800                3,222,512

Clear Channel Communications                                                                     67,000  (a)           2,620,370

Comcast, Cl. A                                                                                   35,937  (a)           1,146,750

Hilton Hotels                                                                                    72,000                  959,040

Home Depot                                                                                       93,000                2,616,090

Jones Apparel Group                                                                              47,100  (a)           1,343,292

Lamar Advertising                                                                                59,000  (a)           2,119,280

Liberty Media, Cl. A                                                                            183,000  (a)           2,013,000

McDonald's                                                                                      103,000                1,761,300

Target                                                                                          107,900                3,608,176

USA Interactive                                                                                  88,100  (a)           2,638,595

Viacom, Cl. B                                                                                   129,000  (a)           5,599,890

Wal-Mart Stores                                                                                 145,100                8,172,032

Westwood One                                                                                     37,800  (a)           1,319,220

                                                                                                                      43,546,711

CONSUMER STAPLES--4.3%

Altria Group                                                                                     66,800                2,054,768

Coca-Cola                                                                                        55,900                2,258,360

Kimberly-Clark                                                                                   38,300                1,906,191

Kraft Foods, Cl. A                                                                              100,000                3,090,000

PepsiCo                                                                                          85,400                3,696,112

Procter & Gamble                                                                                 59,500                5,346,075

                                                                                                                      18,351,506

ENERGY--5.2%

Anadarko Petroleum                                                                               83,000                3,685,200

Devon Energy                                                                                     64,826                3,063,028

Exxon Mobil                                                                                     223,200                7,856,640

Schlumberger                                                                                     81,000                3,396,330

Transocean                                                                                       31,700                  603,885

XTO Energy                                                                                      192,900                3,761,550

                                                                                                                      22,366,633

FINANCIALS--13.9%

American Express                                                                                 56,000                2,120,160

American International Group                                                                    137,700                7,979,715

Bank of America                                                                                  72,000                5,331,600


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS (CONTINUED)

Bank of New York                                                                                116,300                3,076,135

Bank One                                                                                         39,000                1,405,950

Citigroup                                                                                       207,700                8,152,225

Countrywide Financial                                                                            21,000                1,419,600

Fannie Mae                                                                                       59,900                4,336,161

FleetBoston Financial                                                                            86,000                2,280,720

Freddie Mac                                                                                      45,000                2,605,500

Goldman Sachs Group                                                                              15,300                1,161,270

HSBC Holdings, ADR                                                                               17,705                  968,286

J.P. Morgan Chase & Co.                                                                          60,600                1,778,610

MBNA                                                                                            174,850                3,304,665

Marsh & McLennan Cos.                                                                            42,000                2,002,560

Morgan Stanley                                                                                   67,000                2,998,250

St. Paul Cos.                                                                                    41,100                1,411,374

Travelers Property Casualty, Cl. A                                                              157,868                2,562,198

Travelers Property Casualty, Cl. B                                                                7,383                  119,974

U.S. Bancorp                                                                                     47,000                1,041,050

Wells Fargo & Co.                                                                                84,400                4,073,144

                                                                                                                      60,129,147

HEALTH CARE--9.0%

Abbott Laboratories                                                                              37,300                1,515,499

Amgen                                                                                            63,000  (a)           3,862,530

Anthem                                                                                           23,000  (a)           1,578,720

Bard (C.R.)                                                                                      13,000                  823,940

Becton, Dickinson & Co.                                                                          35,000                1,239,000

Bristol-Myers Squibb                                                                             59,300                1,514,522

Johnson & Johnson                                                                                79,300                4,469,348

Lilly (Eli) & Co.                                                                                34,100                2,176,262

Merck & Co.                                                                                      98,100                5,707,458

Pfizer                                                                                          248,700                7,647,525

Teva Pharmaceutical Industries, ADR                                                              53,000                2,475,100

WellPoint Health Networks                                                                        34,600  (a)           2,627,524

Wyeth                                                                                            73,000                3,177,690

                                                                                                                      38,815,118

INDUSTRIALS--7.3%

CSX                                                                                              52,000                1,662,960

Caterpillar                                                                                      40,500                2,130,300

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)

Danaher                                                                                          38,000                2,621,240

Deere & Co.                                                                                      35,000                1,541,050

Emerson Electric                                                                                 32,000                1,622,400

First Data                                                                                       56,000                2,196,880

General Electric                                                                                352,600               10,384,070

L-3 Communications Holdings                                                                      27,400  (a,b)         1,216,560

Northrop Grumman                                                                                 17,000                1,495,150

Raytheon                                                                                         30,000                  897,900

3M                                                                                               12,100                1,525,084

Tyco International                                                                               83,000                1,294,800

United Technologies                                                                              25,000                1,545,250

Waste Management                                                                                 70,000                1,520,400

                                                                                                                      31,654,044

INFORMATION TECHNOLOGY--10.5%

Accenture, Cl. A                                                                                104,000  (a)           1,666,080

Analog Devices                                                                                   56,000  (a)           1,854,720

Applied Materials                                                                                97,000  (a)           1,416,200

Cisco Systems                                                                                   267,700  (a)           4,026,208

Computer Sciences                                                                                42,000  (a)           1,383,900

Dell Computer                                                                                    75,900  (a)           2,194,269

EMC                                                                                             190,000  (a)           1,727,100

Hewlett-Packard                                                                                  71,640                1,167,732

Intel                                                                                           219,300                4,035,120

International Business Machines                                                                  54,200                4,601,580

Jabil Circuit                                                                                   108,000  (a)           2,019,600

Microsoft                                                                                       365,800                9,353,506

Motorola                                                                                        230,000                1,819,300

National Semiconductor                                                                           44,000  (a)             824,120

Nokia, ADR                                                                                       95,000                1,574,150

Novellus Systems                                                                                 36,000  (a)           1,009,440

Oracle                                                                                          289,100  (a)           3,434,508

Xilinx                                                                                           53,000  (a)           1,434,710

                                                                                                                      45,542,243

MATERIALS--3.2%

Air Products & Chemicals                                                                         32,300                1,391,161

Alcoa                                                                                            61,600                1,412,488

Dow Chemical                                                                                     72,000                2,350,080


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS (CONTINUED)

duPont (E.I.) deNemours & Co.                                                                    23,000                  978,190

International Paper                                                                              62,000                2,216,500

PPG Industries                                                                                   33,000                1,600,830

Praxair                                                                                          38,900                2,259,312

Weyerhaeuser                                                                                     32,000                1,586,880

                                                                                                                      13,795,441

TELECOMMUNICATION SERVICES--2.4%

BellSouth                                                                                        76,500                1,949,985

SBC Communications                                                                              184,700                4,314,592

Verizon Communications                                                                          104,000                3,887,520

                                                                                                                      10,152,097

UTILITIES--.8%

Exelon                                                                                           44,000                2,333,760

Progress Energy                                                                                  25,000                1,044,500

                                                                                                                       3,378,260

TOTAL COMMON STOCKS

   (cost $297,471,341)                                                                                               287,731,200

                                                                                              Principal
BONDS AND NOTES--32.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.0%

Continental Airlines, Pass-Through Trust Ctfs.,

   Ser. 1998-1, Cl. A, 6.648%, 9/15/2017                                                         65,361                   55,862

ASSET-BACKED CERTIFICATES--.3%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                     1,228,300                1,286,411

AUTOMOBILES--.2%

Ford Motor, Notes,

   7.45%, 7/16/2031                                                                             505,000                  450,691

General Motors Acceptance Corp., Bonds,

   8%, 11/1/2031                                                                                331,000                  345,739

                                                                                                                         796,430

BEVERAGES--.2%

Anheuser-Busch Cos., Notes,

   4.50%, 4/1/2018                                                                            1,010,000                  986,851

COMMERCIAL SERVICES & SUPPLIES--.4%

Pitney Bowes, Notes,

   4.75%, 5/15/2018                                                                           1,715,000                1,719,545

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--.5%

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                          1,365,000                1,487,510

International Business Machines, Notes,

   4.75%, 11/29/2012                                                                            850,000                  876,687

                                                                                                                       2,364,197

ELECTRICAL EQUIPMENT--.2%

Emerson Electric, Bonds,

   4.50%, 5/1/2013                                                                              685,000                  687,452

FINANCIAL SERVICES--.4%

Countrywide Home Loan, Gtd. Notes,

   Ser. K, 5.625%, 5/15/2007                                                                    620,000                  672,212

Goldman Sachs Group, Notes,

   6.125%, 2/15/2033                                                                            213,000                  221,036

SLM, Notes,

   Ser. A, 3.625%, 3/17/2008                                                                    959,000                  967,245

                                                                                                                       1,860,493

FOREST PRODUCTS & PAPER--.2%

Weyerhaeuser, Notes,

   6.75%, 3/15/2012                                                                             595,000                  667,683

HOUSEHOLD DURABLES--.1%

Newell Rubbermaid, Notes,

   4.625%, 12/15/2009                                                                           525,000  (b)             539,495

INDUSTRIAL CONGLOMERATES--.1%

General Electric, Notes,

   5%, 2/1/2013                                                                                 641,000                  663,800

INSURANCE--.3%

MetLife, Sr. Notes,

   5.375%, 12/15/2012                                                                           535,000  (b)             562,272

RenaissanceRe Holdings, Notes,

   5.875%, 2/15/2013                                                                            600,000  (b)             620,084

                                                                                                                       1,182,356

MINING & METALS--.2%

Alcoa, Notes,

   6%, 1/15/2012                                                                                777,000                  857,979

PHARMACEUTICALS--.2%

Lilly (Eli) & Co., Notes,

   4.50%, 3/15/2018                                                                             952,000                  937,883


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--.3%

Sears, Roebuck Acceptance, Notes,

   7%, 6/1/2032                                                                                 280,000                  286,856

Wal-Mart Stores, Notes,

   4.55%, 5/1/2013                                                                              890,000                  902,485

                                                                                                                       1,189,341

STRUCTURED INDEX--5.0%

Morgan Stanley Tracers:

  Bonds,

      6.799%, 6/15/2012                                                                      11,760,000  (c,d)        13,237,629

   Notes:

      5.878%, 3/1/2007                                                                        1,247,000  (c,d)         1,354,191

      7.252%, 9/15/2011                                                                       3,168,000  (c,d)         3,655,108

Targeted Return Index Securities Trust,

   Ser. L-2002, 7.754%, 11/15/2031                                                            2,824,800  (c,d)         3,381,540

                                                                                                                      21,628,468

TELECOMMUNICATION SERVICES--.5%

British Telecommunications, Notes,

   8.125%, 12/15/2010                                                                           792,000                  976,488

France Telecom, Notes,

   7.75%, 3/1/2011                                                                              231,000                  282,995

Verizon Florida, Debs.,

   Ser. F, 6.125%, 1/15/2013                                                                    736,000                  816,369

                                                                                                                       2,075,852

UTILITIES/GAS & ELECTRIC--.4%

Consolidated Edison Co. of New York, Debs.,

   4.875%, 2/1/2013                                                                           1,075,000                1,107,717

Public Service of Colorado, First Mtg.,

   4.875%, 3/1/2013                                                                             541,000  (c)             546,893

                                                                                                                       1,654,610

U.S. GOVERNMENT & AGENCIES--22.5%

Federal Home Loan Bank, Bonds,

   5.375%, 2/15/2007                                                                          4,495,000                4,938,086

Federal National Mortgage Association:

  Mortgage Backed:

      6%                                                                                      9,520,000  (e)           9,909,654

      6.88%, 2/1/2028                                                                           754,662                  848,286

      5.50%, 3/1/2033                                                                         2,692,445                2,771,522

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Government National Mortgage Association I:

  Mortgage Backed:

      5.50%                                                                                   7,368,000  (e)           7,607,460

      6%                                                                                     20,250,000  (e)          21,173,805

      5.50%, 4/15/2033                                                                        6,179,903                6,400,031

Tennessee Valley Authority,

  Valley Indexed-Principal Securities,

   3.375%, 1/15/2007                                                                          5,589,000  (f)           6,935,454

U.S. Treasury Bonds,

   10.75%, 5/15/2003                                                                         27,200,000               27,308,256

U.S. Treasury Inflation Protection Securities:

   3.625%, 1/15/2008                                                                          5,702,000  (f)           7,148,041

   3.375%, 4/15/2032                                                                          1,762,000  (f)           2,088,242

                                                                                                                      97,128,837

TOTAL BONDS AND NOTES

   (cost $136,118,043)                                                                                               138,283,545

OTHER INVESTMENTS--6.3%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     8,992,000  (g)           8,992,000

Dreyfus Institutional Cash Advantage Plus Fund                                                8,992,000  (g)           8,992,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        8,992,000  (g)           8,992,000

TOTAL OTHER INVESTMENTS

   (cost $26,976,000)                                                                                                 26,976,000

                                                                                             Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.15%, 5/8/2003                                                                            4,562,000                4,561,042

   1.15%, 6/5/2003                                                                            4,562,000                4,557,210

   1.15%, 7/3/2003                                                                            2,412,000                2,407,417

   1.10%, 7/24/2003                                                                             248,000                  247,370

   1.11%, 8/28/2003                                                                             249,000                  248,094

   1.11%, 9/25/2003                                                                             249,000                  247,872

TOTAL SHORT-TERM INVESTMENTS

   (cost $12,268,387)                                                                                                 12,269,005


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.4%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $1,816,250)                                                                          1,816,250                1,816,250

TOTAL INVESTMENTS (cost $474,650,021)                                                            108.2%              467,076,000

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (8.2%)             (35,334,197)

NET ASSETS                                                                                       100.0%              431,741,803

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $1,696,859 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $1,816,250.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $22,175,361 OR 5.1% OF NET ASSETS.

(D)  SECURITIES LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(G)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2 (C).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued
        at $1,696,859)--Note 1(b)                       474,650,021  467,076,000

Receivable for investment securities sold                            17,257,021

Dividends and interest receivable                                     2,571,740

Receivable for shares of Capital Stock subscribed                       208,447

                                                                    487,113,208
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   484,632

Cash overdraft due to custodian                                       6,715,801

Payable for investment securities purchased                          42,214,828

Payable for shares of Capital Stock redeemed                          4,139,894

Liability for securities loaned--Note 1(b)                            1,816,250

                                                                     55,371,405

NET ASSETS ($)                                                      431,741,803

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     673,176,309

Accumulated undistributed investment income--net                        415,059

Accumulated net realized gain (loss) on investments               (234,275,544)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (7,574,021)

NET ASSETS ($)                                                      431,741,803



NET ASSET VALUE PER SHARE

                                          Class A               Class B              Class C               Class R          Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        133,588,552            106,915,810          22,503,470           168,365,039          368,932

Shares Outstanding                     12,156,076              9,765,031           2,048,027            15,316,872           33,607

NET ASSET VALUE
   PER SHARE ($)                            10.99                 10.95                10.99                 10.99            10.98

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,259 foreign taxes withheld at source)      2,909,204

Interest                                                             2,094,742

Income on securities lending                                             8,203

TOTAL INCOME                                                         5,012,149

EXPENSES:

Management fee--Note 2(a)                                            2,406,399

Distribution and service fees--Note 2(b)                               855,212

Loan commitment fees--Note 4                                             5,166

TOTAL EXPENSES                                                       3,266,777

INVESTMENT INCOME--NET                                               1,745,372

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (34,190,748)

Net realized gain (loss) on financial futures                           42,478

NET REALIZED GAIN (LOSS)                                          (34,148,270)

Net unrealized appreciation (depreciation) on investments           43,919,897

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,771,627

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,516,999

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,745,372            7,187,335

Net realized gain (loss) on investments       (34,148,270)         (73,142,062)

Net unrealized appreciation (depreciation)
   on investments                              43,919,897          (30,486,107)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,516,999          (96,440,834)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,141,551)          (3,514,850)

Class B shares                                   (315,889)            (946,582)

Class C shares                                    (69,370)            (230,136)

Class R shares                                 (1,820,339)          (4,580,481)

Class T shares                                     (2,371)              (9,076)

TOTAL DIVIDENDS                                (3,349,520)          (9,281,125)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 13,825,513          54,611,834

Class B shares                                  3,291,529           9,456,267

Class C shares                                    453,570           2,427,886

Class R shares                                 16,798,090          31,952,076

Class T shares                                     13,589           4,581,455

Dividends reinvested:

Class A shares                                    636,544           1,963,095

Class B shares                                    248,835             738,279

Class C shares                                     42,080             129,632

Class R shares                                  1,817,991           4,575,175

Class T shares                                      2,069               8,163


                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (62,256,006)        (132,008,229)

Class B shares                                (17,251,451)         (44,292,772)

Class C shares                                 (4,408,887)         (15,178,126)

Class R shares                                (87,791,661)         (59,742,106)

Class T shares                                   (103,608)          (5,154,641)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (134,681,803)        (145,932,012)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (126,514,324)        (251,653,971)

NET ASSETS ($):

Beginning of Period                           558,256,127          809,910,098

END OF PERIOD                                 431,741,803          558,256,127

Undistributed investment income--net              415,059            2,019,207

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,302,776            4,543,964

Shares issued for dividends reinvested             58,675              160,956

Shares redeemed                                (5,854,254)         (11,388,668)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (4,492,803)          (6,683,748)

CLASS B(A)

Shares sold                                       308,984             779,956

Shares issued for dividends reinvested             22,980              60,367

Shares redeemed                                (1,641,794)         (3,809,112)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,309,830)         (2,968,789)

CLASS C

Shares sold                                        42,172             198,266

Shares issued for dividends reinvested              3,872              10,529

Shares redeemed                                  (418,379)         (1,279,406)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (372,335)         (1,070,611)

CLASS R

Shares sold                                     1,583,505           2,534,312

Shares issued for dividends reinvested            167,640             376,735

Shares redeemed                                (8,299,446)         (5,213,454)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,548,301)         (2,302,407)

CLASS T

Shares sold                                         1,278             371,396

Shares issued for dividends reinvested                191                 660

Shares redeemed                                    (9,883)           (416,470)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (8,414)            (44,414)

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 260,710 CLASS B SHARES REPRESENTING $2,698,839 WERE AUTOMATICALLY CONVERTED TO 260,172 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 290,162 CLASS B SHARES REPRESENTING $3,452,071 WERE AUTOMATICALLY CONVERTED TO 289,507 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                         Six Months Ended                                  Year Ended October 31,
                                           April 30, 2003           ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.73         12.44         15.23         15.69          14.88         15.17

Investment Operations:

Investment income--net                                 .04(a)        .13(a)        .22(a)        .44(a)         .36(a)        .33

Net realized and unrealized
   gain (loss) on investments                          .29         (1.68)        (2.71)         (.19)          1.68          1.81

Total from Investment Operations                       .33         (1.55)        (2.49)          .25           2.04          2.14

Distributions:

Dividends from
   investment income--net                             (.07)        (.16)          (.30)         (.38)          (.30)         (.37)

Dividends from net realized
   gain on investments                                  --            --            --          (.33)          (.93)        (2.06)

Total Distributions                                   (.07)        (.16)          (.30)         (.71)         (1.23)        (2.43)

Net asset value, end of period                       10.99        10.73          12.44         15.23          15.69         14.88

TOTAL RETURN (%)(B)                                   3.08(c)    (12.62)        (16.65)         1.66          14.39         16.06

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .62(c)      1.25           1.25          1.25           1.25          1.25

Ratio of net investment income
   to average net assets                               .41(c)      1.06           1.57          2.83           2.31          2.44

Portfolio Turnover Rate                             154.50(c)    268.17         150.98        100.47         104.42         69.71

Net Assets, end of period
   ($ x 1,000)                                     133,589      178,679        290,331       379,670        213,362        40,780

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                         Six Months Ended                                    Year Ended October 31,
                                           April 30, 2003           -------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          2002         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.69         12.40        15.18         15.65          14.83         15.12

Investment Operations:

Investment income--net                                 .00(a,b)      .04(a)       .11(a)        .32(a)         .24(a)        .24

Net realized and unrealized
   gain (loss) on investments                          .29         (1.68)       (2.70)         (.19)          1.69          1.79

Total from Investment Operations                       .29         (1.64)       (2.59)          .13           1.93          2.03

Distributions:

Dividends from
   investment income--net                             (.03)         (.07)        (.19)         (.27)          (.18)         (.26)

Dividends from net realized
   gain on investments                                  --            --           --          (.33)          (.93)        (2.06)

Total Distributions                                   (.03)         (.07)        (.19)         (.60)         (1.11)        (2.32)

Net asset value, end of period                       10.95         10.69        12.40         15.18          15.65         14.83

TOTAL RETURN (%)(C)                                   2.71(d)     (13.29)      (17.27)          .84          13.64         15.20

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .99(d)       2.00         2.00          2.00           2.00          2.00

Ratio of net investment income
   to average net assets                               .04(d)        .31          .83          2.07           1.55          1.70

Portfolio Turnover Rate                             154.50(d)     268.17       150.98        100.47         104.42         69.71

Net Assets, end of period
   ($ x 1,000)                                     106,916       118,415      174,172       223,096        205,491        62,324

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended                                 Year Ended October 31,
                                           April 30, 2003         ------------------------------------------------------------------
CLASS C SHARES                                 (Unaudited)          2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.73         12.45        15.23         15.70          14.87         15.16

Investment Operations:

Investment income--net                                 .00(a,b)      .04(a)       .12(a)        .32(a)         .24(a)        .22

Net realized and unrealized
   gain (loss) on investments                          .29         (1.69)       (2.71)         (.19)          1.71          1.81

Total from Investment Operations                       .29         (1.65)       (2.59)          .13           1.95          2.03

Distributions:

Dividends from
   investment income--net                             (.03)         (.07)        (.19)         (.27)          (.19)         (.26)

Dividends from net realized
   gain on investments                                  --            --           --          (.33)          (.93)        (2.06)

Total Distributions                                   (.03)         (.07)        (.19)         (.60)         (1.12)        (2.32)

Net asset value, end of period                       10.99         10.73        12.45         15.23          15.70         14.87

TOTAL RETURN (%)(C)                                   2.70(d)     (13.32)      (17.26)          .90          13.59         15.24

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .99(d)       2.00         2.00          2.00           2.00          2.00

Ratio of net investment income
   to average net assets                               .04(d)        .31          .83          2.07           1.57          1.69

Portfolio Turnover Rate                             154.50(d)     268.17       150.98        100.47         104.42         69.71

Net Assets, end of period
   ($ x 1,000)                                      22,503       25,970        43,451       60,237          55,723         8,004

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                         Six Months Ended                                    Year Ended October 31,
                                           April 30, 2003         -----------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.74         12.45         15.24         15.70          14.88         15.18

Investment Operations:

Investment income--net                                 .06(a)        .16(a)        .25(a)        .47(a)         .40(a)        .38

Net realized and unrealized
   gain (loss) on investments                          .27         (1.68)        (2.71)         (.18)          1.69          1.79

Total from Investment Operations                       .33         (1.52)        (2.46)          .29           2.09          2.17

Distributions:

Dividends from
   investment income--net                             (.08)         (.19)         (.33)         (.42)          (.34)         (.41)

Dividends from net realized
   gain on investments                                  --            --            --          (.33)          (.93)        (2.06)

Total Distributions                                   (.08)         (.19)         (.33)         (.75)         (1.27)        (2.47)

Net asset value, end of period                       10.99         10.74         12.45         15.24          15.70         14.88
-
TOTAL RETURN (%)                                      3.12(b)     (12.38)       (16.43)         1.86          14.76         16.37

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .50(b)      1.00           1.00          1.00           1.00          1.00

Ratio of net investment income
   to average net assets                               .54(b)      1.31           1.83          3.07           2.54          2.71

Portfolio Turnover Rate                             154.50(b)    268.17         150.98        100.47         104.42         69.71

Net Assets, end of period
   ($ x 1,000)                                     168,365     234,741         300,882       424,083        397,234       207,132

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended                        Year Ended October 31,
                                                              April 30, 2003          ----------------------------------------------
CLASS T SHARES                                                    (Unaudited)           2002       2001         2000      1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    10.72          12.43       15.21       15.68        15.43

Investment Operations:

Investment income--net(b)                                                 .03            .10         .18         .36          .08

Net realized and unrealized
   gain (loss) on investments                                             .29          (1.68)      (2.70)       (.15)         .17

Total from Investment Operations                                          .32          (1.58       (2.52)        .21          .25

Distributions:

Dividends from investment income--net                                    (.06)          (.13)       (.26)       (.35)          --

Dividends from net realized
   gain on investments                                                     --             --          --        (.33)          --

Total Distributions                                                      (.06)          (.13)       (.26)       (.68)          --

Net asset value, end of period                                          10.98          10.72       12.43       15.21        15.68

TOTAL RETURN (%)(C)                                                      2.96(d)      (12.86)     (16.82)       1.35         1.62(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .74(d)        1.50        1.50        1.50          .32(d)

Ratio of net investment income
   to average net assets                                                  .29(d)         .78        1.31        2.52          .40(d)

Portfolio Turnover Rate                                                154.50(d)      268.17      150.98      100.47       104.42

Net Assets, end of period ($ x 1,000)                                     369            451       1,074       1,154           26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Aggregate Bond Index.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager, as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2003, there were no open financial futures contracts.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $197,122,192 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $19,144,390 of the carryover expires in fiscal 2008, $105,290,796 expires in fiscal 2009, and $72,687,006 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $9,281,125. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2003, the Distributor retained $8,258 and $39 from commissions earned on sales of the fund's Class A and T shares, respectively, and $263,863 and $573 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made.

Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $186,990, $411,090, $89,304 and $515, respectively, pursuant to their respective Plans. During the period ended April 30, 2003 Class B, Class C and Class T shares were charged $137,030, $29,768 and $515, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $218,254 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2003, amounted to $757,166,069 and $882,083,041, respectively.

At  April  30,  2003, accumulated net unrealized depreciation on investments was
$7,574,021,   consisting   of  $26,702,087  gross  unrealized  appreciation  and
$34,276,108 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.




NOTES

                   For More Information


                        Dreyfus Premier
                        Balanced Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  342SA0403


        Dreyfus
        BASIC S&P 500
        Stock Index Fund

        SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                  Contents

                                  THE FUND
               --------------------------------------------------

                                2 Letter from the Chairman

                                3 Discussion of Fund Performance

                                6 Statement of Investments

                               21 Statement of Financial Futures

                               22 Statement of Assets and Liabilities

                               23 Statement of Operations

                               24 Statement of Changes in Net Assets

                               25 Financial Highlights

                               26 Notes to Financial Statements

                                  FOR MORE INFORMATION
  ---------------------------------------------------------------------------

                                  Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                       S&P 500 Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 4.38%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a 4.48% return for the same period.(2,3)

We attribute the fund and market' s performance to a more constructive environment for large-capitalization stocks during the reporting period, driven primarily by an improvement in investor sentiment after the successful conclusion of the war with Iraq. In addition, a weaker U.S. dollar helped boost earnings for many large-cap companies with a presence in overseas markets. The difference in returns was primarily the result of transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy across 11 sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S& P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The most significant factors influencing the fund' s performance were the persistently weak economy, which was intensified by the uncertainty during much of the reporting period surrounding the impending war with Iraq, improvement in the accounting practices and balance sheets of many large-cap companies, the war's subsequent resolution and a weaker U.S. dollar.

During the first half of the reporting period, investors shied away from the equity markets, chiefly because they were concerned about the faltering economy and uncertainty over the prospect of war with Iraq. In addition, capital spending among corporations failed to improve, because corporate executives and business owners preferred to wait and see what repercussions the war might have on the economy, oil prices and the stock market. In the meantime, many large-cap companies took steps to strengthen their balance sheets, resolve pending lawsuits and cut operating costs to increase their capital.

On the second half of the reporting period, many investors were caught up in the news about the war rather than company fundamentals or economic trends. Once the war was over, investors again turned their attention to more fundamental factors affecting the stock market. As investors rewarded companies for lower debt levels and improved earnings, the stock market rallied. In fact, almost all of the market's positive returns were achieved during the month of April 2003.

Finally, the weakening U.S. dollar helped boost stock market returns. A weaker dollar generally benefits U.S. exporters because their goods and services become more affordable for foreign businesses and consumers. Large-cap stocks generally produced greater earnings gains than smaller companies during the six-month period because large-cap stocks had greater investments in overseas markets than mid- and small-cap companies.


What is the fund's current strategy?

Our strategy remains unchanged: the fund continues to mirror the composition of the S& P 500 Index as we attempt to match its returns. We are pleased that large-cap stocks have recently outperformed mid- and small-cap stocks; however, we must continue to be mindful of the heightened volatility that has affected the U.S. stock market for some time now. We believe it is especially important during volatile times to diversify across many industry groups and stocks to mitigate losses in any particular group or holding. In our view, broadly diversified index funds continue to represent a prudent choice for the core of most investors' equity portfolios.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS DAILY AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) "STANDARD & POOR'S," "S&P," "STANDARD & POOR'S 500" AND "S&P 500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)

COMMON STOCKS--97.1%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.4%

Adolph Coors, Cl. B                                                                               5,015                  268,453

Altria Group                                                                                    286,500                8,812,740

Anheuser-Busch Cos.                                                                             118,500                5,910,780

Brown-Forman, Cl. B                                                                               8,400  (a)             642,936

R.J. Reynolds Tobacco Holdings                                                                   11,800                  332,406

UST                                                                                              23,200                  726,856

                                                                                                                      16,694,171

CONSUMER CYCLICAL--9.9%

Albertson's                                                                                      52,486                1,042,372

AutoNation                                                                                       40,100  (a,b)           555,385

AutoZone                                                                                         13,500  (b)           1,090,935

Bed Bath & Beyond                                                                                40,700  (b)           1,608,057

Best Buy                                                                                         44,550  (b)           1,540,539

Big Lots                                                                                         16,100  (b)             201,572

Brunswick                                                                                        12,500                  272,875

CVS                                                                                              54,418                1,317,460

Cendant                                                                                         142,686  (b)           2,037,556

Circuit City Stores-Circuit City Group                                                           29,036                  166,376

Cooper Tire & Rubber                                                                             10,203                  143,658

Costco Wholesale                                                                                 63,100  (b)           2,185,153

Dana                                                                                             20,499                  190,436

Darden Restaurants                                                                               23,700                  414,987

Delphi                                                                                           77,472                  650,765

Delta Air Lines                                                                                  17,100                  218,709

Dillard's, Cl. A                                                                                 11,700                  163,566

Dollar General                                                                                   46,196                  671,690

Eastman Kodak                                                                                    40,400  (a)           1,208,364

Eaton                                                                                             9,721                  797,802

Family Dollar Stores                                                                             23,900  (a)             817,141

Federated Department Stores                                                                      26,300                  805,306

Ford Motor                                                                                      254,111  (a)           2,617,343

Gap                                                                                             122,400                2,035,512

General Motors                                                                                   77,600  (a)           2,797,480

Genuine Parts                                                                                    24,200                  773,674

Harley-Davidson                                                                                  41,900                1,862,036

Harrah's Entertainment                                                                           15,494  (b)             610,309

Hasbro                                                                                           23,975                  383,600


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                    52,100                  693,972

Home Depot                                                                                      322,100                9,060,673

International Game Technology                                                                    11,800  (b)           1,018,340

J.C. Penney                                                                                      37,200                  634,632

Johnson Controls                                                                                 12,328                1,013,855

Jones Apparel Group                                                                              17,800  (b)             507,656

Kohl's                                                                                           46,700  (b)           2,652,560

Kroger                                                                                          105,700  (b)           1,511,510

Leggett & Platt                                                                                  27,000                  557,550

Limited Brands                                                                                   72,500                1,054,150

Liz Claiborne                                                                                    14,800                  481,444

Lowe's Cos.                                                                                     108,200                4,748,898

Marriott International, Cl. A                                                                    32,400  (a)           1,163,484

Mattel                                                                                           60,600                1,317,444

May Department Stores                                                                            39,900                  862,638

Maytag                                                                                           10,800                  225,072

McDonald's                                                                                      175,800                3,006,180

NIKE, Cl. B                                                                                      36,600                1,959,198

Navistar International                                                                            9,400  (b)             262,260

Nordstrom                                                                                        18,800                  325,804

Office Depot                                                                                     42,700  (b)             540,582

PACCAR                                                                                           16,033                  936,488

RadioShack                                                                                       23,352                  553,676

Reebok International                                                                              8,315  (b)             258,264

Safeway                                                                                          61,100  (b)           1,015,482

Sears, Roebuck & Co.                                                                             43,800                1,241,292

Southwest Airlines                                                                              107,243                1,711,598

Staples                                                                                          65,550  (b)           1,248,072

Starbucks                                                                                        53,700  (b)           1,261,413

Starwood Hotels & Resorts Worldwide                                                              27,700                  743,468

TJX Cos.                                                                                         72,800                1,401,400

Target                                                                                          125,900                4,210,096

Tiffany & Co.                                                                                    20,100                  557,574

Toys R Us                                                                                        29,400  (a,b)           301,350

V. F.                                                                                            15,000                  590,100

Visteon                                                                                          17,946                  125,801

Wal-Mart Stores                                                                                 611,300               34,428,416

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Walgreen                                                                                        141,900                4,379,034

Wendy's International                                                                            15,947                  463,101

Whirlpool                                                                                         9,400                  502,806

Winn-Dixie Stores                                                                                19,500                  244,335

Yum! Brands                                                                                      40,960  (b)           1,011,712

                                                                                                                     119,964,038

CONSUMER STAPLES--6.6%

Alberto-Culver, Cl. B                                                                             8,044  (a)             396,409

Archer-Daniels-Midland                                                                           89,485                  991,494

Avon Products                                                                                    32,636                1,898,436

Campbell Soup                                                                                    56,800                1,251,304

Clorox                                                                                           30,500                1,379,210

Coca-Cola                                                                                       343,300               13,869,320

Coca-Cola Enterprises                                                                            62,200                1,212,278

Colgate-Palmolive                                                                                74,500                4,259,165

ConAgra Foods                                                                                    74,332                1,560,972

Fortune Brands                                                                                   20,671                1,000,476

General Mills                                                                                    51,100                2,305,121

Gillette                                                                                        144,600                4,403,070

H.J. Heinz                                                                                       48,700                1,455,156

Hershey Foods                                                                                    18,900                1,233,225

International Flavors & Fragrances                                                               13,100                  416,318

Kellogg                                                                                          56,500                1,849,810

Kimberly-Clark                                                                                   71,200                3,543,624

McCormick & Co.                                                                                  19,500                  483,405

Newell Rubbermaid                                                                                36,978                1,127,089

Pactiv                                                                                           21,900  (b)             449,388

Pepsi Bottling Group                                                                             38,800                  796,952

PepsiCo                                                                                         239,220               10,353,442

Procter & Gamble                                                                                179,100               16,092,135

SUPERVALU                                                                                        18,500                  304,695

Sara Lee                                                                                        108,400                1,818,952

Sysco                                                                                            90,508                2,600,295

Tupperware                                                                                        8,100                  112,266

Wm. Wrigley, Jr.                                                                                 31,200                1,769,352

                                                                                                                      78,933,359


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.2%

Amerada Hess                                                                                     12,400                  559,860

Anadarko Petroleum                                                                               34,475                1,530,690

Apache                                                                                           22,113                1,265,969

BJ Services                                                                                      21,900  (b)             799,569

Baker Hughes                                                                                     46,620                1,305,360

Burlington Resources                                                                             27,906                1,292,327

CMS Energy                                                                                       19,900                  123,977

ChevronTexaco                                                                                   147,910                9,290,227

ConocoPhillips                                                                                   93,687                4,712,456

Devon Energy                                                                                     32,100                1,516,725

Dominion Resources                                                                               42,534                2,517,162

EOG Resources                                                                                    16,000                  598,080

El Paso                                                                                          82,986                  622,395

Exxon Mobil                                                                                     931,856               32,801,332

Halliburton                                                                                      60,400                1,293,164

Kerr-McGee                                                                                       13,939                  586,971

KeySpan                                                                                          21,700                  734,979

Kinder Morgan                                                                                    16,900                  794,638

Marathon Oil                                                                                     43,200                  983,664

McDermott International                                                                           8,800  (b)              28,600

Nabors Industries                                                                                20,000  (b)             784,000

Nicor                                                                                             6,100                  183,366

NiSource                                                                                         34,500                  652,050

Noble                                                                                            18,500  (b)             572,575

Occidental Petroleum                                                                             52,300                1,561,155

Peoples Energy                                                                                    4,970                  193,085

Rowan Cos.                                                                                       12,910                  264,655

Schlumberger                                                                                     80,600                3,379,558

Sempra Energy                                                                                    28,542  (a)             766,067

Sunoco                                                                                           10,568                  393,235

Transocean                                                                                       44,200                  842,010

Unocal                                                                                           35,700                  988,890

Williams Cos.                                                                                    71,400                  496,230

                                                                                                                      74,435,021

HEALTH CARE--14.3%

Abbott Laboratories                                                                             216,500                8,796,395

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Allergan                                                                                         17,900  (a)           1,257,475

AmerisourceBergen                                                                                15,300                  885,105

Amgen                                                                                           178,216  (b)          10,926,422

Anthem                                                                                           19,600  (b)           1,345,344

Applera--Applied Biosystems Group                                                                29,000                  508,370

Bausch & Lomb                                                                                     7,464  (a)             262,434

Baxter International                                                                             82,200                1,890,600

Becton, Dickinson & Co.                                                                          35,300                1,249,620

Biogen                                                                                           20,600  (b)             782,594

Biomet                                                                                           35,925                1,094,276

Boston Scientific                                                                                56,500  (b)           2,432,325

Bristol-Myers Squibb                                                                            268,300                6,852,382

C.R. Bard                                                                                         7,100                  449,998

Cardinal Health                                                                                  62,600                3,460,528

Chiron                                                                                           25,900  (b)           1,057,497

Eli Lilly & Co.                                                                                 155,600                9,930,392

Forest Laboratories                                                                              50,300  (b)           2,601,516

Genzyme                                                                                          29,700  (b)           1,196,316

Guidant                                                                                          42,500                1,657,075

HCA                                                                                              71,100                2,282,310

Health Management Associates, Cl. A                                                              33,100                  564,686

Humana                                                                                           22,400  (b)             247,520

Johnson & Johnson                                                                               411,446               23,189,097

King Pharmaceuticals                                                                             33,300  (b)             419,913

Manor Care                                                                                       13,300  (b)             258,685

McKesson                                                                                         40,254                1,116,646

MedImmune                                                                                        34,800  (b)           1,227,396

Medtronic                                                                                       168,900                8,063,286

Merck & Co.                                                                                     311,000               18,093,980

Millipore                                                                                         6,700  (b)             228,805

Pfizer                                                                                        1,104,091               33,950,792

Quest Diagnostics                                                                                14,600  (b)             872,350

Schering-Plough                                                                                 203,100                3,676,110

St. Jude Medical                                                                                 24,600  (b)           1,290,516

Stryker                                                                                          27,400                1,836,074

Tenet Healthcare                                                                                 65,650  (b)             974,246

Thermo Electron                                                                                  22,600  (b)             410,642


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

UnitedHealth Group                                                                               42,200                3,887,886

Waters                                                                                           17,900  (b)             429,779

Watson Pharmaceuticals                                                                           14,800  (b)             430,236

WellPoint Health Networks                                                                        20,600  (b)           1,564,364

Wyeth                                                                                           183,600                7,992,108

Zimmer Holdings                                                                                  27,020  (b)           1,267,238

                                                                                                                     172,911,329

INTEREST SENSITIVE--23.6%

ACE                                                                                              36,400                1,204,112

AFLAC                                                                                            71,500                2,338,765

Aetna                                                                                            20,827                1,037,184

Allstate                                                                                         97,400                3,680,746

Ambac Financial Group                                                                            14,700                  857,745

American Express                                                                                182,000                6,890,520

American International Group                                                                    361,246               20,934,205

AmSouth Bancorporation                                                                           49,200                1,035,660

Aon                                                                                              42,950                  951,772

Apartment Investment & Management, Cl. A                                                         13,000                  490,880

BB&T                                                                                             65,200                2,125,520

Bank of America                                                                                 208,104               15,410,101

Bank of New York                                                                                106,128                2,807,086

Bank One                                                                                        161,198                5,811,188

Bear Stearns Cos.                                                                                13,748                  918,916

CIGNA                                                                                            19,300                1,009,390

Capital One Financial                                                                            30,700  (a)           1,285,409

Charles Schwab                                                                                  186,100                1,606,043

Charter One Financial                                                                            31,303                  909,352

Chubb                                                                                            23,700                1,253,493

Cincinnati Financial                                                                             22,400                  825,440

Citigroup                                                                                       711,926               27,943,096

Comerica                                                                                         24,150                1,050,767

Concord EFS                                                                                      70,400  (b)             973,632

Countrywide Financial                                                                            17,500                1,183,000

Equity Office Properties Trust                                                                   57,000                1,480,290

Equity Residential                                                                               37,500                  971,625

Fannie Mae                                                                                      137,800                9,975,342

Federated Investors, Cl. B                                                                       15,200                  414,808

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fifth Third Bancorp                                                                              79,991                3,942,756

First Tennessee National                                                                         17,400  (a)             762,120

FleetBoston Financial                                                                           145,400                3,856,008

Franklin Resources                                                                               35,600                1,241,728

Freddie Mac                                                                                      96,300                5,575,770

General Electric                                                                              1,378,100               40,585,045

Golden West Financial                                                                            21,300                1,606,446

Goldman Sachs Group                                                                              65,400                4,963,860

H&R Block                                                                                        24,700                  953,914

Hartford Financial Services Group                                                                35,400                1,442,904

Huntington Bancshares                                                                            32,576                  633,929

J.P. Morgan Chase & Co.                                                                         276,463                8,114,189

Janus Capital Group                                                                              30,800                  428,120

Jefferson-Pilot                                                                                  19,850                  795,787

John Hancock Financial Services                                                                  39,900                1,157,898

KeyCorp                                                                                          58,800                1,417,668

Lehman Brothers Holdings                                                                         33,600                2,115,792

Lincoln National                                                                                 24,500                  783,020

Loews                                                                                            25,700                1,060,639

MBIA                                                                                             20,100                  898,470

MBNA                                                                                            176,918                3,343,750

MGIC Investment                                                                                  13,900                  631,894

Marsh & McLennan Cos.                                                                            74,400                3,547,392

Marshall & Ilsley                                                                                30,200                  888,484

Mellon Financial                                                                                 59,700                1,579,065

Merrill Lynch                                                                                   119,700                4,913,685

MetLife                                                                                          97,000                2,786,810

Morgan Stanley                                                                                  150,010                6,712,948

National City                                                                                    84,700                2,537,612

North Fork Bancorporation                                                                        22,400                  724,864

Northern Trust                                                                                   30,600                1,074,060

PNC Financial Services Group                                                                     39,300                1,725,270

Principal Financial Group                                                                        44,400                1,292,040

Progressive                                                                                      30,200                2,053,600

Providian Financial                                                                              40,000  (b)             294,800

Prudential Financial                                                                             78,400                2,506,448

Regions Financial                                                                                30,600                1,031,526


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SLM                                                                                              21,300                2,385,600

Safeco                                                                                           19,100                  735,541

Simon Property Group                                                                             25,500                  936,360

SouthTrust                                                                                       47,800                1,283,956

St. Paul Cos.                                                                                    31,392                1,078,001

State Street                                                                                     46,000                1,611,380

SunTrust Banks                                                                                   39,100                2,237,302

Synovus Financial                                                                                42,200                  821,634

T. Rowe Price Group                                                                              16,900                  515,788

Torchmark                                                                                        16,416                  636,120

Travelers Property Casualty, Cl. B                                                              139,332                2,264,145

U.S. Bancorp                                                                                    265,307                5,876,550

Union Planters                                                                                   27,450                  783,423

UnumProvident                                                                                    33,372                  383,778

Wachovia                                                                                        188,434                7,200,063

Washington Mutual                                                                               131,085                5,177,858

Wells Fargo                                                                                     234,280               11,306,353

XL Capital, Cl. A                                                                                18,800                1,547,240

Zions Bancorporation                                                                             12,600                  620,802

                                                                                                                     284,758,292

INTERNET--.5%

eBay                                                                                             42,800  (b)           3,970,556

Yahoo!                                                                                           81,800  (a,b)         2,027,004

                                                                                                                       5,997,560

PRODUCERS GOODS & SERVICES--8.5%

Air Products & Chemicals                                                                         31,500                1,356,705

Alcoa                                                                                           116,988                2,682,535

Allegheny Technologies                                                                           11,183                   46,409

American Power Conversion                                                                        27,200  (b)             423,776

American Standard Cos.                                                                           10,000  (b)             711,900

Ashland                                                                                           9,500                  281,675

Avery Dennison                                                                                   15,192                  805,328

Ball                                                                                              7,900                  443,664

Bemis                                                                                             7,300                  333,318

Black & Decker                                                                                   10,900                  449,625

Boeing                                                                                          116,344                3,173,864

Boise Cascade                                                                                     8,114                  186,379

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Burlington Northern Santa Fe                                                                     51,917                1,461,983

CSX                                                                                              29,700                  949,806

Caterpillar                                                                                      47,700                2,509,020

Centex                                                                                            8,514                  562,094

Cooper Industries, Cl. A                                                                         12,900                  478,590

Crane                                                                                             8,250                  161,123

Cummins                                                                                           5,747                  155,801

Deere & Co.                                                                                      33,100                1,457,393

Dow Chemical                                                                                    126,213                4,119,592

E. I. du Pont de Nemours                                                                        137,794                5,860,379

Eastman Chemical                                                                                 10,726                  327,465

Ecolab                                                                                           18,000                  919,620

Emerson Electric                                                                                 58,300                2,955,810

Engelhard                                                                                        17,700                  434,535

FedEx                                                                                            41,292                2,472,565

Fluor                                                                                            11,089                  383,347

Freeport-McMoRan Copper & Gold, Cl. B                                                            20,100                  347,931

General Dynamics                                                                                 27,800                1,725,546

Georgia-Pacific                                                                                  34,587                  534,023

Goodrich                                                                                         16,300                  229,341

Goodyear Tire & Rubber                                                                           24,200  (a)             138,424

Great Lakes Chemical                                                                              6,903                  169,538

Hercules                                                                                         15,100  (b)             153,265

Honeywell International                                                                         118,450                2,795,420

ITT Industries                                                                                   12,700                  740,410

Illinois Tool Works                                                                              42,600                2,725,548

Ingersoll-Rand, Cl. A                                                                            23,450                1,033,676

International Paper                                                                              66,288                2,369,796

KB HOME                                                                                           6,600                  325,182

Lockheed Martin                                                                                  63,100                3,158,155

Louisiana-Pacific                                                                                14,500  (b)             117,160

Masco                                                                                            68,118                1,435,246

MeadWestvaco                                                                                     27,746                  654,528

Molex                                                                                            26,625                  621,428

Monsanto                                                                                         36,238                  630,541

Newmont Mining                                                                                   55,674                1,504,311

Norfolk Southern                                                                                 53,900                1,143,219


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Northrop Grumman                                                                                 25,306                2,225,663

Nucor                                                                                            10,800                  441,180

PPG Industries                                                                                   23,521                1,141,004

Pall                                                                                             17,003                  359,103

Parker-Hannifin                                                                                  16,340                  664,711

Phelps Dodge                                                                                     12,325  (b)             384,417

Plum Creek Timber                                                                                25,600                  595,456

Praxair                                                                                          22,400                1,300,992

Pulte Homes                                                                                       8,498                  492,799

Raytheon                                                                                         56,200                1,682,066

Rockwell Automation                                                                              25,700                  585,960

Rockwell Collins                                                                                 24,900                  532,362

Rohm & Haas                                                                                      30,655                1,014,987

Sealed Air                                                                                       11,631  (b)             498,388

Sherwin-Williams                                                                                 20,800                  579,904

Sigma-Aldrich                                                                                     9,900                  493,218

Snap-On                                                                                           8,100                  237,735

Stanley Works                                                                                    12,227                  293,815

3M                                                                                               54,000                6,806,160

Temple-Inland                                                                                     7,400                  335,220

Textron                                                                                          18,800                  554,412

Thomas & Betts                                                                                    8,041  (b)             127,128

Tyco International                                                                              276,482                4,313,119

Union Pacific                                                                                    35,200                2,095,104

United Parcel Service, Cl. B                                                                    155,600                9,665,872

United States Steel                                                                              14,200                  203,344

United Technologies                                                                              65,128                4,025,562

Vulcan Materials                                                                                 14,100                  493,077

W.W. Grainger                                                                                    12,700                  586,105

Weyerhaeuser                                                                                     30,300                1,502,577

Worthington Industries                                                                           11,900                  159,817

                                                                                                                     103,048,246

SERVICES--6.6%

ALLTEL                                                                                           43,100                2,019,666

AOL Time Warner                                                                                 619,100  (b)           8,469,288

AT&T Wireless Services                                                                          375,205  (b)           2,423,824

Allied Waste Industries                                                                          28,900  (b)             239,870

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

American Greetings, Cl. A                                                                         9,100  (b)             132,496

Apollo Group, Cl. A                                                                              24,100  (a,b)         1,306,196

Automatic Data Processing                                                                        83,000                2,791,290

Carnival                                                                                         87,000                2,400,330

Cintas                                                                                           23,600                  847,240

Clear Channel Communications                                                                     84,900  (b)           3,320,439

Comcast, Cl. A                                                                                  319,646  (b)          10,199,903

Computer Sciences                                                                                25,900  (b)             853,405

Convergys                                                                                        24,000  (b)             389,280

Deluxe                                                                                            7,900                  347,679

Dow Jones & Co.                                                                                  11,300                  447,480

Electronic Data Systems                                                                          66,000                1,197,900

Equifax                                                                                          19,700                  456,843

First Data                                                                                      104,200                4,087,766

Fiserv                                                                                           26,500  (b)             780,160

Gannett                                                                                          37,000                2,801,640

IMS Health                                                                                       33,800                  520,520

Interpublic Group of Companies                                                                   53,300  (a)             607,620

Knight-Ridder                                                                                    11,300                  729,415

McGraw-Hill Cos.                                                                                 26,800                1,564,852

Meredith                                                                                          6,860                  296,489

Moody's                                                                                          20,900                1,009,261

NEXTEL Communications, Cl. A                                                                    142,300  (b)           2,104,617

New York Times, Cl. A                                                                            20,936                  971,012

Omnicom Group                                                                                    26,000                1,609,400

Paychex                                                                                          52,125                1,623,173

Quintiles Transnational                                                                          16,300  (b)             229,015

R. R. Donnelley & Sons                                                                           15,700                  316,512

Robert Half International                                                                        24,000  (b)             390,720

Ryder System                                                                                      8,700                  216,108

Sprint (PCS Group)                                                                              138,200  (b)             483,700

SunGard Data Systems                                                                             39,200  (b)             842,800

TMP Worldwide                                                                                    15,400  (b)             258,258

Tribune                                                                                          42,241                2,068,964

Univision Communications, Cl. A                                                                  31,700  (a,b)           959,876

Viacom, Cl. B                                                                                   243,850  (b)          10,585,529


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Walt Disney                                                                                     282,800                5,277,048

Waste Management                                                                                 82,442                1,790,640

                                                                                                                      79,968,224

TECHNOLOGY--14.3%

ADC Telecommunications                                                                          111,000  (b)             265,068

Adobe Systems                                                                                    32,000                1,105,920

Advanced Micro Devices                                                                           47,500  (a,b)           353,400

Agilent Technologies                                                                             64,708  (b)           1,036,622

Altera                                                                                           53,000  (b)             837,930

Analog Devices                                                                                   50,400  (b)           1,669,248

Andrew                                                                                           13,600  (a,b)           104,312

Apple Computer                                                                                   49,900  (b)             708,580

Applied Materials                                                                               228,600  (b)           3,337,560

Applied Micro Circuits                                                                           41,800  (b)             187,264

Autodesk                                                                                         15,700                  244,292

Avaya                                                                                            51,568  (b)             201,115

BMC Software                                                                                     32,300  (b)             481,916

Broadcom, Cl. A                                                                                  38,200  (b)             683,398

CIENA                                                                                            60,000  (b)             292,200

Cisco Systems                                                                                   984,900  (b)          14,812,896

Citrix Systems                                                                                   23,700  (a,b)           449,352

Computer Associates International                                                                79,550                1,291,892

Compuware                                                                                        52,300  (b)             229,597

Comverse Technology                                                                              26,000  (b)             339,820

Corning                                                                                         166,000  (b)             899,720

Danaher                                                                                          21,100                1,455,478

Dell Computer                                                                                   357,200  (b)          10,326,652

Dover                                                                                            28,000                  804,720

EMC                                                                                             304,700  (b)           2,769,723

Electronic Arts                                                                                  19,800  (b)           1,173,546

Gateway                                                                                          44,800  (b)             129,024

Hewlett-Packard                                                                                 422,765                6,891,069

Intel                                                                                           917,500               16,882,000

International Business Machines                                                                 234,100               19,875,090

Intuit                                                                                           28,500  (b)           1,105,230

JDS Uniphase                                                                                    196,000  (b)             633,080

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Jabil Circuit                                                                                    27,400  (b)             512,380

KLA-Tencor                                                                                       26,300  (a,b)         1,078,300

LSI Logic                                                                                        51,382  (b)             275,408

Lexmark International                                                                            17,400  (b)           1,296,474

Linear Technology                                                                                43,300                1,492,551

Lucent Technologies                                                                             541,621  (b)             974,918

Maxim Integrated Products                                                                        44,700                1,756,263

Mercury Interactive                                                                              11,700  (b)             397,098

Micron Technology                                                                                84,100  (b)             714,850

Microsoft                                                                                     1,482,000               37,894,740

Motorola                                                                                        318,656                2,520,569

NCR                                                                                              13,500  (b)             295,920

NVIDIA                                                                                           21,800  (b)             311,086

National Semiconductor                                                                           25,200  (b)             471,996

Network Appliance                                                                                47,000  (b)             624,160

Novell                                                                                           51,000  (b)             140,250

Novellus Systems                                                                                 20,700  (b)             580,428

Oracle                                                                                          729,700  (b)           8,668,836

PMC-Sierra                                                                                       23,200  (b)             191,400

Parametric Technology                                                                            36,100  (b)             119,130

PeopleSoft                                                                                       43,300  (b)             650,799

PerkinElmer                                                                                      17,432                  172,925

Pitney Bowes                                                                                     32,806                1,151,819

Power-One                                                                                        11,100  (b)              64,935

QLogic                                                                                           13,000  (b)             571,870

QUALCOMM                                                                                        109,300                3,485,577

Sabre Holdings                                                                                   19,776                  413,516

Sanmina-SCI                                                                                      70,500  (b)             338,400

Scientific-Atlanta                                                                               21,300  (a)             346,125

Siebel Systems                                                                                   67,000  (b)             580,890

Solectron                                                                                       114,200  (b)             364,298

Sun Microsystems                                                                                442,500  (b)           1,460,250

Symantec                                                                                         20,600  (b)             905,370

Symbol Technologies                                                                              31,850  (a)             348,121

Tektronix                                                                                        12,018  (b)             225,578

Tellabs                                                                                          57,000  (a,b)           352,260

Teradyne                                                                                         25,400  (b)             294,640


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Texas Instruments                                                                               239,700                4,432,053

Unisys                                                                                           45,200  (b)             470,080

VERITAS Software                                                                                 57,030  (b)           1,255,230

Xerox                                                                                           101,848  (b)           1,004,221

Xilinx                                                                                           46,700  (b)           1,264,169

                                                                                                                     172,047,597

UTILITIES--5.2%

AES                                                                                              75,200  (b)             451,952

AT&T                                                                                            106,699                1,819,218

Allegheny Energy                                                                                 17,400                  144,420

Ameren                                                                                           22,000                  901,560

American Electric Power                                                                          53,840                1,420,299

BellSouth                                                                                       257,700                6,568,773

Calpine                                                                                          52,300  (a,b)           280,851

CenterPoint Energy                                                                               42,044                  332,148

CenturyTel                                                                                       19,800                  583,110

Cinergy                                                                                          23,300                  795,462

Citizens Communications                                                                          39,100  (b)             427,363

Consolidated Edison                                                                              29,600                1,150,552

Constellation Energy Group                                                                       22,800                  667,584

DTE Energy                                                                                       23,200                  935,424

Duke Energy                                                                                     123,522                2,172,752

Dynegy, Cl. A                                                                                    51,400                  226,160

Edison International                                                                             45,100  (b)             658,009

Entergy                                                                                          30,700                1,430,927

Exelon                                                                                           44,737                2,372,850

FPL Group                                                                                        25,300                1,540,011

FirstEnergy                                                                                      41,181                1,389,035

Mirant                                                                                           55,739  (b)             184,496

PG&E                                                                                             56,400  (b)             844,872

PPL                                                                                              22,800                  825,360

Pinnacle West Capital                                                                            12,500                  415,250

Progress Energy                                                                                  32,874                1,373,476

Public Service Enterprise Group                                                                  30,800  (a)           1,184,876

Qwest Communications International                                                              234,774                  885,098

SBC Communications                                                                              459,778               10,740,414

Southern                                                                                         98,800                2,874,092

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sprint (FON Group)                                                                              123,900                1,426,089

TECO Energy                                                                                      24,300  (a)             262,197

TXU                                                                                              44,620                  888,830

Verizon Communications                                                                          378,892               14,162,983

Xcel Energy                                                                                      55,230                  746,710

                                                                                                                      63,083,203

TOTAL COMMON STOCKS
   (cost $1,262,826,267)                                                                                           1,171,841,040
                                                                                              Principal
SHORT-TERM INVESTMENTS--3.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.9%

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  1.24%, dated 4/30/2003, due 5/1/2003 in the

  amount of $35,227,213 (fully collateralized by

  $31,173,000 of U.S. Treasury Notes, 6.25%,

   2/15/2007, value $35,930,600)                                                             35,226,000               35,226,000

U.S. TREASURY BILLS--.3%

1.17%, 5/15/2003                                                                                250,000  (c)             249,895

1.12%, 5/29/2003                                                                              3,500,000  (c)           3,497,025

                                                                                                                       3,746,920

TOTAL SHORT-TERM INVESTMENTS
   (cost $38,972,824)                                                                                                 38,972,920

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.0%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $24,090,795)                                                                        24,090,795               24,090,795

TOTAL INVESTMENTS (cost $1,325,889,886)                                                          102.3%            1,234,904,755

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (2.3%)             (27,528,194)

NET ASSETS                                                                                       100.0%            1,207,376,561

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $23,007,296 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $24,090,795.

(B)  NON-INCOME PRODUCING.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)



                                                                         Market Value                                   Unrealized
                                                                          Covered by                                  Appreciation
                                                Contracts                 Contracts ($)      Expiration            at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                  163                37,331,075          June 2003               1,768,175



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at
   $23,007,296)--Note 1(b,c)                        1,325,889,886  1,234,904,755

Cash                                                                    387,289

Dividends and interest receivable                                     1,244,175

Receivable for shares of Capital Stock subscribed                       235,514

                                                                  1,236,771,733

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   193,251

Liability for securities loaned--Note 1(b)                           24,090,795

Payable for shares of Capital Stock redeemed                          5,105,501

Payable for futures variation margin--Note 1(d)                           5,625

                                                                     29,395,172

NET ASSETS ($)                                                    1,207,376,561

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,430,049,477

Accumulated undistributed investment income--net                      5,354,306

Accumulated net realized gain (loss) on investments                (138,810,266)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $1,768,175
  net unrealized appreciation on financial futures)                 (89,216,956)

NET ASSETS ($)                                                    1,207,376,561

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     62,984,062

NET ASSET VALUE, offering and redemption price per share ($)              19.17

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                      10,015,524

Interest                                                               296,651

Income on securities lending                                            25,026

TOTAL INCOME                                                        10,337,201

EXPENSES:

Management fee--Note 2                                               1,134,152

Loan commitment fees--Note 4                                            10,368

TOTAL EXPENSES                                                       1,144,520

INVESTMENT INCOME--NET                                               9,192,681

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (6,458,908)

Net realized gain (loss) on financial futures                       (3,231,312)

NET REALIZED GAIN (LOSS)                                            (9,690,220)

Net unrealized appreciation (depreciation) on investments
  (including $1,289,400 net unrealized appreciation on financial futures)
                                                                    51,085,694

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              41,395,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                50,588,155

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,192,681           17,229,021

Net realized gain (loss) on investments        (9,690,220)         (61,836,327)

Net unrealized appreciation
   (depreciation) on investments               51,085,694         (157,076,945)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   50,588,155         (201,684,251)

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,880,575)         (17,491,794)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 195,777,597         346,088,069

Dividends reinvested                            8,069,144          16,087,575

Cost of shares redeemed                     (152,317,858)        (321,651,631)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            51,528,883           40,524,013

TOTAL INCREASE (DECREASE) IN NET ASSETS       93,236,463         (178,652,032)

NET ASSETS ($):

Beginning of Period                         1,114,140,098        1,292,792,130

END OF PERIOD                               1,207,376,561        1,114,140,098

Undistributed investment income--net            5,354,306            5,042,200

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    10,645,380           15,918,809

Shares issued for dividends reinvested            430,272              743,201

Shares redeemed                                (8,276,545)         (14,823,816)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,799,107            1,838,194

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                              Six Months  Ended                                         Year Ended October 31,
                                 April 30, 2003              -----------------------------------------------------------------------
                                    (Unaudited)              2002           2001             2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     18.51            22.16          29.94           28.76            23.34           19.73

Investment Operations:

Investment income--net                       .15(a)           .29(a)         .28(a)          .31(a)           .34(a)          .31

Net realized and unrealized
   gain (loss) on investments                .66            (3.64)         (7.72)           1.38             5.52            3.89

Total from
   Investment Operations                     .81            (3.35)         (7.44)           1.69             5.86            4.20

Distributions:

Dividends from investment
   income--net                              (.15)            (.30)          (.30)           (.28)            (.35)           (.31)

Dividends from net realized
   gain on investments                        --               --           (.04)           (.23)            (.09)           (.28)

Total Distributions                         (.15)            (.30)          (.34)           (.51)            (.44)           (.59)

Net asset value,
   end of period                           19.17            18.51          22.16           29.94            28.76           23.34

TOTAL RETURN (%)                            4.38(b)        (15.32)        (25.08)           5.92            25.34           21.68

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        .10(b)           .20            .20            .20              .20             .20

Ratio of net investment
   income to average
   net assets                                .80(b)          1.35           1.10           1.04             1.23            1.45

Portfolio Turnover Rate                      .91(b)          4.72           6.34           4.16            16.58           16.76

Net Assets, end of period
   ($ x 1,000)                         1,207,377         1,114,140      1,292,792      1,989,765        1,747,282       1,133,147

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to match the total return of the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock Market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The accumulated capital loss carryover of $106,815,048 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $44,810,490 of the carryover expires in fiscal 2009 and $62,004,558 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2002 was as follows: ordinary income $17,491,794. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2003, amounted to $54,099,991 and $9,983,278, respectively.

At April 30, 2003, accumulated net unrealized depreciation on investments was $90,985,131, consisting of $189,283,765 gross unrealized appreciation and $280,268,896 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus BASIC
                        S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  713SA0403


      Dreyfus
      Institutional Prime
      Money Market Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                      The Fund

                                                          Dreyfus Institutional
                                                        Prime Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional Prime Money Market Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the six-month period ended April 30, 2003, Dreyfus Institutional Prime Money Market Fund produced an annualized 1.10% yield and, after taking into account the effects of compounding, an annualized effective yield of 1.11%.(1)

We attribute the fund' s performance to declining interest rates during the reporting period, which resulted in lower yields for money market securities. Yields remained low through the balance of the reporting period, primarily because of a persistently weak economy.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with the stability of principal. As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high-quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities such as those issued by the United States government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. The fund also is required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The fund was influenced by a generally weak economy, lower short-term interest rates and rising demand for money market securities among risk-averse investors during the reporting period.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the economy continued to struggle, despite the Federal Reserve Board's (the "Fed") aggressive interest-rate reduction campaign in 2001. Citing the effects of war fears and corporate scandals, the Fed reduced short-term interest rates by another 50 basis points in early November 2002, driving the federal funds rate to 1.25%, a 42-year low. As short-term interest rates fell, so did yields of money market instruments.

After the November 2002 rate cut, most analysts believed that it would be the Fed' s last reduction for the current cycle, and future moves were likely to be toward higher short-term rates as the economy gained momentum. However, the economy remained weak, and short-term interest rates remained unchanged through the balance of the reporting period.

As investors grew increasingly concerned about the volatile stock market and the impending war with Iraq, they shifted more of their assets to relatively safe havens, such as money market funds. Greater demand for money market instruments put additional downward pressure on yields. We responded by modestly extending the fund' s weighted average maturity in an effort to lock in higher prevailing yields for as long as we deemed practical while interest rates fell.

Some of the fund's strongest returns during the reporting period stemmed from its commercial paper holdings. By early January, we believed that credit concerns within the corporate sector had diminished, primarily because corporations were strengthening their balance sheets, paying down debt and cutting costs. Consequently, we increased the fund's exposure to commercial paper, bringing it from approximately 43% of the fund's assets at the beginning of the reporting period to about 48% by the reporting period' s end.

At the same time, we reduced the fund's exposure to repurchase agreements, which are overnight securities backed by U.S. government securities, taking them from approximately 27% of the fund's assets at the beginning of the reporting period to about 16% by the reporting period's end. Instead, we attempted to lock in yields by purchasing securities with longer maturities. Finally, U.S. government agency securities and U.S. Treasury securities produced relatively low yields, primarily because these securities had previously benefited from a "flight to quality" among investors.

What is the fund's current strategy?

As of April 30, 2003, we have allocated the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes and time deposits. We also have modestly lengthened the fund's weighted average maturity to 39 days, which is slightly longer than its 30-day stance when the reporting period began. This posture represents a slightly longer weighted average maturity than our peer group.

While there is no way to predict the future, we continue to believe that the Fed may have completed or be near the end of its easing cycle. Therefore, we expect interest rates to remain unchanged over the near term. We believe the fund is well-positioned for the current environment, and we are prepared to move quickly if economic or market conditions change.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund
STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--8.2%                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Credit Agricole Indosuez
   1.33%, 7/24/2003                                                                          10,000,000  (a)          10,002,419

Fairway Finance Corp.

   1.27%, 5/20/2003                                                                          10,000,000  (a,b)        10,000,000

Marshall & Ilsley Corp.

   1.24%, 5/5/2003                                                                           10,000,000               10,000,000

Wilmington Trust Co.

   1.21%, 6/11/2003                                                                          15,000,000               15,000,000

TOTAL NEGOTIABLE BANK CERTIFICATE OF DEPOSIT
   (cost $45,002,419)                                                                                                 45,002,419

COMMERCIAL PAPER--47.2%
------------------------------------------------------------------------------------------------------------------------------------

AEGON Funding Corp.

   1.27%, 7/2/2003                                                                            5,000,000  (b)           4,989,150

Amstel Funding Corp.

   1.22%, 5/27/2003                                                                           5,000,000  (b)           4,995,594

Archer Daniels Midland Co.

   1.20%--1.24%, 6/17/2003--6/24/2003                                                        15,000,000  (b)          14,974,811

AWB Finance Ltd.

   1.25%, 7/3/2003                                                                           10,000,000  (b)           9,978,125

Bayer Corp.

   1.18%, 6/4/2003                                                                            5,000,000  (b)           4,994,428

Becton Dickinson & Co.

   1.29%, 10/20/2003                                                                          5,000,000                4,969,422

Coca-Cola Enterprises Inc.

   1.24%, 5/5/2003                                                                           10,000,000  (b)           9,998,622

Credit Suisse First Boston Inc.

   1.24%, 6/9/2003                                                                           10,000,000                9,986,567

DePfa Bank Europe PLC

   1.23%, 6/12/2003--7/7/2003                                                                17,500,000  (b)          17,466,346

Edison Asset Securitization LLC

   1.26%, 5/8/2003                                                                           10,000,000  (b)           9,997,550

Erasmus Capital Corp.

   1.25%, 10/2/2003                                                                          16,431,000  (b)          16,343,843

Eurohypo AG

   1.27%--1.33%, 6/9/2003--7/11/2003                                                         15,000,000  (b)          14,973,221

Fairway Finance Corp.

   1.35%, 5/7/2003                                                                           10,056,000  (b)          10,053,754


                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

International Lease Finance Corp.

   1.24%, 8/1/2003                                                                           10,000,000                9,968,567

Kraft Foods Inc.

   1.19%, 6/2/2003                                                                           10,000,000                9,989,422

Mane Funding Corp.

   1.24%, 6/10/2003                                                                           6,755,000  (b)           6,745,693

Moat Funding LLC

   1.28%, 5/8/2003                                                                            4,650,000  (b)           4,648,843

NBNZ International Ltd.

   1.19%, 7/10/2003                                                                          10,000,000  (b)           9,976,861

Pennine Funding LLC

   1.28%, 6/6/2003                                                                           14,500,000  (b)          14,481,585

Quebec (Province of)

   1.28%, 6/10/2003                                                                          10,000,000                9,985,889

Sanpaolo IMI U.S. Financial Co.

   1.32%, 6/30/2003                                                                          10,000,000                9,978,167

Scripps (E.W.) Co.

   1.29%, 5/7/2003                                                                           10,000,000  (b)           9,997,867

Shell Finance (U.K.) PLC

   1.27%, 9/18/2003                                                                          10,000,000  (b)           9,951,000

Transamerica Finance Corp.

   1.18%, 5/15/2003                                                                           5,000,000                4,997,705

Volkswagen of America Inc.

   1.23%, 10/3/2003                                                                          15,000,000  (b)          14,921,208

WestLB AG

   1.33%, 5/12/2003                                                                          10,000,000                9,995,967

TOTAL COMMERCIAL PAPER
   (cost $259,360,207)                                                                                               259,360,207

CORPORATE NOTES--19.8%
------------------------------------------------------------------------------------------------------------------------------------

American Express Credit Corp.

   1.29%, 5/7/2003                                                                           10,000,000  (a)          10,000,000

American General Finance Corp.

   1.25%, 1/9/2004                                                                           10,000,000  (a)          10,018,071

Cargill Inc.

   1.29%, 1/14/2004                                                                          10,000,000  (a)          10,000,000

FleetBoston Financial Corp.

   1.31%, 7/14/2003                                                                          10,000,000  (a)          10,002,444

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
CORPORATE NOTES (CONTINUED)                                                                Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

   1.29%, 9/16/2003                                                                          15,000,000  (a,b)        15,000,000

Montauk Funding Corp.

   1.28%, 8/15/2003                                                                          10,000,000  (a,b)        10,000,000

Morgan Stanley Dean Witter & Co.

   1.29%, 5/5/2003                                                                           14,000,000  (a)          14,000,392

Northern Rock PLC

   1.30%, 1/16/2004                                                                          10,000,000  (a)          10,000,000

Salomon Smith Barney Holdings Inc.

   1.30%, 5/16/2003                                                                          10,000,000  (a)          10,000,000

SunTrust Banks Inc.

   1.33%, 2/4/2004                                                                           10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES
   (cost $109,020,907)                                                                                               109,020,907

SHORT-TERM BANK NOTES--3.6%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank
   1.27%, 7/2/2003                                                                           10,000,000  (a)          10,001,366

Wells Fargo & Co.
   1.24%, 2/6/2004                                                                           10,000,000  (a)          10,000,000

TOTAL SHORT-TERM BANK NOTES
   (cost $20,001,366)                                                                                                 20,001,366

TIME DEPOSITS--5.5%
-----------------------------------------------------------------------------------------------------------------------------------

SouthTrust Bank (Grand Cayman)
   1.28%, 5/1/2003                                                                           15,500,000               15,500,000

SunTrust Banks Inc. (Grand Cayman)
   1.26%, 5/1/2003                                                                           15,000,000               15,000,000

TOTAL TIME DEPOSITS

   (cost $30,500,000)                                                                                                 30,500,000


                                                                                           Principal
REPURCHASE AGREEMENTS--15.7%                                                               Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

  1.24% dated 4/30/2003, due 5/1/2003 in the

  amount of $29,332,771 (fully collateralized

  by $19,407,000 U.S. Treasury Bonds 11.75%,

   due 11/15/2014, value $29,919,640)                                                        29,331,761               29,331,761

Salomon Smith Barney Inc.

  1.32% dated 4/30/2003, due 5/1/2003 in the

  amount of $56,872,969 (fully collateralized

  by $231,990,000 Federal Home Loan Bank

  Discount Notes 0%, due 1/23/2023,

   value $58,009,100)                                                                        56,870,884               56,870,884

TOTAL REPURCHASE AGREEMENTS
   (cost $86,202,645)                                                                                                 86,202,645

TOTAL INVESTMENTS

   (cost $550,087,544)                                                                           100.0%              550,087,544

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.0%)                (215,999)

NET ASSETS                                                                                       100.0%              549,871,545

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $224,488,501 OR 40.8% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including Repurchase
   Agreements of $86,202,645)--Note 1(c)              550,087,544  550,087,544

Cash                                                                   189,147

Interest receivable                                                    220,667

                                                                   550,497,358

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   148,785

Dividend payable                                                        477,028

                                                                        625,813

NET ASSETS ($)                                                      549,871,545

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     549,869,170

Accumulated net realized gain (loss) on investments                       2,375

NET ASSETS ($)                                                      549,871,545

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      549,869,170

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,565,977

EXPENSES:

Management fee--Note 2(a)                                              485,572

Shareholder servicing costs--Note 2(b)                                 485,572

TOTAL EXPENSES                                                         971,144

INVESTMENT INCOME--NET                                               3,594,833

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   2,375

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,597,208

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,594,833           11,973,738

Net realized gain (loss) from investments           2,375                  659

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,597,208            11,974,397

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,594,833)         (11,973,738)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,004,993,739        4,607,611,479

Dividends reinvested                              225,934              792,800

Cost of shares redeemed                    (2,176,302,503)      (4,558,367,806)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (171,082,830)          50,036,473

TOTAL INCREASE (DECREASE) IN NET ASSETS      (171,080,455)          50,037,132

NET ASSETS ($):

Beginning of Period                           720,952,000          670,914,868

END OF PERIOD                                 549,871,545          720,952,000

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                          Six Months Ended                                 Year Ended October 31,
                                            April 30, 2003          ----------------------------------------------------------------
                                               (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .005          .017          .047          .060           .048          .053

Distributions:

Dividends from investment
   income--net                                        (.005)        (.017)        (.047)        (.060)         (.048)        (.053)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                      1.11(a)       1.68          4.76          6.13           4.91          5.47

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)        .30           .30           .30            .30           .30

Ratio of net investment income

   to average net assets                              1.11(a)       1.66          4.69          5.98           4.81          5.34

Net Assets, end of period
   ($ x 1,000)                                     549,872       720,952       670,915       677,756        584,471       479,866

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.


(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is
reimbursed   for   travel   and   out-of-pocket   expenses.  The   Chairman  of

the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2003, the fund was charged $485,572 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

                      For More Information

                        Dreyfus Institutional
                        Prime Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  922SA0403


      Dreyfus Premier
      Small Cap
      Value Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           Small Cap Value Fund
LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Small Cap Value Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Mark W. Sikorski.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Mark W. Sikorski, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A, B, C, R and T shares produced total returns of 6.90% , 6.48% , 6.55% , 7.12% and 6.86%, respectively.(1) In contrast, the fund's benchmark, the Russell 2000 Value Index ("the Index"), produced a total return of 7.44% for the same period.(2)

While small-cap stocks languished during much of the reporting period, the conclusion of the war in Iraq sparked a rally across most industry groups. The fund benefited from the success of its stock selection strategy in the financial services, health care and technology industry sectors, but its performance trailed that of its benchmark due to the fund's investments in various retailers.

What is the fund's investment approach?

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Index. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies. We use a disciplined process that combines computer modeling techniques, fundamental analysis and risk management to select undervalued stocks for the fund.

In selecting securities, we use a computer model to identify and rank undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios. The model analyzes how a stock is priced relative to its perceived intrinsic value.

Next, based on fundamental analysis, we generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

Then the portfolio is constructed so that its sector weightings and risk characteristics are similar to those of the Index.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The stock market presented both challenges and opportunities as stock prices in several industries became more attractive. Among the challenges, the weak economy, the impending war in Iraq and the three-year bear market in technology stocks weighed heavily on stock prices until late in the reporting period.

Despite these negative influences, the fund generally benefited from its security selection strategy. In the financial services area, low interest rates and a surge in mortgage origination and refinancing proved beneficial for a number of lenders and mortgage companies. For example, Doral Financial Corp., a mortgage banker, focused on New York City and Puerto Rico, saw its shares rise approximately 50% as mortgage refinancing activity reached record levels. The weak economy also caused investors to seek out industry sectors, such as pharmaceutical companies, that have historically tended to be profitable even in lean times. Shares of Alpharma nearly doubled in price during the reporting period as the company posted strong profits and benefited from the industry's pricing power. In the technology sector, investors apparently have begun to warm to the idea that the drought in corporate capital spending may be coming to an end. This shift in sentiment benefited fund holdings such as Cree, which manufactures semiconductor materials, and Arris Group, which produces equipment and technology for cable television system operators.

On the other hand, the fund's investments in various retailers fared relative poorly, primarily because the holiday selling season during the reporting period was one of the worst in years. During the upsurge and prosecution of the war in Iraq during the first quarter of 2003, consumer spending remained weak as shoppers stayed home to watch the news.

Overall, small-capitalization stocks continued to post higher returns than large-cap companies during the reporting period. International economies have been sluggish, and small companies are typically less dependent on these markets than large companies. In addition, small-

cap stocks generally have sold at lower prices relative to earnings than large-cap stocks in recent years. Investors have taken note of this valuation disparity, and the gap has started to close, producing relatively strong gains for small-cap stocks.

What is the fund's current strategy?

Maintaining a well-diversified portfolio has been particularly important during the first four months of 2003, as investor psychology swung from negative to positive in a relatively short period of time. In our opinion, without broad diversification, investors might have missed opportunities in attractively valued industry sectors that were temporarily out of favor.

Accordingly, we continue to take a broadly diversified approach to capturing opportunities for growth in currently out-of-favor areas, such as manufacturing, where earnings recently have been buoyed by cost cutting and rising customer demand. In addition, we believe the health care industry sector should continue to prosper as rising medical costs stand in stark contrast to the weak pricing power in other industry sectors. Of course, we are prepared to change the fund's composition as market conditions evolve.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




COMMON STOCKS--98.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--9.5%

Allegiant Bancorp                                                                                 7,000                  120,470

BankAtlantic Bancorp, Cl. A                                                                       8,400                   96,768

BankUnited Financial, Cl. A                                                                       6,800  (a)             128,452

Chemical Financial                                                                                2,520                   74,214

Chittenden                                                                                        4,400                  119,020

Colonial BancGroup                                                                               11,200                  142,576

Columbia Banking System                                                                           4,900  (a)              75,558

Commercial Federal                                                                                6,200                  133,424

Community Bank System                                                                             4,700                  162,855

Community Trust Bancorp                                                                           2,200                   59,224

Corus Bankshares                                                                                  2,700                  116,397

First Charter                                                                                     4,100                   71,217

First Citizens BancShares, Cl. A                                                                  1,000                   97,260

First Essex Bancorp                                                                               3,600                  125,996

First Merchants                                                                                   4,924                  117,240

Gold Banc                                                                                        10,600                   93,280

Integra Bank                                                                                      5,800                   98,774

Irwin Financial                                                                                   9,100                  215,670

Lakeland Financial                                                                                4,100                  107,461

MB Financial                                                                                      2,300                   86,411

Mid-State Bancshares                                                                              3,300                   60,720

Sterling Bancorp NY                                                                               3,636                   99,336

Sterling Bancshares                                                                               7,500                   89,295

Susquehanna Bancshares                                                                            6,300                  143,325

Unizan Financial                                                                                  4,300                   74,906

                                                                                                                       2,709,849

CONSUMER CYCLICAL--9.4%

A.C. Moore Arts & Crafts                                                                          7,000  (a)             120,610

Angelica                                                                                          5,300                   88,987

AnnTaylor Stores                                                                                  3,500  (a)              82,810

Aztar                                                                                             9,900  (a)             140,976

BJ's Wholesale Club                                                                               4,800  (a)              67,776

Charming Shoppes                                                                                 22,500  (a)             105,750

Collins & Aikman                                                                                 20,000  (a)              83,400

Deb Shops                                                                                         3,400                   64,770

Dura Automotive Systems, Cl. A                                                                   18,500  (a)             148,906

Hollywood Entertainment                                                                           6,500  (a)             115,375


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Kellwood                                                                                          4,400                  130,328

Landry's Restaurants                                                                             11,000                  205,700

Men's Wearhouse                                                                                   9,100  (a)             151,515

Mesa Air Group                                                                                   12,500  (a)              67,250

Mothers Work                                                                                      3,700  (a)              92,833

Movado Group                                                                                      6,000                  123,000

Nautica Enterprises                                                                              10,500  (a)             119,490

Party City                                                                                       10,000  (a)              98,700

Polaris Industries                                                                                2,100                  111,027

Quiksilver                                                                                        3,600  (a)             117,360

Sonic Automotive                                                                                  7,400  (a)             127,650

Stanley Furniture                                                                                 4,400                  108,856

Tuesday Morning                                                                                   4,400  (a)             102,872

Wolverine World Wide                                                                              6,400                  118,016

                                                                                                                       2,693,957

CONSUMER STAPLES--1.5%

Playtex Products                                                                                 19,500  (a)             143,325

Sensient Technologies                                                                             7,800                  172,380

Tasty Baking                                                                                     13,300                  119,035

                                                                                                                         434,740

ENERGY--6.9%

AGL Resources                                                                                     9,300                  239,289

Berry Petroleum, Cl. A                                                                            4,500                   69,795

Black Hills                                                                                       3,200                   91,136

Comstock Resources                                                                                6,800  (a)              75,480

Global Industries                                                                                13,000  (a)              57,720

Gulf Island Fabrication                                                                           3,400  (a)              56,916

Horizon Offshore                                                                                 12,000  (a)              44,040

Houston Exploration                                                                               6,000  (a)             167,820

New Jersey Resources                                                                              5,700                  195,225

ONEOK                                                                                             9,500                  180,215

Peoples Energy                                                                                    4,600                  178,710

St. Mary Land & Exploration                                                                       3,600                   92,232

Tom Brown                                                                                         5,200  (a)             127,504

UGI                                                                                               3,150                   99,540

Vintage Petroleum                                                                                 8,000                   78,240

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

WGL Holdings                                                                                      4,000                  107,920

Western Gas Resources                                                                             2,500                   91,700

                                                                                                                       1,953,482

HEALTH CARE--6.5%

Abgenix                                                                                           7,400  (a)              70,300

Alpharma, Cl. A                                                                                   5,600                  104,440

American Pharmaceutical Partners                                                                  6,600  (a)             154,110

Apria Healthcare Group                                                                            4,800  (a)             112,560

Bio-Rad Laboratories, Cl. A                                                                       4,100  (a)             191,675

Bio-Technology General                                                                           25,000  (a)              86,500

CONMED                                                                                            6,400  (a)             111,488

Gen-Probe                                                                                         3,300  (a)             102,465

ICU MedicaI                                                                                       5,000  (a)             158,900

ImClone Systems                                                                                   3,000  (a)              54,720

Lexicon Genetics                                                                                 11,000  (a)              55,000

MedCath                                                                                          10,000  (a)              44,900

OSI Pharmaceuticals                                                                               6,000  (a)             126,000

Protein Design Labs                                                                              12,900  (a)             128,097

Serologicals                                                                                     15,000  (a)             138,450

Service Corporation International                                                                30,300  (a)             102,414

Sierra Health Services                                                                            7,500  (a)             124,500

                                                                                                                       1,866,519

INTEREST SENSITIVE--18.3%

Alfa                                                                                             10,500                  135,555

Allmerica Financial                                                                               8,800  (a)             134,640

American Capital Strategies                                                                       3,700                   89,762

AmerUs Group                                                                                      6,600                  172,854

Amli Residential Properties Trust                                                                 8,300                  187,912

CNA Surety                                                                                       14,600                  134,028

Crown American Realty Trust                                                                      12,500                  127,750

Doral Financial                                                                                   3,600                  144,036

Everest Re Group                                                                                  2,200                  153,230

FelCor Lodging Trust                                                                             10,600                   75,154

First Financial Bancorp                                                                           3,300                   51,744

First Industrial Realty Trust                                                                     5,300                  148,188

Glenborough Realty Trust                                                                         10,500                  174,090

HRPT Properties Trust                                                                            18,800                  169,764


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Health Care REIT                                                                                  4,500                  128,115

Healthcare Realty Trust                                                                           6,100                  167,933

Heritage Property Investment Trust                                                                6,700                  170,180

Hilb, Rogal and Hamilton                                                                          3,300                  117,315

Home Properties of New York                                                                       2,400                   83,352

Impac Mortgage Holdings                                                                          13,000                  173,160

Innkeepers USA Trust                                                                             15,000                  113,100

Kilroy Realty                                                                                     2,800                   69,496

Koger Equity                                                                                      7,500                  120,000

LendingTree                                                                                      10,000  (a)             141,700

MAF Bancorp                                                                                       4,500                  151,920

MeriStar Hospitality                                                                             18,900                   78,624

Midland                                                                                           5,700                  116,223

Mission West Properties                                                                           8,400                   82,824

New Century Financial                                                                             2,800                  103,124

Ohio Casualty                                                                                     8,500  (a)             106,463

Oriental Financial Group                                                                          4,300                  105,780

PMA Capital, Cl. A                                                                               13,000                  111,020

PMI Group                                                                                         4,500                  138,690

Presidential Life                                                                                13,000                  105,040

Realty Income                                                                                     3,800                  142,880

Reckson Associates Realty                                                                         6,800                  128,180

Scottish Annuity & Life Holdings                                                                  4,600                   81,420

Seacoast Financial Services                                                                       5,800                  109,446

Shurgard Storage Centers                                                                          2,100                   68,607

Staten Island Bancorp                                                                             6,800                  116,688

Thornburg Mortgage                                                                                6,700                  150,080

Universal American Financial                                                                     12,500  (a)              72,875

Zenith National Insurance                                                                         3,000                   77,250

                                                                                                                       5,230,192

INTERNET--2.1%

EarthLink                                                                                        20,000  (a)             137,800

HealthExtras                                                                                     14,300  (a)              63,635

Packeteer                                                                                         6,500  (a)              85,020

Raindance Communications                                                                         54,000  (a)             163,080

United Online                                                                                     6,600  (a)             147,576

                                                                                                                         597,111

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES--23.8%

AGCO                                                                                              6,700  (a)             122,007

Alliant Techsystems                                                                               2,000  (a)             107,440

Beazer Homes USA                                                                                  2,200  (a)             154,550

Carlisle Cos.                                                                                     1,900                   86,184

Century Aluminum                                                                                 11,500                   76,475

Corrections Corporation of America                                                                7,300  (a)             155,125

Covenant Transport, Cl. A                                                                         8,000  (a)             146,072

Crompton                                                                                         21,100                  135,462

Curtiss-Wright                                                                                    2,100                  126,525

Dominion Homes                                                                                    7,800  (a)             134,160

ESCO Technologies                                                                                 5,000  (a)             196,050

Ferro                                                                                             6,100                  144,204

Gibraltar Steel                                                                                   5,800                  100,340

Griffon                                                                                          10,000  (a)             136,200

H.B. Fuller                                                                                       4,100                  100,573

Harsco                                                                                            4,500                  155,115

Heartland Express                                                                                 3,900  (a)              89,700

Hovnanian Enterprises, Cl. A                                                                      3,100  (a)             123,380

Hughes Supply                                                                                     4,000                  112,280

IDEX                                                                                              4,600                  146,510

JLG Industries                                                                                   15,000                   81,600

Kaydon                                                                                            6,100                  136,030

Longview Fibre                                                                                   24,000                  183,120

Louisiana-Pacific                                                                                18,000  (a)             145,440

M.D.C. Holdings                                                                                   2,450                  112,945

Manitowoc                                                                                         5,200                   96,720

Massey Energy                                                                                     9,000                   93,870

Meritage                                                                                          3,200  (a)             122,080

Moog, Cl. A                                                                                       2,500  (a)              79,500

OMI                                                                                              34,000  (a)             164,900

Owens-Illinois                                                                                   11,200  (a)              99,568

Quixote                                                                                           6,000                  109,440

RPM International                                                                                 8,400                  103,824

Rock-Tenn, Cl. A                                                                                  8,100                  108,540

Schulman (A.)                                                                                     9,000                  147,231

Silgan Holdings                                                                                   3,100  (a)              82,522

Spartech                                                                                          7,400                  160,210


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Standard Pacific                                                                                  6,000                  181,500

SurModics                                                                                         2,600  (a)              94,484

Terex                                                                                            17,000  (a)             281,350

Thomas Industries                                                                                 5,400                  145,260

Timken                                                                                            7,400                  130,980

Tredegar                                                                                         10,000                  128,600

URS                                                                                              10,100  (a)             143,420

U.S. Xpress Enterprises, Cl. A                                                                    5,200  (a)              48,100

Universal Forest Products                                                                         9,100                  160,160

WESCO International                                                                              20,000  (a)              86,800

Watts Industries, Cl. A                                                                           6,300                  103,005

Wellman                                                                                          11,700                  133,848

Werner Enterprises                                                                                7,000                  158,130

Woodward Governor                                                                                 3,600                  133,272

Worthington Industries                                                                           11,400                  153,102

York International                                                                                5,000                  119,500

                                                                                                                       6,777,403

SERVICES--6.4%

Arbitron                                                                                          5,000  (a)             170,300

Banta                                                                                             4,100                  127,305

BearingPoint                                                                                     17,400  (a)             142,158

CIBER                                                                                            11,000  (a)              59,730

Charles River Associates                                                                          5,300  (a)             114,692

Entercom Communications                                                                           2,300  (a)             111,757

Gartner, Cl. A                                                                                   20,000  (a)             158,800

Gentiva Health Services                                                                          10,500                   95,970

Labor Ready                                                                                      12,000  (a)              77,400

Lee Enterprises                                                                                   3,000                  107,610

Medical Staffing Network Holdings                                                                 8,700                   65,163

PEC Solutions                                                                                     6,600  (a)              97,482

Paxar                                                                                             8,400  (a)              86,772

Right Management Consultants                                                                      8,500  (a)             106,250

Standard Register                                                                                 5,000                   86,400

Stericycle                                                                                        1,900  (a)              74,651

Stewart Enterprises, Cl. A                                                                       24,300  (a)              71,199

XM Satellite Radio Holdings, Cl. A                                                                6,900  (a)              66,723

                                                                                                                       1,820,362

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--10.8%

Actuate                                                                                          46,000  (a)              83,720

Anaren                                                                                            9,100  (a)              68,250

Arris Group                                                                                      35,000  (a)             136,535

Bell Microproducts                                                                               13,000  (a)              59,540

Cray                                                                                             12,800  (a)              96,640

Cree                                                                                              6,300  (a)             125,685

EMS Technologies                                                                                  6,000  (a)              72,900

Entegris                                                                                          7,900  (a)              90,613

FEI                                                                                               6,500  (a)             118,885

Fisher Scientific International                                                                   3,500  (a)             100,835

Foundry Networks                                                                                 10,000  (a)             108,800

Hutchinson Technology                                                                             5,200  (a)             122,928

IKON Office Solutions                                                                            23,800                  184,688

Manufacturers' Services                                                                          18,500  (a)              71,225

Maxtor                                                                                           27,800  (a)             152,900

Methode Electronics, Cl. A                                                                       12,500                  131,250

NetIQ                                                                                             5,200  (a)              71,656

Novell                                                                                           42,000  (a)             115,500

PTEK Holdings                                                                                    25,000  (a)             111,500

Power-One                                                                                        22,000  (a)             128,700

RadiSys                                                                                          16,200  (a)             137,052

SBS Technologies                                                                                 16,000  (a)             131,040

SRA International, Cl. A                                                                          3,600                   85,140

SanDisk                                                                                           6,700  (a)             162,140

Sapient                                                                                          25,000  (a)              47,500

Skyworks Solutions                                                                               16,500  (a)              88,275

Synaptics                                                                                         9,500  (a)              72,770

Systems & Computer Technology                                                                    10,000  (a)              71,700

Take-Two Interactive Software                                                                     3,600  (a)              81,000

VitalWorks                                                                                       10,100  (a)              35,350

                                                                                                                       3,064,717

UTILITIES--3.1%

Calpine                                                                                          25,000  (a)             134,250

Cleco                                                                                            10,300                  154,500

General Communication, Cl. A                                                                     11,000  (a)              68,101

PNM Resources                                                                                     7,600                  168,644


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

WPS Resources                                                                                     4,000                  161,200

Westar Energy                                                                                    14,800                  208,088

                                                                                                                         894,783

TOTAL COMMON STOCKS
   (cost $27,468,026)                                                                                                 28,043,115

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,

  Tri-Party Repurchase Agreement, 1.28%

  dated 4/30/2003 to be repurchased at

  $588,021 on 5/1/2003, collateralized by

  $585,000 Federal Home Loan Mortgage Corp. Notes,

  5.125% due 8/20/2012, value $604,542
   (cost $588,000)                                                                              588,000                  588,000

TOTAL INVESTMENTS (cost $28,056,026)                                                              100.4%              28,631,115

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (112,204)

NET ASSETS                                                                                        100.0%              28,518,911



(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)               28,056,026  28,631,115

Cash                                                                    107,043

Receivable for shares of Capital Stock subscribed                        32,155

Dividends and interest receivable                                        29,269

                                                                     28,799,582

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    44,028

Payable for investment securities purchased                             166,775

Payable for shares of Capital Stock redeemed                             69,868

                                                                        280,671

NET ASSETS ($)                                                       28,518,911

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,636,734

Accumulated undistributed investment income--net                         14,723

Accumulated net realized gain (loss) on investments                  (1,707,635)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         575,089

NET ASSETS ($)                                                       28,518,911



NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        8,962,828           13,419,750            4,738,424            1,061,644              336,265

Shares Outstanding                      680,570            1,046,487              368,846               80,204               25,697

NET ASSET VALUE
   PER SHARE ($)                          13.17                12.82                12.85                13.24                13.09



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         281,687

Interest                                                                 2,696

TOTAL INCOME                                                           284,383

EXPENSES:

Management fee--Note 2(a)                                              170,632

Distribution and service plan fees--Note 2(b)                           98,764

Loan commitment fees--Note 4                                               264

TOTAL EXPENSES                                                         269,660

INVESTMENT INCOME--NET                                                  14,723

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (1,527,080)

Net unrealized appreciation (depreciation) on investments            3,265,061

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,737,981

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,752,704

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      14,723               (43,724)

Net realized gain (loss) on investments        (1,527,080)             (189,952)

Net unrealized appreciation (depreciation)
   on investments                               3,265,061            (2,773,244)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,752,704            (3,006,920)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --               (22,749)

Class B shares                                         --               (12,679)

Class R shares                                         --                (4,630)

Class T shares                                         --                  (304)

Net realized gain on investments:

Class A shares                                         --               (12,680)

Class B shares                                         --               (20,528)

Class C shares                                         --                (5,629)

Class R shares                                         --                (1,499)

Class T shares                                         --                  (136)

TOTAL DIVIDENDS                                        --               (80,834)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,826,135            11,106,299

Class B shares                                  1,837,613            14,595,090

Class C shares                                    522,847             5,005,863

Class R shares                                     65,781             1,067,372

Class T shares                                    124,231               285,183


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         --                27,271

Class B shares                                         --                21,953

Class C shares                                         --                 3,149

Class R shares                                         --                 5,717

Class T shares                                         --                   353

Cost of shares redeemed:

Class A shares                                 (1,692,001)           (6,596,935)

Class B shares                                 (2,037,048)           (7,012,020)

Class C shares                                 (1,064,214)           (1,355,883)

Class R shares                                   (223,271)             (367,217)

Class T shares                                    (32,533)              (72,491)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               (672,460)           16,713,704

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,080,244            13,625,950

NET ASSETS ($):

Beginning of Period                            27,438,667            13,812,717

END OF PERIOD                                  28,518,911            27,438,667

Undistributed investment income--net               14,723                    --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       145,460               768,300

Shares issued for dividends reinvested                 --                 2,083

Shares redeemed                                  (135,578)             (477,251)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,882               293,132

CLASS B(A)

Shares sold                                       151,322             1,036,158

Shares issued for dividends reinvested                 --                 1,704

Shares redeemed                                  (168,661)             (528,228)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (17,339)              509,634

CLASS C

Shares sold                                        42,595               351,353

Shares issued for dividends reinvested                 --                   244

Shares redeemed                                   (88,071)             (106,401)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (45,476)              245,196

CLASS R

Shares sold                                         5,302                72,622

Shares issued for dividends reinvested                 --                   436

Shares redeemed                                   (18,428)              (28,121)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (13,126)               44,937

CLASS T

Shares sold                                         9,979                19,560

Shares issued for dividends reinvested                 --                    27

Shares redeemed                                    (2,649)               (5,148)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,330                14,439

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 11,281 CLASS B SHARES REPRESENTING $136,665 WERE AUTOMATICALLY CONVERTED TO 11,004 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 12,986 CLASS B SHARES REPRESENTING $169,472 WERE AUTOMATICALLY CONVERTED TO 12,718 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                        Six Months Ended                           Year Ended October 31,
                                          April 30, 2003      ----------------------------------------------------------------------
CLASS A SHARES                               (Unaudited)         2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            12.32         12.11         11.75         10.63          10.45         12.50

Investment Operations:

Investment income--net                              .04(b)        .05(b)        .10(b)        .06(b)         .01(b)        .03

Net realized and unrealized
   gain (loss) on investments                       .81           .25           .32          1.06            .20         (2.08)

Total from Investment Operations                    .85           .30           .42          1.12            .21         (2.05)

Distributions:

Dividends from
   investment income--net                            --          (.06)         (.06)           --           (.03)           --

Dividends from net realized
   gain on investments                               --          (.03)           --            --             --            --

Total Distributions                                  --          (.09)         (.06)           --           (.03)           --

Net asset value, end of period                    13.17         12.32         12.11         11.75          10.63         10.45

TOTAL RETURN (%)(C)                                6.90(d)       2.47          3.55         10.54           2.01        (16.40)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .74(d)       1.50          1.50          1.50           1.50           .88(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                            .00(d,e)      .00(e)        .01            --             --            --

Ratio of net investment income
   to average net assets                            .29(d)        .33           .82           .59            .12           .24(d)

Portfolio Turnover Rate                           61.34(d)      95.03        112.09        101.02          53.87         19.72(d)

Net Assets, end of period
   ($ x 1,000)                                    8,963         8,260         4,574         4,392          4,432         3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)




                                        Six Months Ended                            Year Ended October 31,
                                          April 30, 2003       ---------------------------------------------------------------------
CLASS B SHARES                               (Unaudited)         2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        12.04         11.89         11.56         10.54          10.41         12.50

Investment Operations:

Investment income (loss)--net                  (.01)(b)      (.06)(b)       .00(b,c)     (.02)(b)       (.07)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                   .79           .26           .33          1.04            .20         (2.07)

Total from Investment Operations                .78           .20           .33          1.02            .13         (2.09)

Distributions:

Dividends from
   investment income--net                        --          (.02)           --            --             --            --

Dividends from net realized
   gain on investments                           --          (.03)           --            --             --            --

Total Distributions                              --          (.05)           --            --             --            --

Net asset value, end of period                12.82         12.04         11.89         11.56          10.54         10.41

TOTAL RETURN (%)(D)                            6.48(e)       1.69          2.85          9.68           1.25        (16.72)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.11(e)       2.25          2.25          2.25           2.25          1.32(e)

Ratio of interest expense and
   loan commitment fees
   to average net assets                        .00(e,f)      .00(f)        .02            --             --            --

Ratio of net investment income
   (loss) to average net assets                (.08)(e)      (.44)          .03          (.15)          (.63)         (.20)(e)

Portfolio Turnover Rate                       61.34(e)      95.03        112.09        101.02          53.87         19.72(e)

Net Assets, end of period
   ($ x 1,000)                               13,420        12,804         6,591         1,658            990           639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.





                                           Six Months Ended                              Year Ended October 31,
                                             April 30, 2003    --------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            12.06         11.90         11.57         10.55          10.41         12.50

Investment Operations:

Investment income (loss)--net                      (.01)(b)      (.06)(b)       .01(b)       (.02)(b)       (.07)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                       .80           .25           .32          1.04            .21         (2.07)

Total from Investment Operations                    .79           .19           .33          1.02            .14         (2.09)

Distributions:

Dividends from net realized
   gain on investments                               --          (.03)           --            --             --            --

Net asset value, end of period                    12.85         12.06         11.90         11.57          10.55         10.41

TOTAL RETURN (%)(C)                                6.55(d)       1.61          2.85          9.67           1.34        (16.72)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.11(d)       2.25          2.25          2.25           2.25          1.32(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                            .00(d,e)      .00(e)        .02            --             --            --

Ratio of net investment income
   (loss) to average net assets                    (.08)(d)      (.44)          .05          (.17)          (.63)         (.19)(d)

Portfolio Turnover Rate                           61.34(d)      95.03        112.09        101.02          53.87         19.72(d)

Net Assets, end of period
   ($ x 1,000)                                    4,738         4,996         2,012         1,014            660           621

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)





                                         Six Months Ended                           Year Ended October 31,
                                           April 30, 2003      ---------------------------------------------------------------------
CLASS R SHARES                                (Unaudited)      2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          12.36         12.17         11.80         10.65          10.47         12.50

Investment Operations:

Investment income--net                            .05(b)        .08(b)        .14(b)        .09(b)         .04(b)        .04

Net realized and unrealized
   gain (loss) on investments                     .83           .25           .32          1.06            .20         (2.07)

Total from Investment Operations                  .88           .33           .46          1.15            .24         (2.03)

Distributions:

Dividends from
   investment income--net                          --          (.11)         (.09)           --           (.06)           --

Dividends from net realized
   gain on investments                             --          (.03)           --            --             --            --

Total Distributions                                --          (.14)         (.09)           --           (.06)           --

Net asset value, end of period                  13.24         12.36         12.17         11.80          10.65         10.47

TOTAL RETURN (%)                                 7.12(c)       2.64          3.88         10.80           2.26        (16.24)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       .62(c)          1.25          1.25          1.25           1.25           .73(c)

Ratio of interest expense and
   loan commitment fees
   to average net assets                     .00(c,d)           .00(d)        .01            --             --            --

Ratio of net investment income
   to average net assets                       .41(c)           .58          1.07           .84            .36           .38(c)

Portfolio Turnover Rate                      61.34(c)         95.03        112.09        101.02          53.87         19.72(c)

Net Assets, end of period
   ($ x 1,000)                                  1,062         1,154           589           631            509           420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                             Six Months Ended                    Year Ended October 31,
                                                               April 30, 2003       ------------------------------------------------
CLASS T SHARES                                                    (Unaudited)           2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.25           12.10           11.72             10.34

Investment Operations:

Investment income--net                                                   .02(b)          .01(b)          .06(b)            .02(b)

Net realized and unrealized
   gain (loss) on investments                                            .82             .25             .35              1.36

Total from Investment Operations                                         .84             .26             .41              1.38

Distributions:

Dividends from investment income--net                                     --            (.08)           (.03)               --

Dividends from net realized
   gain on investments                                                    --            (.03)             --                --

Total Distributions                                                       --            (.11)           (.03)               --

Net asset value, end of period                                         13.09           12.25           12.10             11.72

TOTAL RETURN (%)(C)                                                     6.86(d)         2.09            3.46             13.35(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                 .87(d)         1.75            1.75              1.17(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                                 .00(d,e)        .00(e)          .02                --

Ratio of net investment income
   to average net assets                                                 .17(d)          .05             .52               .21(d)

Portfolio Turnover Rate                                                61.34(d)        95.03          112.09            101.02

Net Assets, end of period ($ x 1,000)                                    336             225              48                 1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is
delayed   or   prevented  from  exercising  its  rights  to  dispose

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $166,134 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002, was as follows: ordinary income $40,362 and long-term capital gains $40,472. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2003, the Distributor retained $5,344 and $82 from commissions earned on sales of fund's Class A and T shares, respectively, and $31,226 and $1,616 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $10,492, $48,196, $17,497 and $341, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $16,065, $5,832 and $341, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $16,670,639 and $17,425,547, respectively.


At April 30, 2003, accumulated net unrealized appreciation on investments was $575,089, consisting of $2,424,819 gross unrealized appreciation and $1,849,730 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

                     For More Information

                        Dreyfus Premier
                        Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  148SA0403


      Dreyfus
      Municipal Reserves

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             Municipal Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Municipal Reserves covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2003, the fund's Investor shares produced an annualized yield of 0.56% and, taking into account the effects of compounding, an annualized effective yield of 0.56%. The fund's Class R shares produced a 0.76% annualized yield and a 0.76% annualized effective yield for the same period.(1)

We attribute the fund's performance to continued weak economic growth and declining interest rates, which reduced the yields of tax-exempt money market securities during the reporting period.

What is the fund's investment approach?

The fund seeks income, consistent with stability of principal, that is exempt from federal income tax. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the fund's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a bottom-up approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

The management of the fund's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily, we may reduce the
fund's   average   maturity  to  make  cash  available  for  the  purchase  of higher-yielding securities. If we expect demand for short-term municipal securities to surge at a time when we anticipate

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance during the reporting period, including a slow economy, reduced tax revenues for many states and municipalities, changing supply-and-demand dynamics within the tax-exempt municipal marketplace and lower short-term interest rates.

When the reporting period began, many states and municipalities were grappling with budget deficits arising from tax revenue shortfalls in a faltering economy. While revenues failed to meet projections, municipalities still needed to supply a wide range of services to their communities. To bridge their budget gaps, municipalities borrowed to fund ongoing operations, which resulted in an increased supply of newly issued, short-term tax-exempt securities. While the supply of municipal money market securities grew, demand remained strong, primarily because investors preferred the relative stability of these instruments over the more volatile stock market. The result of these factors was modestly lower yields and a market in a fairly good state of supply-and-demand equilibrium.

Another factor influencing the fund's performance during the reporting period was the short-term interest-rate reduction initiated in November 2002 by the Federal Reserve Board (the "Fed"). In an attempt to stimulate renewed economic growth, the Fed reduced the benchmark federal funds rate to a 42-year low of 1.25% , a move that resulted in lower yields for tax-exempt money market instruments. Most analysts believed that the November rate cut would signal the end to the Fed's easing for the current cycle, and that it was possible that subsequent interest-rate moves would be upward. However, weak economic data continued through the first four months of 2003 and short-term interest rates remained unchanged.

Against this sluggish economic backdrop and amid rising fiscal pressures, our biggest challenge during the reporting period was to maintain a well-diversified portfolio of securities that meet our high credit-quality standards. Even with an increased supply of securities vying for investor attention, many securities did not have what we considered to be adequate financial backing by their issuers. Therefore, we concentrated on municipal issuers in Illinois, Texas and Colorado, where we believed government officials were doing a good job of controlling spending and managing their states' finances.

What is the fund's current strategy?

Barring any major unexpected economic or terrorism-related problems, we believe that we have seen the end for now of the Fed's interest-rate reductions. Accordingly, we have kept the fund's weighted average maturity in a range that is roughly in line with its peer group average, which we consider to be a neutral position. In addition, we continue to scrutinize each and every security in the fund in an attempt to preserve the fund's high overall credit quality and diversification characteristics.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--5.9%

Alabama Special Care Facilities Financing Authority

  Health Care Facilities Revenue

  VRDN (Montgomery Hospital)

   1.19% (Insured; FGIC and Liquidity Facility; FGIC)                                         4,900,000  (a)           4,900,000

Birmingham-Carraway Special Care Facilities

  Financing Authority, Health Care Facilities Revenue

  VRDN (Carraway Methodist Hospital)

   1.31% (LOC; AmSouth Bank)                                                                  9,900,000  (a)           9,900,000

Port City Medical Clinic Board

  Health Care Facilities Revenue

  VRDN (Infirmary Health Systems) 1.39%

   (Liquidity Facility: Bank of Nova Scotia and KBC Bank)                                     5,000,000  (a)           5,000,000

ALASKA--.8%

Alaska Industrial Development Authority

  Health Care Facilities Revenue

  VRDN (Providence Medical Office Building)

   1.05% (LOC; KBC Bank)                                                                      2,770,000  (a)           2,770,000

ARIZONA--1.2%

Maricopa County Industrial Development Authority, MFHR

  VRDN (Grand Victoria Housing LLC Project)

   1.35% (Liquidity Facility; FNMA)                                                           4,000,000  (a)           4,000,000

CALIFORNIA--.7%

State of California, RAN, VRDN 1.32%                                                          2,400,000  (a)           2,400,000

COLORADO--7.2%

Central Platte Valley Metropolitan District, GO Notes

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       3,000,000                3,000,000

Colorado Health Facilities Authority, Health Care

  Facilities, VRDN (North Colorado Medical Center)

  1.28% (Insured; MBIA and Liquidity Facility;

   Dexia Credit Locale)                                                                       5,905,000  (a)           5,905,000

Commerce City

  Northern Infrastructure General Improvement District

  GO Notes, Refunding

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       5,500,000                5,500,000

Dove Valley Metropolitan District

  Arapahoe County, GO Notes

   1.90%, 11/1/2003 (LOC; BNP Paribas)                                                        2,545,000                2,545,000

Interstate South Metropolitan District
   GO Notes, Refunding
   1.90%, 11/1/2003 (LOC; BNP Paribas)                                                          975,000                  975,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Lower Colorado River Authority, Revenue

  CP 1.10%, 8/7/2003

  (LOC: Westdeutsche Landesbank, JPMorgan Chase

   Bank and State Street Bank & Trust Company)                                                2,800,000                2,800,000

Superior Metropolitan District Number 3, GO Notes

  Refunding and Improvement

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       3,240,000                3,240,000

FLORIDA--4.7%

Broward County Housing Finance Authority, MFHR

  Refunding, VRDN (Waters Edge Project)

   1.35% (Insured; FNMA)                                                                      6,740,000  (a)           6,740,000

Dade County, Aviation Revenue, VRDN

   1.31% (LOC; JPMorgan Chase Bank)                                                           3,015,000  (a)           3,015,000

Florida Housing Finance Agency, MFMR, VRDN

  (Town Colony Associates)

   1.40% (LOC; Credit Suisse First Boston)                                                    4,800,000  (a)           4,800,000

Sunshine State Governmental Financing Commission

  Revenue, VRDN 1.34% (Insured; AMBAC and

   Liquidity Facility; Dexia Credit Locale)                                                   1,000,000  (a)           1,000,000

GEORGIA--1.1%

De Kalb County Development Authority, Private

  Schools Revenue, VRDN (Marist School Project)

   1.35% (LOC; SunTrust Bank)                                                                 3,500,000  (a)           3,500,000

IDAHO--3.6%

Idaho Health Facilities Authority, Health Care
   Facilities Revenue, VRDN, Aces-Pooled
   Financing Program 1.35% (Liquidity Facility;
   Bank of Idaho and LOC; Bank of Idaho)                                                     12,000,000  (a)          12,000,000

ILLINOIS--25.8%

City of Chicago, GO Notes

   1.10%, 2/5/2004 (LOC; Harris Trust & Savings Bank)                                         5,000,000                5,000,000

Chicago O' Hare International Airport

  Private Airport and Marina Revenue, VRDN

   (General Airport) 1.25% (LOC; Societe Generale)                                            7,300,000  (a)           7,300,000

State of Illinois, RAN 3%, 6/15/2003                                                          5,000,000                5,009,337

Illinois Development Finance Authority, VRDN:

  IDR

    (Heritage Tool and Manufacturing)

      1.50% (LOC; Bank of Montreal)                                                           4,285,000  (a)           4,285,000

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, VRDN (continued):

  MFHR, Refunding

      (Orleans-Illinois Project) 1.45% (Insured; FSA
      and Liquidity Facility; The Bank of New York)                                          12,000,000  (a)          12,000,000

Illinois Educational Facilities Authority:

  Recreational Revenue, VRDN

      (Shedd Aquarium Society) 1.40% (LOC; Bank One)                                          8,700,000  (a)           8,700,000

   Revenues, CP (University of Chicago)

      1.55%, 6/3/2003                                                                         3,500,000                3,500,000

Illinois Health Facilities Authority, Revenues, VRDN:

  (Decatur Memorial Hospital Project)

    1.31% (Insured; MBIA and

      Liquidity Facility; Northern Trust Company                                              5,800,000  (a)           5,800,000

   (Memorial Medical Center)

      1.35% (LOC; KBC Bank)                                                                   2,400,000  (a)           2,400,000

   (Rush Presbyterian Medical Center)

      1.35% (LOC; Northern Trust Company)                                                     3,800,000  (a)           3,800,000

   (Swedish Covenant Hospital Project):

      1.31% (Insured; AMBAC and Liquidity

         Facility; Bank of Montreal)                                                         11,700,000  (a)          11,700,000

      Refunding 1.31% (Insured; AMBAC and
         Liquidity Facility; Bank One)                                                          400,000  (a)             400,000

   (The Carle Foundation)

      1.35% (Insured; AMBAC and Liquidity Facility;

      Northern Trust Company)                                                                 6,100,000  (a)           6,100,000

Illinois Student Assistance Commission, SLR

   VRDN 1.42% (LOC; Bank One)                                                                 3,500,000  (a)           3,500,000

Jackson-Union County Regional Port District

  Port Facilities Revenue, VRDN, Refunding

  (Enron Transportation Services)

   1.31% (LOC; Wachovia Bank)                                                                 6,600,000  (a)           6,600,000

INDIANA--3.4%

City of Seymour, EDR, VRDN

  (Pedcor Investments Project)

   1.45% (LOC; FHLB)                                                                          3,959,000  (a)           3,959,000

City of Wabash, EDR, VRDN

  (Wabash Alloys Project)

   1.40% (LOC; Fleet National Bank)                                                           7,250,000  (a)           7,250,000

IOWA--.5%

Cerro Gordo County, Private School Facilities Revenue

  VRDN (Newman Catholic School Systems Project)

   1.45% (LOC; Allied Irish Bank PLC)                                                         1,650,000  (a)           1,650,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--1.9%

Breckinridge County, LR, VRDN (Kentucky Association
   County Leasing Trust) 1.36% (LOC; U.S. Bank NA)                                            4,700,000  (a)           4,700,000

Ohio County, PCR, VRDN (Big Rivers Electric

  Corporation Project) 1.37% (Insured; AMBAC

   and Liquidity Facility; Credit Suisse First Boston)                                        1,700,000  (a)           1,700,000

LOUISIANA--6.4%

Ascension Parish, PCR, Refunding, VRDN

  (Borden Project) 1.31%

   (LOC; Fleet National Bank)                                                                 7,500,000  (a)           7,500,000

Plaquemines Port Harbor and Terminal District

  Port Facilities Revenue, VRDN (International Marine

   Terminals Project) 1.10% (LOC; KBC Bank)                                                   5,000,000  (a)           5,000,000

South Louisiana Port Commission, Port Revenue, VRDN

   (Holnam Project) 1.37% (LOC; Wachovia Bank)                                                9,000,000  (a)           9,000,000

MARYLAND--2.8%

Community Development Administration

  Multi-Family Development Revenue

  Refunding, VRDN (Avalon Lea Apartments Project)

   1.30% (Insured; FNMA)                                                                      9,400,000  (a)           9,400,000

MASSACHUSETTS--3.6%

Massachusetts Water Resources Authority, VRDN

  General Multi-Modal, Water Revenue, Refunding

   1.35% (Insured; FGIC and Liquidity Facility; FGIC)                                         2,800,000  (a)           2,800,000

Spencer East Brookfield Regional School District

   GO Notes, BAN 3%, 5/16/2003                                                                9,100,000                9,104,129

MICHIGAN--5.7%

Michigan Building Authority, Revenue, CP

   1.10%, 5/15/2003 (LOC; The Bank of New York)                                              12,500,000               12,500,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   1.37% (LOC; National City Bank)                                                            6,500,000  (a)           6,500,000

MISSISSIPPI--.1%

Noxubee County, IDR, VRDN (Barge Forest

   Products Project) 2.40% (LOC; AmSouth Bank)                                                  380,000  (a)             380,000

NEVADA--.2%

Clark County, Airport Revenue, VRDN

   1.19% (LOC; Bayerishce Landesbank)                                                           600,000  (a)             600,000

NEW MEXICO--1.0%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

   (Wastewater Systems) 1.40% (LOC; BNP Paribas)                                              3,400,000  (a)           3,400,000

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--1.8%

New York State Energy Research and Development
  Authority, PCR, VRDN (Niagara Mohawk Power Corp.)

   1.45% (Insured; AMBAC and LOC; Toronto-Dominion Bank)                                      6,000,000  (a)           6,000,000

OHIO--.8%

State of Ohio, GO Notes 4%, 9/15/2003                                                         2,580,000                2,607,911

PENNSYLVANIA--4.3%

Blair County Industrial Development Authority, Revenue

  VRDN (Village of Pennsylvania State Project)

   1.25% (LOC; BNP Paribas)                                                                  13,300,000  (a)          13,300,000

Lehigh County Industrial Development Authority, PCR

  VRDN (Allegheny Electric Cooperative)

   1.10% (LOC; Rabobank)                                                                      1,020,000  (a)           1,020,000

RHODE ISLAND--2.4%

Rhode Island Health and Educational Building Corporation
  Revenues, VRDN (Health Facilities-Ocean State Assistant)

  1.31% (LOC: The Bank of New York

   and Sovereign Bank FSB)                                                                    8,000,000  (a)           8,000,000

TEXAS--5.3%

State of Texas, TRAN 2.75%, 8/29/2003                                                        15,000,000               15,065,145

Pasadena Independent School District, GO Notes

  1.35%, 4/1/2004 (Insured; PSF Guaranteed and

   Liquidity Facility; Westdeutsche Landesbank)                                               2,500,000                2,500,000

WASHINGTON--4.8%

Washington Housing Finance Commission, VRDN:

  MFHR (Anchor Village Apartments Project)

      1.40% (Insured; FNMA)                                                                  10,750,000  (a)          10,750,000

   MFMR (Wandering Creek Project)

      1.40% (Insured; FHLMC)                                                                  5,300,000  (a)           5,300,000

WISCONSIN--4.4%

Madison Metropolitan School District, TRAN

   2.25%, 8/1/2003                                                                            6,900,000                6,913,183

University of Wisconsin Hospital and Clinics Authority

  HR, VRDN 1.35% (Insured; MBIA and

   Liquidity Facility; U.S. Bank Trust N.A.)                                                  7,600,000  (a)           7,600,000

TOTAL INVESTMENTS (cost $334,583,705)                                                             100.4%             334,583,705

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)             (1,384,093)

NET ASSETS                                                                                        100.0%             333,199,612




Summary of Abbreviations

AMBAC                 American Municipal Bond
                      Assurance Corporation

BAN                   Bond Anticipation Notes

CP                    Commercial Paper

EDR                   Economic Development Revenue

FGIC                  Financial Guaranty Insurance
                      Company

FHLB                  Federal Home Loan Bank

FHLMC                 Federal Home Loan Mortgage
                      Corporation

FNMA                  Federal National Mortgage
                      Association

FSA                   Financial Security Assurance

GO                    General Obligation

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

LOC                   Letter of Credit

LR                    Lease Revenue

MBIA                  Municipal Bond Investors Assurance
                      Insurance Corporation

MFHR                  Multi-Family Housing Revenue

MFMR                  Multi-Family Mortgage Revenue

PCR                   Pollution Control Revenue

RAN                   Revenue Anticipation Notes

SLR                   Student Loan Revenue

TRAN                  Tax and Revenue
                      Anticipation Notes

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               95.8

AAA, AAA (b)                     Aaa, Aa (b)                     AAA, AA (b)                                       4.2

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           334,583,705   334,583,705

Cash                                                                    202,814

Interest receivable                                                   1,200,618

                                                                    335,987,137

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   163,043

Bank loan payable--Note 3                                             2,200,000

Dividends payable                                                       222,208

Payable for shares of Capital Stock redeemed                            201,391

Interest payable--Note 3                                                    883

                                                                      2,787,525

NET ASSETS ($)                                                      333,199,612

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     333,204,112

Accumulated net realized gain (loss) on investments                      (4,500)

NET ASSETS ($)                                                      333,199,612

NET ASSET VALUE PER SHARE

                                           Investor Shares    Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                  34,627,974       298,571,638

Shares Outstanding                              34,629,729       298,574,383

NET ASSET VALUE PER SHARE ($)                         1.00              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)


INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,369,468

EXPENSES:

Management fee--Note 2(a)                                              944,105

Distribution fees (Investor Shares)--Note 2(b)                          41,237

Interest expense--Note 3                                                 4,742

TOTAL EXPENSES                                                         990,084

INVESTMENT INCOME--NET                                               1,379,384

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  (2,787)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,376,597

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            April 30, 2003           Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,379,384             3,999,173

Net realized gain (loss) on investments            (2,787)                6,631

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,376,597             4,005,804

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (113,098)             (286,360)

Class R shares                                 (1,266,286)           (3,712,813)

TOTAL DIVIDENDS                                (1,379,384)           (3,999,173)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                                70,579,326           104,290,939

Class R shares                                386,759,317           707,162,037

Dividends reinvested:

Investor shares                                    80,591               272,694

Class R shares                                     86,134               303,447

Cost of shares redeemed:

Investor shares                               (67,933,394)          (99,617,685)

Class R shares                               (405,373,862)         (731,461,176)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (15,801,888)          (19,049,744)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (15,804,675)          (19,043,113)

NET ASSETS ($):

Beginning of Period                           349,004,287           368,047,400

END OF PERIOD                                 333,199,612           349,004,287

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended                             Year Ended October 31,
                                           April 30, 2003       --------------------------------------------------------------------
INVESTOR SHARES                               (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                              .003          .009          .026          .033           .025          .029

Distributions:

Dividends from investment
   income--net                                     (.003)        (.009)        (.026)        (.033)         (.025)        (.029)

Dividends from net realized
   gain on investments                                --            --            --            --             --         (.000)(a)

Total Distributions                                (.003)        (.009)        (.026)        (.033)         (.025)        (.029)

Net asset value, end of period                      1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                     .56(b)        .87          2.60          3.38           2.57          3.00

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             .70(b)        .70           .70           .70            .70           .70

Ratio of interest expense to
   average net assets                                .00(b,c)      .01           .01           .01             --            --

Ratio of net investment income
   to average net assets                             .55(b)        .86          2.64          3.35           2.54          2.90

Net Assets, end of period
   ($ X 1,000)                                    34,628        31,902        26,955        39,694         30,689        27,301

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01% PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)




                                        Six Months Ended                              Year Ended October 31,
                                          April 30, 2003        --------------------------------------------------------------------
CLASS R SHARES                               (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                            .004          .011          .028          .035           .027          .031

Distributions:

Dividends from investment
   income--net                                   (.004)        (.011)        (.028)        (.035)         (.027)        (.031)

Dividends from net realized
   gain on investments                              --            --            --            --             --         (.000)(a)

Total Distributions                              (.004)        (.011)        (.028)        (.035)         (.027)        (.031)

Net asset value, end of period                    1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                   .77(b)       1.07          2.78          3.59           2.77          3.21

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                              .50(b)        .50           .50           .50            .50           .50

Ratio of interest expense to

   average net assets                              .00(b,c)      .01           .01           .01             --            --

Ratio of net investment income

   to average net assets                           .75(b)       1.07          2.72          3.52           2.74          3.11

Net Assets, end of period
   ($ X 1,000)                                 298,572       317,102       341,092       264,215        287,117       227,639

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01% PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,713 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of


                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2003, Investor shares were charged $41,237 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding under the line of credit during the period ended April 30, 2003 was approximately $539,000 with a related weighted average annualized interest rate of 1.78%.


                  For More Information

                        Dreyfus
                        Municipal Reserves

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  324SA0403


      Dreyfus Premier
      Limited Term
      Income Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Limited Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Limited Term Income Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund achieved a total return of 3.46% for Class A shares, 3.12% for Class B shares, 3.14% for Class C shares and 3.50% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index, achieved a total return of 4.31% for the same period.(2)

We attribute the fund's positive returns to an improving environment for most fixed-income securities, especially among those issued by corporations. The fund' s returns trailed that of the Index, primarily due to our relatively conservative stance toward corporate bonds, those rated BBB, early in the reporting period. Later in the reporting period, as the market rally began, we expanded the fund's position in these bonds, which benefited fund performance.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts. Although the port-

                                                                The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

folio   manager   may  invest  in  individual  bonds  with  different  remaining maturities, the fund's dollar-weighted average portfolio maturity will be no more than 10 years.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy continued to struggle. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates in early November 2002 by 50 basis points to 1.25%. At that time, many market analysts believed that the rate cut would the Fed' s last for the current cycle, and that subsequent moves were likely to be toward higher short-term rates as the economy gained momentum. However, the economy remained weak through the balance of the reporting period, and short-term interest rates remained unchanged.

Despite persistent economic weakness, corporate bonds rallied strongly as companies strengthened their balance sheets, paid down debt, and cut operating costs. Because we were concerned about credit quality in the weak economy, we adopted a relatively conservative stance toward corporate bonds by avoiding investments in BBB securities. We attempted to avoid those issuers that we believed might be vulnerable to credit problems. In hindsight, we might have produced higher returns by taking a less conservative approach. However, we are pleased that the fund avoided credit-related difficulties.

By early 2003 we became convinced that a sustainable rally among corporate bonds was in progress. Consequently, we increased the fund's exposure to BBB corporate securities, which, in our view, offered relatively high yields and the potential for capital appreciation. We maintained that stance through the remainder of the reporting period.

In the corporate bond market, securities from issuers in the telecommunications, technology and utilities industries produced the highest returns. That's because many of these companies enjoyed improving business fundamentals.


Mortgage-related securities also performed well, as investor demand for higher yields intensified. On the other hand, because they had previously benefited from a "flight to quality" among investors, government agency securities, asset-backed securities and U.S. Treasury securities offered lower yields and did not perform as strongly.

What is the fund's current strategy?

As of the end of the reporting period, we continue to devote the largest portion of the fund' s assets to corporate securities, followed by mortgage-backed securities. We recently trimmed the fund's exposure to U.S. Treasury securities, choosing to redeploy those assets to U.S. government agency securities and corporate securities, where we believe we can capture higher yields. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)


                                                                                                Principal
BONDS AND NOTES--100.1%                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.6%

Lockheed Martin,

   Bonds, 8.5%, 2029                                                                            180,000                  242,238

Raytheon,

   Notes, 5.5%, 2012                                                                            190,000                  197,347

                                                                                                                         439,585

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

Bank One Issuance Trust,

   Ser. 2002-A2, Cl. A2, 4.16%, 2008                                                            700,000                  733,166

ASSET-BACKED CTFS./HOME EQUITY--2.4%

Residential Asset Securities,

   Ser. 2002-KS4, Cl. AIIB, 1.57%, 2032                                                       1,745,858  (a)           1,744,532

ASSET-BACKED CTFS./UTILITIES--.1%

Detroit Edison Securitization Funding,

   Ser. 2000-1, Cl. A2, 5.51%, 2007                                                             100,000                  104,318

AUTOMOTIVE--1.4%

Daimler Chrysler:

   Gtd. Notes, 7.3%, 2012                                                                       110,000                  125,280

   Notes, 6.4%, 2006                                                                            150,000                  164,002

Ford Motor Credit,

   Global Landmark Securities, 7.25%, 2011                                                      240,000                  240,977

GMAC,

   Notes, 7%, 2012                                                                              500,000                  513,127

                                                                                                                       1,043,386

BANKING--9.8%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  778,582

Bank of New York,

   Sr. Notes, 5.2%, 2007                                                                        400,000                  432,357

Bank One,

   Notes, 7.625%, 2005                                                                          500,000                  561,182

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         200,000                  233,370

Branch Banking & Trust,

   Sub. Notes, 4.875%, 2013                                                                     400,000                  411,124

First Union,

   Sub. Notes, 6.625%, 2005                                                                     150,000                  164,480

HSBC,

   Sub. Notes, 7.5%, 2009                                                                       250,000                  298,086

Keycorp,

   Medium-Term Notes, Ser. F, 1.59%, 2004                                                     1,000,000  (a)             999,239


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

MBNA America Bank,

   Sub. Notes, 6.625%, 2012                                                                     300,000                  327,647

Morgan (J.P.) Chase,

   Sub. Notes, 6.75%, 2011                                                                      150,000                  171,072

National City,

   Notes, 3.2%, 2008                                                                            460,000                  458,237

PNC Funding,

   Gtd. Sr. Notes, 5.75%, 2006                                                                  310,000                  337,762

RentenBank

   Medium-Term Notes, Ser. E, 3.25%, 2008                                                       100,000                  100,759

Royal Bank of Scotland,

   Sub. Notes, 6.4%, 2009                                                                       150,000                  169,225

Swiss Bank,

   Sub. Deb., 7%, 2015                                                                          200,000                  241,660

U.S. Bancorp,

   Medium-Term Notes, Ser. N, 3.125%, 2008                                                      450,000                  445,851

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                  285,928

Wells Fargo,

   Sr. Notes, 5.125%, 2007                                                                      750,000                  812,879

                                                                                                                       7,229,440

CABLE/MEDIA--.6%

AOL Time Warner,

   Gtd. Notes, 7.7%, 2032                                                                        50,000                   55,885

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                            30,000                   30,177

Comcast,

   Gtd. Sr. Notes, 5.85%, 2010                                                                  170,000                  181,195

Cox Communications,

   Notes, 7.125%, 2012                                                                          170,000                  198,852

                                                                                                                         466,109

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.1%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A1, 6.8%, 2008                                                            217,831                  238,869

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A1A, 7.12%, 2032                                                          220,422                  244,985

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A2, 7.37%, 2010                                                           290,000                  343,775

                                                                                                                         827,629

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.3%

Procter & Gamble,

   Sr. Notes, 4%, 2005                                                                          200,000                  209,404

DRUGS & PHARMACEUTICALS--.6%

Lilly (Eli):

   Notes, 6%, 2012                                                                              200,000                  226,376

   Notes, 7.125%, 2025                                                                          200,000                  247,602

                                                                                                                         473,978

ENERGY--.5%

MidAmerican Energy,

   Medium-Term Notes, 5.125%, 2013                                                              345,000                  356,831

ENTERTAINMENT/MEDIA--.7%

Walt Disney:

   Medium-Term Notes, Ser. B, 5.875%, 2017                                                      150,000                  155,072

   Sr. Notes, Ser. B, 6.75%, 2006                                                               350,000                  384,154

                                                                                                                         539,226

FINANCIAL SERVICES--7.2%

American General Finance,

   Medium-Term Notes, Ser. G, 5.375%, 2009                                                      250,000                  267,612

Bear Stearns,

   Notes, 7.8%, 2007                                                                            275,000                  324,923

CIT Group,

   Notes, 6.5%, 2006                                                                            130,000                  140,747

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      500,000                  593,617

Countrywide Home Loan,

   Medium-Term Notes, Ser. K, 4.25%, 2007                                                       500,000                  518,222

Credit Suisse First Boston USA,

   Notes, 6.5%, 2012                                                                            200,000                  222,578

General Electric Capital:

   Medium-Term Notes, Ser. A, 1.384%, 2005                                                    1,000,000  (a)           1,001,109

   Medium-Term Notes, Ser. A, 6.8%, 2005                                                        500,000                  555,671

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       235,000                  272,873

Goldman Sachs,

   Sr. Notes, 5.7%, 2012                                                                        290,000                  309,440

Household Finance,

   Notes, 6.375%, 2012                                                                          160,000                  176,832

Merrill Lynch,

   Notes, 6%, 2009                                                                              250,000                  276,899

Morgan Stanley Dean Witter,

   Notes, 6.6%, 2012                                                                            150,000                  170,101


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

SLM,

   Medium-Term Notes, 5.05%, 2014                                                               200,000                  203,717

Santander Financial Issuances,

   Gtd. Sub. Notes, 6.375%, 2011                                                                250,000                  279,565

                                                                                                                       5,313,906

FOOD & BEVERAGES--1.8%

Albertson's,

   Sr. Notes, 7.5%, 2011                                                                        100,000                  116,780

ConAgra,

   Notes, 6.75%, 2011                                                                           130,000                  147,904

Diageo Capital,

   Notes, 4.85%, 2018                                                                            20,000                   20,095

General Mills,

   Notes, 6%, 2012                                                                              250,000                  274,739

Heinz (H.J.),

   Gtd. Notes, 6%, 2012                                                                         100,000                  110,279

Kellogg's,

   Notes, Ser. B, 6.6%, 2011                                                                     50,000                   57,262

Kroger,

   Gtd. Sr. Notes, 6.2%, 2012                                                                   200,000                  215,634

Pepsi Bottling,

   Gtd. Sr. Notes, Ser. B, 7%, 2029                                                             200,000                  237,812

Safeway,

   Sr. Deb., 7.25%, 2031                                                                        100,000                  112,295

                                                                                                                       1,292,800

FOREIGN--1.3%

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  272,623

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  505,256

United Mexican States,

   Medium-Term Notes, 8.3%, 2031                                                                170,000                  192,780

                                                                                                                         970,659

INDUSTRIAL--.0%

Pitney Bowes,

   Notes, 4.75%, 2018                                                                            30,000                   30,080

MEDICAL--.3%

Becton Dickinson,

   Notes, 4.9%, 2018                                                                             60,000                   61,049

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MEDICAL (CONTINUED)

Johnson & Johnson,

   Deb., 6.95%, 2029                                                                            100,000                  123,679

                                                                                                                         184,728

METALS & MINING--.3%

Alcoa,

   Notes, 7.375%, 2010                                                                          210,000                  249,387

OIL & GAS--2.3%

Anadarko Finance,

   Gtd. Notes, Ser. B, 6.75%, 2011                                                              200,000                  229,696

Apache,

   Sr. Notes, 6.25%, 2012                                                                       100,000                  113,912

Chevron Texaco Capital,

   Gtd. Notes, 3.5%, 2007                                                                       500,000                  512,216

Devon Financing,

   Gtd. Notes, 7.875%, 2031                                                                      30,000                   37,262

Kinder Morgan,

   Sr. Notes, 6.5%, 2012                                                                         40,000                   44,629

Marathon Oil,

   Notes, 5.375%, 2007                                                                           50,000                   53,147

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                      350,000                  383,668

PEMEX Master Trust,

   Bonds, 7.375%, 2014                                                                           80,000  (b)              87,000

Phillips Petroleum,

   Deb., 6.65%, 2018                                                                            150,000                  174,589

Valero Energy,

   Notes, 6.875%, 2012                                                                           30,000                   33,437

                                                                                                                       1,669,556

PAPER PRODUCTS--.4%

International Paper,

   Notes, 5.85%, 2012                                                                           190,000  (b)             203,488

Weyerhaeuser,

   Deb., 7.375%, 2032                                                                            60,000                   68,666

                                                                                                                         272,154

RETAIL--.3%

Target,

   Notes, 5.875%, 2012                                                                          175,000                  191,307

TECHNOLOGY--.2%

IBM,

   Deb., 7%, 2025                                                                               100,000                  119,147


                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--2.6%

AT&T,

   Sr. Notes, 8.5%, 2031                                                                        190,000                  212,273

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                        60,000                   74,982

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  509,799

British Telecommunications,

   Notes, 8.375%, 2010                                                                          250,000                  308,235

Deutsche Telekom International Finance,

   Gtd. Notes, 8.5%, 2010                                                                       150,000                  181,102

France Telecom,

   Notes, 9.25%, 2011                                                                            80,000                   98,007

SBC Communications,

   Notes, 5.875%, 2012                                                                          200,000                  219,704

Sprint Capital,

   Gtd. Sr. Notes, 6.875%, 2028                                                                 130,000                  120,900

Vodafone,

   Notes, 7.625%, 2005                                                                          200,000                  220,021

                                                                                                                       1,945,023

TRANSPORTATION--1.8%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             250,000                  259,454

CSX,

   Sr. Deb., 7.95%, 2027                                                                         50,000                   62,651

Canadian Pacific Railroad,

   Notes, 5.75%, 2033                                                                            50,000                   50,152

Norfolk Southern,

   Notes, 7.35%, 2007                                                                           300,000                  343,693

Union Pacific,

   Notes, 6.125%, 2012                                                                          400,000                  442,813

United Parcel Service,

   Deb., 8.375%, 2020                                                                           150,000                  196,175

                                                                                                                       1,354,938

U.S. GOVERNMENT--16.0%

U.S. Treasury Bonds:

   7.25%, 8/15/2022                                                                             550,000                  721,424

   7.5%, 11/15/2024                                                                             500,000                  679,390

   8.125%, 8/15/2019                                                                            750,000                1,052,220

   9%, 11/15/2018                                                                               500,000                  749,356

   12%, 8/15/2013                                                                               200,000                  288,374

   13.75%, 8/15/2004                                                                          6,000,000                6,961,140

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes:

   4%, 11/15/2012                                                                             1,200,000                1,215,696

   6%, 8/15/2009                                                                                100,000                  115,789

                                                                                                                      11,783,389

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--43.4%

Federal Home Loan Banks:

   Bonds, 4.125%, 1/14/2005                                                                   1,400,000                1,461,684

   Bonds, 5.75%, 5/15/2012                                                                      500,000                  563,125

   Sr. Notes, 5.8%, 9/2/2008                                                                  1,000,000                1,133,617

Federal Home Loan Mortgage Corp.:

   Medium-Term Notes, 3.75%, 4/15/2004                                                        3,000,000                3,073,314

   Notes, 4.5%, 1/15/2013                                                                     1,000,000                1,023,490

   Notes, 5.125%, 7/15/2012                                                                   1,000,000                1,076,250

   Notes, 6%, 6/15/2011                                                                         200,000                  228,536

   Notes, 6.25%, 7/15/2032                                                                      350,000                  405,150

   5%, 12/1/2017                                                                                735,177                  760,446

   5.5%                                                                                       2,000,000  (c)           2,055,000

   5.5%, 6/1/2016                                                                               162,360                  168,905

   6%                                                                                         1,800,000  (c)           1,872,558

   6%, 6/1/2012-2/1/2032                                                                      1,911,324                1,994,426

   6.5%, 11/1/2004-10/1/2031                                                                    891,700                  934,945

   7%, 3/1/2012-4/1/2031                                                                        387,681                  410,689

   7.5%, 12/1/2025-1/1/2031                                                                     193,434                  206,861

   8%, 10/1/2019-10/1/2030                                                                      114,064                  123,787

   8.5%, 7/1/2030                                                                                10,837                   11,679

   9%, 8/1/2030                                                                                  15,917                   17,388

Federal National Mortgage Association:

   Bonds, 6.625%, 11/15/2030                                                                    300,000                  360,271

   Notes, 5.375%, 11/15/2011                                                                    500,000                  548,812

   5.5%                                                                                       3,100,000  (c)           3,185,250

   5.5%, 12/1/2013-2/1/2017                                                                     573,428                  597,716

   6%, 9/1/2013-1/1/2032                                                                      1,610,966                1,684,432

   6.5%, 5/1/2016-2/1/2032                                                                    3,646,640                3,838,957

   7%, 7/1/2015-5/1/2031                                                                        224,757                  238,197

   7.5%, 3/1/2012-3/1/2031                                                                      333,709                  356,948

   8%, 5/1/2013-3/1/2031                                                                        149,528                  162,125

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                168,331                  176,536

   6.5%, 9/15/2008-6/15/2029                                                                    453,994                  478,368

   7%, 8/15/2025-9/15/2031                                                                    2,191,666                2,326,305

   7.5%, 12/15/2026-1/15/2031                                                                   257,201                  275,058

   8%, 1/15/2030-10/15/2030                                                                     122,959                  133,102

   8.5%, 4/15/2025-9/15/2030                                                                     63,092                   68,847


                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

   9%, 10/15/2027                                                                                51,503                   56,926

   9.5%, 2/15/2025                                                                               32,259                   36,472

                                                                                                                      32,046,172

UTILITIES/GAS & ELECTRIC--3.1%

Consolidated Edison of New York,

   Deb., Ser. 2002-B, 4.875%, 2013                                                              200,000                  206,087

Florida Power & Light,

   First Mortgage Bonds, 5.625%, 2034                                                            50,000                   50,518

National Rural Utilities:

   Collateral Trust, 5.5%, 2005                                                                 500,000                  527,739

   Notes, 5.75%, 2009                                                                           230,000                  249,866

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  340,132

Peco Energy,

   First Mortgage Bonds, 3.5%, 2008                                                             135,000                  136,441

Virginia Electric & Power,

   Sr. Notes, Ser. A, 4.75%, 2013                                                               190,000                  192,843

Wisconsin Energy,

   Sr. Notes, 5.5%, 2008                                                                        500,000                  549,205

                                                                                                                       2,252,831

TOTAL BOND AND NOTES
   (cost $70,871,995 )                                                                                                73,843,681

SHORT-TERM INVESTMENTS--10.3%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.24%, dated 4/30/2003,

  due 5/1/2003 in the amount of $7,595,777

  (fully collateralized by $7,679,000 U.S. Treasury

  Notes, 2.75% due 9/30/2003, value $7,748,479)
   (cost $7,595,515)                                                                          7,595,515                7,595,515

TOTAL INVESTMENTS (cost $78,467,510)                                                             110.4%               81,439,196

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (10.4%)              (7,681,664)

NET ASSETS                                                                                       100.0%               73,757,532

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $290,488 OR .4% OF NET ASSETS.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)


                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities-- See Statement of Investments
   (including Repurchase Agreements of $7,595,515)--Note 1(c) 78,467,510  81,439,196


Cash                                                                         832,834

Interest receivable                                                          842,921

Receivable for investment securities sold                                    599,421

Receivable for shares of Capital Stock subscribed                            408,049

                                                                          84,122,421

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                         61,882

Payable for investment securities purchased                                8,100,685

Payable for shares of Capital Stock redeemed                               2,202,322

                                                                          10,364,889

NET ASSETS ($)                                                            73,757,532

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                           71,514,400

Accumulated distributions in excess of investment income--net                (18,724)

Accumulated net realized gain (loss) on investments                         (709,830)

Accumulated net unrealized appreciation
  (depreciation) on investments                                            2,971,686

NET ASSETS ($)                                                            73,757,532




NET ASSET VALUE PER SHARE



                                                            Class A             Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           21,271,917           26,635,611             9,613,552            16,236,452

Shares Outstanding                                        1,826,645            2,280,059               834,562             1,394,484

NET ASSET VALUE PER SHARE ($)                                 11.65                11.68                 11.52                 11.64



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,444,082

EXPENSES:

Management fee--Note 2(a)                                              216,130

Distribution and service fees--Note 2(b)                               152,077

Loan commitment fees--Note 4                                             1,089

TOTAL EXPENSES                                                         369,296

INVESTMENT INCOME--NET                                               1,074,786

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                850,817

Net unrealized appreciation (depreciation) on investments              424,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,274,978

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,349,764

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)      October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,074,786           2,536,587

Net realized gain (loss) on investments           850,817              51,172

Net unrealized appreciation (depreciation)
   on investments                                 424,161              18,120

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,349,764           2,605,879

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (309,008)            (541,157)

Class B shares                                  (350,385)            (707,327)

Class C shares                                  (112,865)            (203,247)

Class R shares                                  (321,498)          (1,076,755)

TOTAL DIVIDENDS                               (1,093,756)          (2,528,486)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,528,967          25,863,240

Class B shares                                  5,707,549          19,238,339

Class C shares                                  4,104,516          10,881,179

Class R shares                                    775,979           1,875,874

Dividends reinvested:

Class A shares                                    158,775             333,914

Class B shares                                    195,213             362,751

Class C shares                                     56,904             121,410

Class R shares                                    168,776             520,744

Cost of shares redeemed:

Class A shares                                (8,911,614)         (20,478,224)

Class B shares                                (6,076,711)          (9,469,341)

Class C shares                                (2,299,820)          (7,177,255)

Class R shares                                (6,816,629)          (4,834,347)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   (408,095)          17,238,284

TOTAL INCREASE (DECREASE) IN NET ASSETS          847,913           17,315,677

NET ASSETS ($):

Beginning of Period                            72,909,619           55,593,942

END OF PERIOD                                  73,757,532           72,909,619

Undistributed (distributions in excess of)
   investment income--net                        (18,724)                  246


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)      October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,085,730            2,312,582

Shares issued for dividends reinvested             13,741               29,800

Shares redeemed                                  (772,446)          (1,839,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     327,025              503,326

CLASS B(A)

Shares sold                                       493,692            1,702,603

Shares issued for dividends reinvested             16,843               32,201

Shares redeemed                                  (526,225)            (843,646)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (15,690)              891,158

CLASS C

Shares sold                                       360,081              984,938

Shares issued for dividends reinvested              4,977               10,942

Shares redeemed                                  (202,185)            (651,827)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     162,873              344,053

CLASS R

Shares sold                                        67,659              168,121

Shares issued for dividends reinvested             14,616               46,525

Shares redeemed                                  (592,951)            (432,407)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (510,676)            (217,761)

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 98,459 CLASS B SHARES REPRESENTING $1,141,216 WERE AUTOMATICALLY CONVERTED TO 98,751 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 83,298 CLASS B SHARES REPRESENTING $952,184 WERE AUTOMATICALLY CONVERTED TO 83,521 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended                                Year Ended October 31,
                                             April 30, 2003        -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)        2002(a)         2001         2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.44          11.46         10.64         10.60          11.31         10.96

Investment Operations:

Investment income--net                                 .18(b)        .49(b)         .60           .62            .57           .58

Net realized and unrealized
   gain (loss) on investments                          .21           .00(c)         .82           .04           (.71)          .35

Total from Investment Operations                       .39           .49           1.42           .66           (.14)          .93

Distributions:

Dividends from
   investment income--net                             (.18)         (.51)          (.60)         (.62)          (.57)         (.58)

Net asset value, end of period                       11.65         11.44          11.46         10.64          10.60         11.31

TOTAL RETURN (%)(D)                                   3.46(e)       4.44          13.74          6.43          (1.26)         8.73

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .85(f)        .85            .85           .85            .85           .85

Ratio of net investment income
   to average net assets                              3.14(f)       4.44           5.41          5.87           5.22          5.20

Portfolio Turnover Rate                             104.43(e)     136.77          65.05         72.30         161.28        149.08

Net Assets, end of period
   ($ x 1,000)                                      21,272        17,159         11,415         6,657          5,044         5,349

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.43% TO 4.44%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                           Six Months Ended                             Year Ended October 31,
                                             April 30, 2003        -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001          2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.48          11.49         10.68         10.64          11.35         11.00

Investment Operations:

Investment income--net                                 .15(b)        .44(b)         .55           .57            .52           .52

Net realized and unrealized
   gain (loss) on investments                          .21           .00(c)         .81           .04           (.71)          .35

Total from Investment Operations                       .36           .44           1.36           .61           (.19)          .87

Distributions:

Dividends from
   investment income--net                             (.16)         (.45)          (.55)         (.57)          (.52)         (.52)

Net asset value, end of period                       11.68         11.48          11.49         10.68          10.64         11.35

TOTAL RETURN (%)(D)                                   3.12(e)       4.00          13.05          5.90          (1.73)         8.14

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.35(f)       1.35           1.35          1.35           1.35          1.35

Ratio of net investment income
   to average net assets                              2.66(f)       3.93           4.94          5.37           4.72          4.49

Portfolio Turnover Rate                             104.43(e)     136.77          65.05         72.30         161.28        149.08

Net Assets, end of period
   ($ x 1,000)                                      26,636       26,352          16,144         9,813         10,056         5,391

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.91% TO 3.93%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                            Six Months Ended                             Year Ended October 31,
                                              April 30, 2003       -----------------------------------------------------------------
CLASS C SHARES                                   (Unaudited)       2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.32         11.33        10.53         10.50          11.20         10.84

Investment Operations:

Investment income--net                                 .15(b)        .43(b)       .54           .56            .51           .52

Net realized and unrealized
   gain (loss) on investments                          .20           .00(c)       .80           .03           (.70)          .35

Total from Investment Operations                       .35           .43         1.34           .59           (.19)          .87

Distributions:

Dividends from
   investment income--net                             (.15)         (.44)        (.54)         (.56)          (.51)          (.51)

Net asset value, end of period                       11.52         11.32        11.33         10.53          10.50          11.20

TOTAL RETURN (%)(D)                                   3.14(e)       4.00        13.05          5.80          (1.74)          8.25

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.35(f)       1.35         1.35          1.35           1.35           1.35

Ratio of net investment income
   to average net assets                              2.65(f)       3.90         4.86          5.34           4.72           4.61

Portfolio Turnover Rate                             104.43(e)     136.77        65.05         72.30         161.28         149.08

Net Assets, end of period
   ($ x 1,000)                                       9,614         7,603        3,713         2,156          1,812          1,076

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.88% TO 3.90%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                           Six Months Ended                                Year Ended October 31,
                                             April 30, 2003        -----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)        2002(a)        2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.44         11.46          10.64         10.61          11.31         10.96

Investment Operations:

Investment income--net                                 .20(b)        .54(b)         .63           .64            .60           .61

Net realized and unrealized
   gain (loss) on investments                          .20          (.03)           .82           .03           (.70)           .35

Total from Investment Operations                       .40           .51           1.45           .67           (.10)           .96

Distributions:

Dividends from
   investment income--net                             (.20)         (.53)          (.63)         (.64)          (.60)          (.61)

Net asset value, end of period                       11.64         11.44          11.46         10.64          10.61          11.31

TOTAL RETURN (%)                                      3.50(c)       4.70          14.02          6.59           (.91)          9.02

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              .60(d)         .60            .60           .60            .60            .60

Ratio of net investment income
   to average net assets                             3.41(d)        4.80           5.77          6.12           5.47           5.51

Portfolio Turnover Rate                            104.43(c)      136.77          65.05         72.30         161.28         149.08

Net Assets, end of period
   ($ x 1,000)                                      16,236        21,796         24,322        40,492         37,207         41,988

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.79% TO 4.80%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than ten years. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,555,411 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $908,957 of the carryover expires in fiscal 2007, and $646,454 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $2,528,486. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2003, the Distributor retained $3,389 from commissions earned on sales of the fund's Class A shares and $40,767 and $4,026 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30,
2003, Class A, Class B and Class C shares were charged $24,145, $64,485 and $20,803, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $32,243 and $10,401, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $83,668,572 and $70,366,389, respectively.

At April 30, 2003, accumulated net unrealized appreciation on investments was $2,971,686, consisting of $2,986,169 gross unrealized appreciation and $14,483 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES


                  For More Information

                        Dreyfus Premier
                        Limited Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  345SA0403



      Dreyfus
      U.S. Treasury
      Reserves

      SEMIANNUAL REPORT April 30, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         U.S. Treasury Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus U.S. Treasury Reserves covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2003, the fund's Investor shares produced an annualized yield of 0.64%, while its Class R shares produced an annualized yield of 0.85%. Taking into account the effects of compounding, the fund' s Investor shares and Class R shares produced annualized effective yields of 0.64% and 0.85%, respectively.(1)

We attribute the fund' s performance to declining interest rates early in the reporting period, which reduced yields of money market securities. Interest rates remained low through the remainder of the reporting period, primarily due to a persistently weak U.S. economy.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

Overall, the reporting period was difficult for the fund and money markets in general, which were influenced by a generally weak U.S. economy, lower short-term interest rates and concerns over a volatile

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stock market. In the midst of these uncertainties, many investors grew increasing risk-averse and flocked to the relative safety provided by money market funds. Rising demand for money market securities put downward pressure on yields.

In addition, yields declined in the wake of the short-term interest rate reduction initiated by the Federal Reserve Board (the "Fed") shortly after the reporting period began in November 2002. Citing the effects of war fears and corporate scandals, the Fed cut short-term interest rates by 50 basis points, driving the federal funds rate to 1.25%, a 42-year low. As short-term interest rates fell, so did yields of money market securities.

Immediately following the November rate cut, many analysts believed the Fed was nearing, or possibly had reached, the end of the current easing cycle. In fact, many investors believed that future moves would likely be toward higher short-term interest rates, given that the economy appeared to be gaining momentum. However, the economy displayed few signs of sustained improvement through the balance of the reporting period, as corporations and consumers awaited the outcome of the war with Iraq before resuming spending and investments. In this environment, the economy remained weak, and short-term interest rates remained unchanged near historically low levels.

Finally, the greater volume of newly issued, short-term U.S. Treasury securities during the reporting period influenced the fund's performance, albeit to a lesser degree than other factors. Because of a shrinking supply of longer-term, higher-yielding U.S. Treasury bonds, the U.S. government issued more short-term Treasuries to finance the federal government's operating budget. These actions have caused the supply of U.S. Treasury bills to rise modestly, which under normal circumstances would tend to put upward pressure on yields as a greater number of securities compete for investor interest. However, the increased supply of securities was easily absorbed by robust investor demand, and yields on money market securities remained low.

We responded to these various economic and market forces by modestly extending the fund' s weighted average maturity early in the reporting period, placing it toward the long end of its range. To accomplish this, we increased the fund's exposure to longer-dated U.S. Treasury securities and reduced the fund's holdings of shorter-dated securities, including repurchase agreements, which are overnight securities backed by U.S. Treasury securities. This strategy was designed to lock in prevailing higher yields for as long as we deemed practical while interest rates fell.

What is the fund's current strategy?

As of April 1, 2003, Laurie Carroll became the fund's primary portfolio manager. As of April 30, 2003, approximately 60% of the fund's assets were invested in U.S. Treasury securities and 40% in repurchase agreements. This asset allocation strategy is intended to give us the flexibility we need to capture higher yields if and when they become available. While we currently believe that the Fed is near or at the end of its aggressive interest rate-reduction campaign, we will continue to monitor economic and market conditions, and we are prepared to change the fund's composition as conditions evolve.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



                                                                      Annualized
                                                                        Yield on
                                                                         Date of               Principal
   U.S. TREASURY BILLS--35.3%                                        Purchase (%)              Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

   5/1/2003                                                                 1.50              20,000,000              20,000,000

   5/8/2003                                                                 1.11              10,000,000               9,997,851

   6/5/2003                                                                 1.11               3,000,000               2,996,763

   6/26/2003                                                                1.23              20,000,000              19,961,890

TOTAL U.S. TREASURY BILLS

   (cost $52,956,504)                                                                                                 52,956,504
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BONDS--13.9%
v

   11.125%, 8/15/2003                                                       1.23              10,000,000              10,287,664

   11.875%, 11/15/2003                                                      1.35              10,000,000              10,572,687

TOTAL U.S. TREASURY BONDS
   (cost $20,860,351)                                                                                                 20,860,351

U.S. TREASURY NOTES--10.1%
------------------------------------------------------------------------------------------------------------------------------------

   3%, 11/30/2003                                                           1.49              10,000,000              10,085,382

   3.625%, 3/31/2004                                                        1.21               5,000,000               5,107,193

TOTAL U.S. TREASURY NOTES
   (cost $15,192,575)                                                                                                 15,192,575

REPURCHASE AGREEMENTS--40.2%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

  dated 4/30/2003, due 5/1/2003 in the amount

  of $30,264,474 (fully collateralized by

  $21,919,000 U.S. Treasury Bonds

   8.125%, due 8/15/2019, value $30,869,144)                                1.24              30,263,432              30,263,432

Greenwich Capital Markets, Inc.

  dated 4/30/2003, due 5/1/2003 in the amount

  of $30,001,067 (fully collateralized by

  $24,771,000 U.S. Treasury Bills

  due 6/5/2003--9/4/2003 and $5,593,000

  U.S. Treasury Notes 3.50%, due 11/15/2006,

   value $30,600,701)                                                       1.28              30,000,000              30,000,000

TOTAL REPURCHASE AGREEMENTS
   (cost $60,263,432)                                                                                                 60,263,432

TOTAL INVESTMENTS (cost $149,272,862)                                                                99.5%           149,272,862

CASH AND RECEIVABLES (NET)                                                                             .5%               800,014

NET ASSETS                                                                                          100.0%           150,072,876



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $60,263,432)
   --Note 1(c)                                        149,272,862   149,272,862

Cash                                                                     44,608

Interest receivable                                                     919,402

                                                                    150,236,872

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    79,015

Dividend payable                                                         83,241

Payable for shares of Capital Stock redeemed                              1,740

                                                                        163,996

NET ASSETS ($)                                                      150,072,876

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     150,072,045

Accumulated net realized gain (loss) on investments                         831

NET ASSETS ($)                                                      150,072,876

NET ASSET VALUE PER SHARE

                                            Investor Shares      Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                   90,200,966          59,871,910

Shares Outstanding                               90,200,486          59,871,559

NET ASSET VALUE PER SHARE ($)                          1.00                1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,030,352

EXPENSES:

Management fee--Note 2(a)                                              383,731

Distribution fees (Investor Shares)--Note 2(b)                          90,617

TOTAL EXPENSES                                                         474,348

INVESTMENT INCOME--NET                                                 556,004

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   556,835

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            556,004             2,184,509

Net realized gain (loss) on investments               831                    --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      556,835             2,184,509

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (290,101)           (1,015,970)

Class R shares                                   (265,903)           (1,168,539)

TOTAL DIVIDENDS                                  (556,004)           (2,184,509)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                45,180,144           163,343,902

Class R shares                                 54,736,889           180,037,067

Dividends reinvested:

Investor shares                                   287,147               963,879

Class R shares                                      4,215               235,875

Cost of shares redeemed:

Investor shares                               (45,216,613)         (120,326,770)

Class R shares                                (60,716,728)         (216,334,802)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (5,724,946)            7,919,151

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,724,115)            7,919,151

NET ASSETS ($):

Beginning of Period                           155,796,991           147,877,840

END OF PERIOD                                 150,072,876           155,796,991

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                           Six Months Ended                                Year Ended October 31,
                                             April 30, 2003          ---------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)          2002         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .003          .012          .046          .053           .042          .048

Net realized and unrealized
   gain (loss) on investments                           --            --          .002            --             --            --

Total from
   Investment Operations                              .003          .012          .048          .053           .042          .048

Distributions:

Dividends from investment
   income--net                                       (.003)        (.012)        (.046)        (.053)         (.042)        (.048)

Dividends from net realized
   gain on investments                                  --            --         (.002)           --             --            --

Total Distributions                                  (.003)        (.012)        (.048)        (.053)         (.042)        (.048)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                       .65(a)       1.23          4.66          5.42           4.27          4.95

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .70(a)        .70           .70           .70            .70           .70

Ratio of net investment income
   to average net assets                               .64(a)       1.20          4.25          5.28           4.16          4.85

Net Assets, end of period
   ($ x 1,000)                                      90,201        89,950        45,969        34,482         36,375       115,622

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                           Six Months Ended                              Year Ended October 31,
                                             April 30, 2003         ----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .004          .014          .048          .055           .044          .050

Net realized and unrealized
   gain (loss) on investments                           --            --          .002            --             --            --

Total from
   Investment Operations                              .004          .014          .050          .055           .044          .050

Distributions:

Dividends from investment
   income--net                                       (.004)        (.014)        (.048)        (.055)         (.044)        (.050)

Dividends from net realized
   gain on investments                                  --            --         (.002)           --             --            --

Total Distributions                                  (.004)        (.014)        (.050)        (.055)         (.044)        (.050)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                       .85(a)       1.43          4.88          5.64           4.48          5.16

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .50(a)        .50           .50           .50            .50           .50

Ratio of net investment income
   to average net assets                               .85(a)       1.43          4.95          5.49           4.40          5.03

Net Assets, end of period
   ($ x 1,000)                                      59,872        65,847       101,909       591,466        564,774       614,053

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to ..25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period April 30, 2003, Investor shares were charged $90,617 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.


                      For More Information

                        Dreyfus
                        U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  326SA0403


      Dreyfus Premier
      Midcap Stock Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                              Midcap Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Midcap Stock Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 4.10% for Class A shares, 3.64% for Class B shares, 3.72% for Class C shares, 4.12% for Class R shares and 3.91% for Class T shares.(1) This compares with returns provided by the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), which produced a total return of 3.98% for the same period.(2)

We attribute these results to a volatile market environment, in which investor optimism ultimately outweighed pessimism with regard to international conflict and the prospects for greater economic growth. Midcap stocks performed roughly in line with their large-cap counterparts, while the fund roughly matched the performance of its benchmark. A few individual disappointments among consumer cyclicals and producer goods stocks were offset by the fund's relatively strong gains in the areas of financials, health care and technology.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies, which are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based on our analysis of which inputs are being rewarded by
investors,   we   establish  weightings  for  each  input  and  make  continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow input.

After considering the different valuation factors, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

Markets rose and fell sharply during the reporting period, reflecting shifting sentiment with regard to the strength of U.S. economic growth and the war in Iraq. Stocks generally climbed in late 2002 in anticipation of a return to higher levels of economic activity. However, markets pulled back during the first few months of 2003 as investors weighed the uncertainties of impending military action, and then rose again in April after the war's swift conclusion.

Despite this volatile environment, the fund's disciplined, quantitatively driven investment approach enabled it to share in the market's modest gains. Our investment strategy proved particularly effective in identifying strong-performing financial services stocks. Some, such as Doral Financial, benefited from strong mortgage demand driven by favorable interest rates. Others, such as medical insurer Aetna, produced better-than-expected earnings by managing costs while effectively exercising pricing power. The fund also enjoyed robust returns from investments in profitable, reasonably valued midcap biotechnology concerns such as Gilead Sciences. Finally, in technology, our focus on companies with profitable products such as global positioning system producer Garmin, positioned the fund to benefit from rising technology stock prices while avoiding many of the risks associated with highly speculative technology names.

Some of the fund's other investments proved disappointing. Several holdings among consumer cyclical stocks, such as Polaris Industries, suffered from weak 2002 holiday season sales and general consumer uncertainty. However, most of these stocks bounced back to a degree during the April 2003 market rally. Similarly, economic concerns drove stocks of some producer goods companies such as construction distributor Hughes Supply, lower in the early part of the reporting period. These companies also regained lost ground in April 2003.

What is the fund's current strategy?

As of the end of the reporting period, the fund's assets were approximately evenly balanced between value and growth stocks. This represents a slight shift from the prior reporting period, when the fund found a greater proportion of attractive investments among value stocks. Our current asset allocation strategy reflects the fund's issue-by-issue stock selection process, which has identified roughly equivalent investment opportunities among various growth- and value-oriented issues in today's market.

We remain deeply committed to the fund's midcap focus. We believe midcap stocks can offer greater opportunities for capital appreciation than large-cap stocks, with lower risks of failure than small-cap stocks. Of course, midcap stocks also involve greater risks than larger, more established companies. Our disciplined investment process is designed to capitalize on this favorable balance of risk and opportunity.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE-COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




COMMON STOCKS--96.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--12.9%

Abercrombie & Fitch, Cl. A                                                                       43,200  (a)           1,420,416

Aztar                                                                                            37,700  (a)             536,848

Big Lots                                                                                         49,100  (a)             614,732

Bob Evans Farms                                                                                  44,100                1,118,817

Borders Group                                                                                    63,000  (a)           1,008,000

Brinker International                                                                            48,800  (a)           1,549,400

Chico's FAS                                                                                      46,700  (a)           1,136,678

Coach                                                                                            46,300  (a)           2,014,513

Columbia Sportswear                                                                              20,500  (a)             984,205

GTECH                                                                                            29,700  (a)             999,999

Gentex                                                                                           48,800  (a)           1,473,760

International Game Technology                                                                    11,600  (a)           1,001,080

J.C. Penney                                                                                      35,300  (b)             602,218

Magna International, Cl. A                                                                       14,300                  838,409

Michaels Stores                                                                                  37,400  (a)           1,168,376

Mohawk Industries                                                                                33,100  (a)           1,836,057

Pier 1 Imports                                                                                   51,500                  955,840

Polaris Industries                                                                               20,500  (b)           1,083,835

Ross Stores                                                                                      51,900                1,967,010

Ruby Tuesday                                                                                     40,600                  799,820

Superior Industries International                                                                19,000                  751,640

Whole Foods Market                                                                               25,700  (a)           1,525,552

Williams-Sonoma                                                                                  56,600  (a,b)         1,464,808

Zale                                                                                             29,300  (a)           1,023,742

                                                                                                                      27,875,755

CONSUMER STAPLES--3.9%

Alberto-Culver, Cl. B                                                                            20,500  (b)           1,010,240

Bunge Limited                                                                                    44,600                1,249,246

Corn Products International                                                                      29,400                  878,472

Dial                                                                                             44,500                  926,935

Fresh Del Monte Produce                                                                          23,700                  461,676

J.M. Smucker                                                                                     28,200                1,023,096

Pactiv                                                                                           57,500  (a)           1,179,900

Pepsi Bottling Group                                                                             25,400                  521,716

Sensient Technologies                                                                            50,400                1,113,840

                                                                                                                       8,365,121


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED--9.3%

Black Hills                                                                                      37,500                1,068,000

Devon Energy                                                                                     17,300                  817,425

Energen                                                                                          29,900                  980,720

Equitable Resources                                                                              37,800                1,452,276

FMC Technologies                                                                                 79,200  (a)           1,490,544

Houston Exploration                                                                              41,100  (a)           1,149,567

MDU Resources Group                                                                              22,100                  657,696

Oil States International                                                                         72,000  (a)             819,360

Patina Oil & Gas                                                                                 30,900                1,066,977

Pioneer Natural Resources                                                                        51,800  (a)           1,239,056

Precision Drilling                                                                               33,600  (a)           1,155,168

Questar                                                                                          56,700                1,712,340

Unit                                                                                             48,200  (a)             944,720

Valero Energy                                                                                    49,300                1,811,775

Varco International                                                                              89,100  (a)           1,567,269

XTO Energy                                                                                      110,400                2,152,800

                                                                                                                      20,085,693
HEALTH CARE--12.6%

Apogent Technologies                                                                             67,700  (a)           1,163,086

Apria Healthcare Group                                                                           57,100  (a)           1,338,995

Beckman Coulter                                                                                  26,800                1,041,716

Biosite                                                                                          28,500  (a,b)         1,216,380

Caremark Rx                                                                                      31,900  (a)             635,129

Charles River Laboratories                                                                       27,100  (a)             735,765

Chiron                                                                                           27,300  (a)           1,114,659

Coventry Health Care                                                                             36,800  (a)           1,502,176

First Health Group                                                                               57,600  (a)           1,442,880

Gilead Sciences                                                                                  74,600  (a)           3,442,044

Health Net                                                                                       74,000  (a)           1,930,660

Henry Schein                                                                                     31,500  (a)           1,359,225

Hillenbrand Industries                                                                           20,500                1,022,950

ICN Pharmaceuticals                                                                              39,400                  344,750

Millipore                                                                                        24,200  (a)             826,430

Mylan Laboratories                                                                               91,350                2,582,465

Oxford Health Plans                                                                              50,000  (a)           1,463,500

STERIS                                                                                           34,700  (a)             787,690

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Sunrise Assisted Living                                                                          29,900  (a,b)           807,300

Universal Health Services, Cl. B                                                                 28,000  (a)           1,082,760

Varian Medical Systems                                                                           25,900  (a)           1,394,974

                                                                                                                      27,235,534

INTEREST SENSITIVE--19.6%

Aetna                                                                                            25,800                1,284,840

Bear Stearns                                                                                     19,500                1,303,380

Capital One Financial                                                                            22,400  (b)             937,888

City National                                                                                    44,100                1,815,597

Commerce Bancorp                                                                                 48,200                1,960,294

Commercial Federal                                                                               33,400                  718,768

Compass Bancshares                                                                               63,200                2,131,104

Countrywide Financial                                                                            15,300                1,034,280

Dime Bancorp (Warrants)                                                                          68,300  (a)               9,562

Doral Financial                                                                                  45,300                1,812,453

FTI Consulting                                                                                   24,900  (a)           1,126,725

Fidelity National Financial                                                                      64,200                2,208,480

First Tennessee National                                                                         34,800  (b)           1,524,240

GreenPoint Financial                                                                             52,000                2,483,520

Hilb, Rogal & Hamilton                                                                           34,900                1,240,695

IPC                                                                                              30,900                1,061,415

M&T Bank                                                                                         12,600                1,064,322

Marshall & Ilsley                                                                                54,000                1,588,680

New York Community Bancorp                                                                       43,200                1,499,904

Nuveen Investments, Cl. A                                                                        38,800                  950,600

Old Republic International                                                                       65,100                1,992,060

PMI Group                                                                                        56,600                1,744,412

Popular                                                                                          33,200                1,213,128

Protective Life                                                                                  42,200                1,212,406

Radian Group                                                                                     47,300                1,877,810

RenaissanceRe                                                                                    23,100                1,023,099

South Financial Group                                                                            56,400                1,381,800

Sovereign Bancorp                                                                                93,000                1,436,850

TCF Financial                                                                                    45,300                1,793,880

Wintrust Financial                                                                               27,200                  826,880

                                                                                                                      42,259,072


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET RELATED--.9%

Check Point Software Technologies                                                                51,900  (a)             816,387

United Online                                                                                    51,700  (a)           1,156,012

                                                                                                                       1,972,399

PRODUCER GOODS & SERVICES--11.4%

American Power Conversion                                                                        37,800  (a)             588,924

Avery Dennison                                                                                   15,500                  821,655

Bemis                                                                                            22,100                1,009,086

C.H. Robinson Worldwide                                                                          40,800                1,501,032

Cooper Industries, Cl. A                                                                         22,800                  845,880

Cytec Industries                                                                                 27,100  (a)             867,471

Energizer Holdings                                                                               58,500  (a)           1,685,970

Fluor                                                                                            33,000                1,140,810

Harsco                                                                                           31,500                1,085,805

Hovnanian Enterprises                                                                            18,400  (a)             732,320

Hughes Supply                                                                                    23,600                  662,452

ITT Industries                                                                                   15,200                  886,160

Landstar System                                                                                  11,300  (a)             702,069

Lennar, Cl. A                                                                                    34,300                1,860,432

Lennar, Cl. B                                                                                     3,430  (b)             183,676

Lubrizol                                                                                         45,100                1,425,611

PPG Industries                                                                                   14,900                  722,799

Precision Castparts                                                                              48,700                1,348,503

Rayonier                                                                                         24,500                1,233,820

Sigma-Aldrich                                                                                    14,200                  707,444

Teleflex                                                                                         25,200                  967,428

Timken                                                                                           41,600                  736,320

Valspar                                                                                          17,500                  755,825

Werner Enterprises                                                                               38,000                  858,420

York International                                                                               52,200                1,247,580

                                                                                                                      24,577,492

SERVICES--9.8%

Apollo Group, Cl. A                                                                              25,300  (a,b)         1,371,235

ChoicePoint                                                                                      47,800  (a)           1,686,384

Corinthian Colleges                                                                              25,200  (a)           1,153,908

Deluxe                                                                                           26,700                1,175,067

Entercom Communications                                                                          28,700  (a)           1,394,533

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

FactSet Research Systems                                                                         28,700                  998,760

Henry (Jack) & Associates                                                                        40,900                  532,927

Lee Enterprises                                                                                  31,200                1,119,144

Moody's                                                                                          13,200                  637,428

Pharmaceutical Product Development                                                               34,700  (a)             908,099

Rent-A-Center                                                                                    15,700  (a)           1,007,940

Republic Services                                                                                87,100  (a)           1,869,166

SunGard Data Systems                                                                             56,000  (a)           1,204,000

Valassis Communications                                                                          53,100  (a)           1,412,460

Washington Post, Cl. B                                                                            3,900                2,843,100

Westwood One                                                                                     55,100  (a)           1,922,990

                                                                                                                      21,237,141
TECHNOLOGY--11.1%

Acxiom                                                                                           84,700  (a)           1,182,412

Adobe Systems                                                                                    17,700                  611,712

Advanced Fibre Communications                                                                    74,100  (a)           1,133,730

Cree                                                                                             60,500  (a,b)         1,206,975

Diebold                                                                                          21,300                  851,574

Electronic Arts                                                                                  21,500  (a)           1,274,305

FLIR Systems                                                                                     24,100  (a)           1,255,128

Garmin                                                                                           29,400  (a)           1,245,972

Integrated Circuit Systems                                                                       36,200  (a)             786,264

L-3 Communications                                                                               34,700  (a,b)         1,540,680

Lexmark International                                                                            11,100  (a)             827,061

Microchip Technology                                                                             57,500                1,195,425

Plantronics                                                                                      26,800  (a)             495,800

QLogic                                                                                           30,700  (a)           1,350,493

Reynolds & Reynolds, Cl. A                                                                       43,200                1,244,592

SanDisk                                                                                          91,900  (a)           2,223,980

Semtech                                                                                          42,500  (a)             675,750

Storage Technology                                                                               59,900  (a)           1,480,728

Symantec                                                                                         14,500  (a)             637,275

UTStarcom                                                                                        36,600  (a)             796,818

Western Digital                                                                                 150,300  (a)           1,402,299

Zebra Technologies, Cl. A                                                                         7,900  (a)             526,693

                                                                                                                      23,945,666


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.5%

Alliant Energy                                                                                   45,700                  802,492

Hawaiian Electric Industries                                                                     36,800                1,521,680

IDACORP                                                                                          39,400                1,008,246

Level 3 Communications                                                                           95,600  (a)             546,832

Pepco Holdings                                                                                   94,800                1,628,664

SCANA                                                                                            56,700                1,799,658

Wisconsin Energy                                                                                 87,100                2,293,343

                                                                                                                       9,600,915
TOTAL COMMON STOCKS
   (cost $191,801,865)                                                                                               207,154,788

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 1.24%,

  dated 4/30/2003, due 5/1/2003

  in the amount of $8,229,283

  (fully collateralized by $6,984,000 U.S.

  Treasury Bonds, 6.125% due 11/15/2027,

  value $8,393,630)

   (cost $8,229,000)                                                                          8,229,000                8,229,000

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--5.0%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $10,808,068)                                                                        10,808,068               10,808,068

TOTAL INVESTMENTS (cost $210,838,933)                                                            104.8%              226,191,856

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (4.8%)             (10,338,895)

NET ASSETS                                                                                       100.0%              215,852,961

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $10,463,418 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $10,808,068.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned
   valued at $10,463,418)--Note 1(b,c)                 210,838,933  226,191,856

Cash                                                                    515,081

Receivable for shares of Capital Stock subscribed                       276,235

Dividends and interest receivable                                        75,241

                                                                     227,058,413

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   254,965

Liability for securities loaned--Note 1(b)                           10,808,068

Payable for shares of Capital Stock redeemed                            142,319

Loan commitment fees payable                                                100

                                                                     11,205,452

NET ASSETS ($)                                                      215,852,961
-
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     245,294,584

Accumulated investment (loss)                                         (289,562)

Accumulated net realized gain (loss) on investments                (44,504,984)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      15,352,923

NET ASSETS ($)                                                      215,852,961

NET ASSET VALUE PER SHARE





                                          Class A              Class B              Class C              Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        113,242,226            42,538,025          12,973,389           45,779,557         1,319,764

Shares Outstanding                      8,268,758             3,252,212             989,746            3,292,436            97,347

NET ASSET VALUE
   PER SHARE ($)                            13.70                13.08                13.11                13.90            13.56



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,571 foreign taxes withheld at source)      1,195,119

Income on securities lending                                            51,089

Interest                                                                33,014

TOTAL INCOME                                                         1,279,222

EXPENSES:

Management fee--Note 2(a)                                            1,165,670

Distribution and service plan fees--Note 2(b)                          400,948

Loan commitment fees--Note 4                                             2,166

TOTAL EXPENSES                                                       1,568,784

INVESTMENT (LOSS)--NET                                               (289,562)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (7,669,639)

Net realized gain (loss) on financial futures                          112,144

NET REALIZED GAIN (LOSS)                                           (7,557,495)

Net unrealized appreciation (depreciation) on investments           16,366,626

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,809,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,519,569

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (289,562)            (779,776)

Net realized gain (loss) on investments       (7,557,495)         (23,236,465)

Net unrealized appreciation (depreciation)
   on investments                             16,366,626            6,923,046

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   8,519,569          (17,093,195)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 23,290,250        166,353,081

Class B shares                                  3,362,611         15,876,791

Class C shares                                  2,134,178          6,765,160

Class R shares                                  7,579,871         16,249,790

Class T shares                                  2,376,220            953,935

Cost of shares redeemed:

Class A shares                               (19,837,882)        (133,208,841)

Class B shares                                (4,344,907)          (8,057,594)

Class C shares                                (1,183,727)          (2,357,473)

Class R shares                               (37,601,187)         (24,880,158)

Class T shares                                (1,852,793)            (471,808)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (26,077,366)          37,222,883

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,557,797)          20,129,688

NET ASSETS ($):

Beginning of Period                           233,410,758          213,281,070

END OF PERIOD                                 215,852,961          233,410,758


                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,772,069           10,978,656

Shares redeemed                                (1,515,311)          (8,868,758)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     256,758            2,109,898

CLASS B(A)

Shares sold                                       267,619            1,087,467

Shares redeemed                                  (349,476)            (585,540)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (81,857)              501,927

CLASS C

Shares sold                                       169,091              468,898

Shares redeemed                                   (95,752)            (169,909)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      73,339              298,989

CLASS R

Shares sold                                       576,763            1,049,741

Shares redeemed                                (2,796,142)          (1,749,038)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,219,379)           (699,297)

CLASS T

Shares sold                                       183,651               72,122

Shares redeemed                                  (142,544)             (33,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,107               38,444

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 6,344 CLASS B SHARES REPRESENTING $79,008 WERE AUTOMATICALLY CONVERTED TO 6,068 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 14,283 CLASS B SHARES REPRESENTING $194,547 WERE AUTOMATICALLY CONVERTED TO 13,720 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                       Six Months Ended                              Year Ended October 31,
                                         April 30, 2003          -------------------------------------------------------------------
CLASS A SHARES                              (Unaudited)          2002          2001            2000             1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          13.16            13.73         19.99          16.69            14.24          17.02

Investment Operations:

Investment (loss)--net                           (.01)(b)         (.03)(b)      (.04)(b)       (.03)(b)         (.03)(b)       (.01)

Net realized and unrealized
   gain (loss) on investments                     .55             (.54)        (2.69)          3.66             2.48           (.29)

Total from
   Investment Operations                          .54             (.57)        (2.73)          3.63             2.45           (.30)

Distributions:

Dividends from investment
   income--net                                     --               --            --             --               --           (.01)

Dividends from net realized
   gain on investments                             --               --         (3.53)          (.33)              --          (2.47)

Total Distributions                                --               --         (3.53)          (.33)              --          (2.48)

Net asset value, end of period                  13.70            13.16         13.73          19.99            16.69          14.24

TOTAL RETURN (%)(C)                              4.10(d)         (4.15)       (15.81)         22.14            17.21          (2.16)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                          .67(d)          1.35          1.35           1.35             1.35           1.35

Ratio of interest expense
   and loan commitment fees
   to average net assets                          .00(d,e)         .00(e)        .00(e)         .01               --            --

Ratio of net investment (loss)
   to average net assets                         (.08)(d)         (.24)         (.31)          (.17)            (.17)          (.19)

Portfolio Turnover Rate                         46.39(d)         65.85         82.49         122.19            80.15          78.02

Net Assets, end of period
   ($ x 1,000)                                113,242          105,449        81,028         78,425           83,674         38,267

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.





                                 Six Months Ended                                        Year Ended October 31,
                                   April 30, 2003          -------------------------------------------------------------------------
CLASS B SHARES                         Unaudited)            2002           2001             2000          1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      12.62            13.26         19.57           16.46          14.16          14.65

Investment Operations:

Investment (loss)--net                       (.06)(b)         (.14)(b)      (.14)(b)        (.17)(b)       (.15)(b)       (.06)

Net realized and unrealized
   gain (loss) on investments                 .52             (.50)        (2.64)           3.61           2.45           (.43)

Total from
   Investment Operations                      .46             (.64)        (2.78)           3.44           2.30           (.49)

Distributions:

Dividends from net realized
   gain on investments                         --               --         (3.53)           (.33)            --             --

Net asset value, end of period              13.08            12.62         13.26           19.57           16.46          14.16

TOTAL RETURN (%)(C)                          3.64(d)         (4.83)       (16.47)          21.22           16.32          (3.41)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                     1.04(d)          2.10         2.10             2.10            2.10           1.66(d)

Ratio of interest expense
   and loan commitment
   fees to average net assets                 .00(d,e)         .00(e)       .00(e)           .01              --             --

Ratio of net investment (loss)
   to average net assets                     (.45)(d)         (.98)       (1.06)            (.91)            (.92)         (.77)(d)

Portfolio Turnover Rate                     46.39(d)         65.85        82.49           122.19            80.15         78.02

Net Assets, end of period
   ($ x 1,000)                             42,538           42,067       37,556           35,959           25,724        16,867

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                   Six Months Ended                                Year Ended October 31,
                                     April 30, 2003          -----------------------------------------------------------------------
CLASS C SHARES                          (Unaudited)            2002          2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        12.64           13.29          19.59          16.48          14.17          14.65

Investment Operations:

Investment (loss)--net                         (.06)(b)        (.14)(b)       (.14)(b)       (.17)(b)       (.15)(b)       (.06)

Net realized and unrealized
   gain (loss) on investments                   .53            (.51)         (2.63)          3.61           2.46           (.42)

Total from
   Investment Operations                        .47            (.65)         (2.77)          3.44           2.31           (.48)

Distributions:

Dividends from net realized
   gain on investments                           --              --          (3.53)          (.33)            --             --

Net asset value, end of period                13.11           12.64          13.29          19.59           16.48          14.17

TOTAL RETURN (%)(C)                            3.72(d)        (4.89)        (16.40)         21.19           16.30          (3.28)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.04(d)         2.10           2.10           2.10            2.10           1.66(d)

Ratio of interest expense
   and loan commitment
   fees to average net assets                   .00(d,e)        .00(e)         .00(e)         .01             --              --

Ratio of net investment (loss)
   to average net assets                       (.45)(d)        (.99)         (1.06)          (.91)           (.92)          (.77)(d)

Portfolio Turnover Rate                       46.39(d)        65.85          82.49         122.19           80.15          78.02

Net Assets, end of period
   ($ x 1,000)                               12,973          11,587         8,203          7,178             5,473          3,485

(A)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                      Six Months Ended                              Year Ended October 31,
                                        April 30, 2003           -------------------------------------------------------------------
CLASS R SHARES                             (Unaudited)            2002          2001             2000           1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          13.35           13.89          20.14           16.77          14.28         17.03

Investment Operations:

Investment income (loss)--net                     .01(b)          .00(b,c)      (.01)(b)         .02(b)         .01(b)        .01

Net realized and unrealized
   gain (loss)on investments                      .54            (.54)         (2.71)           3.68           2.48          (.26)

Total from
   Investment Operations                          .55            (.54)         (2.72)           3.70           2.49          (.25)

Distributions:

Dividends from investment
   income--net                                     --              --            --              --               --          (.03)

Dividends from net realized
   gain on investments                             --              --          (3.53)           (.33)             --         (2.47)

Total Distributions                                --              --          (3.53)           (.33)             --         (2.50)

Net asset value, end of period                  13.90           13.35          13.89           20.14           16.77         14.28

TOTAL RETURN (%)                                 4.12(d)        (3.89)        (15.56)          22.40           17.44         (1.88)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                          .54(d)         1.10           1.10            1.10            1.10          1.10

Ratio of interest expense and
   loan commitment fees
   to average net assets                          .00(d,e)        .00(e)         .00(e)          .01              --           --

Ratio of net investment income
   (loss)to average net assets                    .07(d)          .02           (.06)            .10             .09           .05

Portfolio Turnover Rate                         46.39(d)        65.85          82.49          122.19           80.15         78.02

Net Assets, end of period
   ($ x 1,000)                                 45,780          73,575         86,251         113,318          94,455        53,888

(A)  EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                  Six Months Ended                                 Year Ended October 31,
                                                    April 30, 2003        ----------------------------------------------------------
CLASS T SHARES                                         (Unaudited)            2002           2001         2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                       13.05            13.64          19.93          16.68         16.84

Investment Operations:

Investment (loss)--net(b)                                     (.03)            (.12)          (.07)          (.08)         (.01)

Net realized and unrealized
   gain (loss) on investments                                  .54             (.47)         (2.69)          3.66          (.15)

Total from Investment Operations                               .51             (.59)         (2.76)          3.58          (.16)

Distributions:

Dividends from net realized
   gain on investments                                          --                --         (3.53)          (.33)           --

Net asset value, end of period                               13.56            13.05          13.64          19.93         16.68

TOTAL RETURN (%)(C)                                           3.91(d)         (4.32)        (16.04)         21.84           .95(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                      .79(d)           1.60           1.60           1.60           .34(d)

Ratio of interest expense and
   loan commitment fees to
   average net assets                                         .00(d,e)          .00(e)         .00(e)         .01             --

Ratio of net investment (loss)
   to average net assets                                     (.25)(d)          (.83)          (.53)          (.41)         (.06)(d)

Portfolio Turnover Rate                                     46.39(d)          65.85          82.49         122.19         80.15

Net Assets, end of period
   ($ x 1,000)                                               1,320              734            243            109             2

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 400 MidCap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the


                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $36,781,448 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $13,609,518 of the carryover expires in fiscal 2009 and $23,171,930 expires in fiscal 2010.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2003, the Distributor retained $17,698 and $35 from commissions earned on sales of the fund' s Class A and T shares, respectively, and $76,387 and $1,457 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

providing services to the holders of their shares a fee at the annual rate of .. 25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2003, Class A, Class B, Class C and
Class   T   shares   were  charged  $132,425,  $154,144,  $45,174  and  $1,383, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $51,381, $15,058 and $1,383, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $95,758,526 and $125,721,169, respectively.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$15,352,923,   consisting  of  $26,931,449  gross  unrealized  appreciation  and
$11,578,526 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.


NOTES

                  For More Information

                        Dreyfus Premier
                        Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  330SA0403



      Dreyfus
      Money Market
      Reserves

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Money Market Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Money Market Reserves covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

We have recently seen what we believe are encouraging signs of stability in the financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. While the U.S. economy has remained weak, growth has been positive overall. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yields of U.S. Treasury securities and money market instruments continue to hover near historical lows and inflationary pressures have remained subdued.

Although economic problems and concerns remain, we believe that positive factors outweigh negative ones and that the U.S. economy appears to be on the path to recovery. What are the implications for your money market investments? An accommodative monetary policy and a stimulative fiscal policy suggest that money market yields should remain relatively low for the foreseeable future, even if the economy begins to gain strength. We currently see opportunities for higher returns from longer-term assets in the stock and bond markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003



DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2003, the fund's Investor shares produced an annualized yield of 0.78%, while its Class R shares produced an annualized yield of 0.98%. Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were 0.79% and 0.99%, respectively.(1)

We attribute the fund' s performance to declining interest rates early in the reporting period, which resulted in lower yields for money market securities. Yields remained low throughout the reporting period, primarily because of a persistently weak economy.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. We attempt to provide shareholders with an investment vehicle that offers a high level of current income consistent with the stability of principal. We try to accomplish this through a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. We invest in a diversified portfolio of high-quality, short-term debt securities, such as those issued by the U.S. government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. The fund also is required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The three most significant factors influencing the fund's performance during the reporting period were the rising demand for money market securities among risk-averse investors, the generally weak U.S. economy and lower short-term interest rates.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, investors continued to worry about the struggling U.S. economy, the impending war with Iraq and a volatile stock market. As a result, they shifted more of their assets to relatively safe havens, such as money market funds, and fewer to riskier investments, such as stocks. Rising demand for money market instruments put downward pressure on yields.

Another major factor influencing the fund during the reporting period was the short-term interest-rate reduction initiated by the Federal Reserve Board (the "Fed") in early November 2002. Citing the effects of war fears and corporate scandals, the Fed reduced short-term interest rates by 50 basis points, driving the federal funds rate to just 1.25%, a 42-year low. As short-term interest rates fell, so did yields on money market securities.

By the end of 2002, when it looked like the economy was gaining momentum, many investors believed that the November rate cut might be the Fed's last reduction in its current cycle, and that subsequent moves would likely be toward higher rates. However, the economy remained weak through the balance of the reporting period, and short-term interest rates remained unchanged.

We responded to these market forces early in the reporting period by modestly extending the fund' s weighted average maturity in an attempt to lock in prevailing yields for as long as we deemed practical while interest rates fell. Later in the reporting period, we shortened the fund's weighted average maturity to the neutral range, reflecting our view that short-term interest rates were likely to remain unchanged until the economy's direction became clearer. Accordingly, as of April 30, 2003, the fund's weighted average maturity stood at approximately 47 days.

Some of the fund's strongest returns during the reporting period stemmed from its commercial paper holdings. That' s because credit concerns within the corporate sector diminished as companies made progress toward strengthening their balance sheets, paying down debt and cutting costs. Consequently, we modestly increased the fund's exposure to commercial paper, bringing it from approximately 24% of the fund's assets at the beginning of the reporting period to about 27% by the reporting period's end.

Finally, U.S. government agency securities, asset-backed securities and U.S. Treasury securities produced relatively low yields, primarily because these securities had previously benefited from a "flight to quality" among investors. The fund' s holdings of repurchase agreements, which are overnight securities backed by government securities, also provided relatively modest returns.

What is the fund's current strategy?

As of April 1, 2003, Laurie Carroll became the fund's primary portfolio manager. As of April 30, 2003, approximately 27% of the fund's assets were allocated to commercial paper, followed by about 26% to repurchase agreements, 23% to corporate floating rate notes, 10% to U.S. government agency securities, about 7% to U.S. Treasury securities, and the balance in bank deposits. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

May 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


April 30, 2003 (Unaudited)

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--21.1%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.25%, 5/22/2003                                                                          10,000,000               10,000,000

Bank Of New York

   1.26%, 11/3/2003                                                                          15,000,000  (a)          14,998,465

Barclays Bank PLC

   1.28%, 7/1/2003                                                                           10,000,000  (a)           9,998,991

BNP Paribas (Yankee)

   1.85%, 7/1/2003                                                                           15,000,000               15,006,437

Branch Banking & Trust Co.

   1.26%, 1/26/2004                                                                          15,000,000  (a)          15,000,000

Danske Bank A/S (Yankee)

   1.75%, 9/8/2003                                                                           10,000,000               10,000,355

Nordea Bank Finland PLC

   1.27%--1.29%, 9/10/2003--11/24/2003                                                       15,000,000  (a)          14,999,235

Svenska Handelsbanken

   1.28%, 7/1/2003                                                                           25,000,000  (a)          24,997,688

Westpac Banking Corp.

   1.26%, 4/15/2004                                                                          15,000,000  (a)          15,008,634

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $130,009,805)                                                                                               130,009,805

COMMERCIAL PAPER--27.0%
------------------------------------------------------------------------------------------------------------------------------------

Alpine Securitization Corp.

   1.26%, 5/2/2003                                                                           10,000,000                9,999,650

Amstel Funding Corp.

   1.26%, 6/16/2003                                                                           5,939,000  (b)           5,929,438

Atlantis One Funding Corp.

   1.22%, 7/25/2003                                                                          10,000,000  (b)           9,971,195

Caisse Centrale Desjardins

   1.26%, 5/12/2003--6/3/2003                                                                20,000,000               19,980,750

Canadian Wheat Board

   1.24%, 7/15/2003                                                                          15,360,000               15,320,640

Dexia Delaware LLC

   1.25%, 5/27/2003                                                                          10,000,000                9,990,972

Erasmus Capital Corp.

   1.26%, 7/17/2003                                                                          10,000,000  (b)           9,973,050


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Fairway Finance Corp.

   1.26%, 5/20/2003                                                                          10,000,000  (b)           9,993,350

Fleet Funding Corp.

   1.26%, 5/9/2003                                                                           10,000,000  (b)           9,997,200

Gemini Securitization Corp.

   1.26%, 5/16/2003                                                                          10,000,000  (b)           9,994,750

Greyhawk Funding LLC

   1.26%, 6/19/2003                                                                          10,000,000  (b)           9,982,850

Societe Generale

   1.25%, 5/2/2003                                                                           25,000,000               24,999,132

Stellar Funding Group Inc.

   1.23%--1.28%, 5/6/2003--6/30/2003                                                         20,231,000  (b)          20,208,249

TOTAL COMMERCIAL PAPER
   (cost $166,341,226)                                                                                               166,341,226

CORPORATE NOTES--7.4%
------------------------------------------------------------------------------------------------------------------------------------

Alberta (Province Of)

   1.59%, 10/29/2003                                                                          2,700,000                2,742,795

Caterpillar Financial Services Corp.

   1.30%, 2/4/2004                                                                            5,000,000  (a)           5,007,679

Heller Financial Inc.

   1.73%, 5/15/2003                                                                          11,000,000               11,025,602

Morgan Stanley Dean Witter & Co.

   1.42%, 8/18/2003                                                                          20,000,000  (a)          20,018,143

Salomon Smith Barney Holdings Inc.

   1.27%, 6/12/2003                                                                           5,000,000  (a)           5,001,952

Wachovia Corp.

   1.35%, 5/9/2003                                                                            1,500,000  (a)           1,500,076

TOTAL CORPORATE NOTES
   (cost $45,296,247)                                                                                                 45,296,247


SHORT-TERM BANK NOTES--2.4%
------------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank N.A.

  1.26%, 1/26/2004

   (cost $15,000,000)                                                                        15,000,000  (a)          15,000,000

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
U.S. GOVERNMENT AGENCIES--9.5%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

   1.69%, 5/15/2003                                                                          25,795,000               25,822,395

Federal Home Loan Mortgage Corp.

   1.46%--1.62%, 5/15/2003-2/17/2004                                                         24,585,000  (a)          25,204,187

Federal National Mortgage Association

   1.64%, 5/15/2003                                                                           7,260,000                7,268,198

TOTAL U.S. GOVERNMENT AGENCIES
   (cost $58,294,780)                                                                                                 58,294,780

U.S. TREASURY NOTES--6.6%
------------------------------------------------------------------------------------------------------------------------------------

   1.50%, 12/1/2003                                                                          25,000,000               25,212,225

   1.20%, 3/31/2004                                                                          15,000,000               15,322,624

TOTAL U.S. TREASURY NOTES
   (cost $40,534,849)                                                                                                 40,534,849

TIME DEPOSITS--3.2%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank (Grand Cayman)

  1.28%, 5/1/2003

   (cost $20,000,000)                                                                        20,000,000               20,000,000

REPURCHASE AGREEMENTS--22.4%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.

  1.24% dated 4/30/2003, due 5/1/2003 in

  the amount of $28,223,002 (fully collateralized by

  $1,465,000 U.S. Treasury Bonds 11.34%, due

  11/15/2014 and $24,905,000 U.S. Treasury Notes

   5.25%, due 5/15/2004, value $28,787,051)                                                  28,222,030               28,222,030

Greenwich Capital Markets Inc.

  1.28% dated 4/30/2003, due 5/1/2003 in

  the amount of $20,000,711 (fully collateralized by

  $19,710,000 Federal Farm Credit Banks 3.67%-6%,

   due 12/15/2004-6/11/2008, value $20,404,703)                                              20,000,000               20,000,000


                                                                                              Principal
REPURCHASE AGREEMENTS (CONTINUED)                                                             Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Salomon Smith Barney Holdings Inc.

  1.32% dated 4/30/2003, due 5/1/2003 in

  the amount of $90,003,300 (fully collateralized by

  $89,540,000 Federal Home Loan Banks 3.75%,

  due 2/6/2008 and $75,000 Federal National

  Mortgage Association 5%, due 1/15/2004,

   value $91,801,095)                                                                        90,000,000               90,000,000

TOTAL REPURCHASE AGREEMENTS
   (cost $138,222,030)                                                                                               138,222,030

TOTAL INVESTMENTS (cost $613,698,937)                                                              99.6%             613,698,937

CASH AND RECEIVABLES (NET)                                                                           .4%               2,184,898

NET ASSETS                                                                                        100.0%             615,883,835

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $86,050,082 OR 14.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           613,698,937   613,698,937

Cash                                                                    517,145

Interest receivable                                                   2,389,943

                                                                    616,606,025

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   324,402

Dividend payable                                                        372,944

Payable for Capital Stock redeemed                                       24,844

                                                                        722,190

NET ASSETS ($)                                                      615,883,835

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     615,884,459

Accumulated net realized gain (loss) on investments                        (624)

NET ASSETS ($)                                                      615,883,835

NET ASSET VALUE PER SHARE

                                               Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     395,153,912     220,729,923

Shares Outstanding                                 395,152,521     220,731,938

NET ASSET VALUE PER SHARE ($)                             1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,887,394

EXPENSES:

Management fee--Note 2(a)                                            1,642,805

Distribution fees (Investor Shares)--Note 2(b)                         418,863

TOTAL EXPENSES                                                       2,061,668

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

  IN NET ASSETS RESULTING FROM OPERATIONS                            2,825,726

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)      October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,825,726            18,072,929

Net realized gain (loss) on investments                --                   205

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,825,726            18,073,134

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,647,352)          (12,166,172)

Class R shares                                 (1,178,374)           (5,906,757)

TOTAL DIVIDENDS                                (2,825,726)          (18,072,929)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                               675,070,222         2,316,279,660

Class R shares                                420,279,329           953,565,174

Dividends reinvested:

Investor shares                                 1,635,576            11,894,206

Class R shares                                    110,002             1,921,014

Cost of shares redeemed:

Investor shares                              (714,367,552)       (2,767,302,557)

Class R shares                               (447,823,078)       (1,126,380,360)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (65,095,501)         (610,022,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (65,095,501)         (610,022,658)

NET ASSETS ($):

Beginning of Period                           680,979,336         1,291,001,994

END OF PERIOD                                 615,883,835           680,979,336

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                        Six Months Ended                             Year Ended October 31,
                                          April 30, 2003   -------------------------------------------------------------------------
INVESTOR SHARES                              (Unaudited)          2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                             1.00           1.00           1.00           1.00           1.00           1.00

Investment Operations:

Investment income--net                             .004           .016           .044           .056           .045           .050

Distributions:

Dividends from investment
   income--net                                    (.004)         (.016)         (.044)         (.056)         (.045)         (.050)

Net asset value, end of period                     1.00           1.00           1.00           1.00           1.00           1.00

TOTAL RETURN (%)                                    .79(a)        1.58           4.47           5.70           4.64           5.13

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .70(a)         .70            .70            .70            .70            .70

Ratio of net investment income

   to average net assets                            .79(a)        1.63           3.91           5.56           4.54           5.01

Net Assets, end of period
   ($ X 1,000)                                  395,154        432,816        871,945        333,377        347,596        301,473

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                        Six Months Ended                             Year Ended October 31,
                                          April 30, 2003       ---------------------------------------------------------------------
CLASS R SHARES                               (Unaudited)          2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00           1.00           1.00           1.00           1.00           1.00

Investment Operations:

Investment income--net                             .005           .018           .046           .058           .047           .052

Distributions:

Dividends from investment
   income--net                                    (.005)         (.018)         (.046)         (.058)         (.047)         (.052)

Net asset value, end of period                     1.00           1.00           1.00           1.00           1.00           1.00

TOTAL RETURN (%)                                    .99(a)        1.79           4.68           5.91           4.84           5.34

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .50(a)         .50            .50            .50            .50            .50

Ratio of net investment income
   to average net assets                            .99(a)        1.82           4.54           5.80           4.74           5.21

Net Assets, end of period
   ($ X 1,000)                                  220,730        248,164        419,057        393,117        300,386        249,415

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $624 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act. Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, an affiliate of the Manager, for shareholder servicing activities and activi-

ties primarily intended to result in the sale of Investor shares. During the period ended April 30, 2003, the Investor shares were charged $418,863 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Money Market Reserves

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  317SA0403



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc. (with the exception of Dreyfus Premier Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc. with a fiscal year end of 8/31)

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.